                                             -----------------------------------
                                             OMB APPROVAL
                                             OMB Number: 3235-0570
                                             Expires: October 31, 2006
                                             Estimated average burden
                                             hours per response.............19.3
                                             -----------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-6526

                               THE COVENTRY GROUP
               (Exact name of registrant as specified in charter)

                                3435 STELZER ROAD
                               COLUMBUS, OH 43219
                    (Address of principal executive offices)

                               BISYS FUND SERVICES
                                3435 STELZER ROAD
                               COLUMBUS, OH 43219
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: 1-800-766-8938

                     Date of fiscal year end: MARCH 31, 2005

                  Date of reporting period: SEPTEMBER 30, 2004

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1. Reports to Stockholders.

     Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

                              SEMI - ANNUAL REPORT

                              [MONOGRAM FUNDS LOGO]

                              SEMI - ANNUAL REPORT
                               SEPTEMBER 30, 2004

NOTICE TO INVESTORS
SHARES OF 1ST SOURCE MONOGRAM FUNDS(SM):

-  ARE NOT FDIC INSURED    -    MAY LOSE VALUE     -      HAVE NO BANK GUARANTEE


TABLE OF CONTENTS

1ST SOURCE MONOGRAM FUNDS
SEMI-ANNUAL REPORT--SEPTEMBER 30, 2004

Letter from the Investment Advisor............     1
Income Equity Fund............................     3
Diversified Equity Fund.......................     9
Special Equity Fund...........................    15
Income Fund...................................    21
Long/Short Fund...............................    27
Notes to Financial Statements.................    33
Table of Shareholder Expenses.................    36

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities is available without charge, upon request, by calling 1-800-766-8938 or on the Securities and Exchange Commission's website at http://www.sec.gov.

Schedules of Portfolio Investments for periods ending December 31 and June 30 will be available starting March 1, 2005, without charge, on the Securities and Exchange Commission's website at http://www.sec.gov.


LETTER FROM THE INVESTMENT ADVISOR

DEAR INVESTOR:

We are pleased to present this report for the six-month period ended September 30, 2004. The financial markets were relatively volatile, reflecting investors' uncertainty about economic and political factors. Stocks and bonds finished the period with modest returns.

The economy grew slower than expected, as job growth continued to fall short of expectations. Energy prices surged and there were signs of inflation in some sectors of the housing market. But the general level of inflation remained low, with prices falling in some manufacturing sectors. The deflationary trend was strongest in sectors such as auto parts and apparel, where corporations could draw upon inexpensive overseas suppliers such as China.

Corporate profits didn't show a clear trend, with gains in some sectors and setbacks in other areas of the economy. Gross Domestic Product ("GDP")(1) growth was certainly respectable, in the 3% to 4% range. The rate of unemployment levels remained modest at about 5.5%. However, it seems the electorate expects more. Our view is that global competition creates some angst in every country, including the United States.

THE STOCK MARKET

The stock market was volatile on a month-to-month basis, based on a range of factors. Investors were concerned about the political outlook, in particular on-going violence in Afghanistan and Iraq as well as uncertainty about the results of the presidential election. There were also concerns about inflation--due largely to the sharp increase in energy prices--and the sustainability of the economic recovery. Corporate earnings also played a role in the market's volatility. Companies in the energy and basic materials sectors showed strong results, with positive earnings surprises. But there were significant disappointments in areas such as technology and retailing.

The retailing slowdown reflected an important underlying fact: many consumers had less money to spend. Rising energy costs took discretionary income out of consumers' pockets, and tax rebates may have already been spent before the period began. There were periodic slowdowns in the mortgage refinancing market as interest rates went up in the second quarter before declining again in the third quarter. Those slowdowns may have reduced the consumers' access to spending money.

Shares of small and medium-sized companies outperformed large-cap stocks by a narrow margin. This might reflect continued fallout from the corporate governance issues of the last several years, or may be a matter of investors following an on-going trend--small and mid-sized companies shares were very strong performers during the previous period.

Value stocks outperformed growth stocks by a significant margin, possibly because dividend distributions are generally higher and becoming more desirable in the current low-interest rate environment. Much of the volatility in the stock market was driven by psychological factors. Investors were concerned about the geopolitical situation, with the war in Iraq and the potential for terrorist attacks around the world. There was also uncertainty about the outcome of the presidential election.

We also believe that the huge amount of money in hedge funds played a role in the markets' volatility. Such funds focus on the short-term, and they are enormously leveraged--which means they can use a relatively small capital base to exert a major influence on the capital markets.

In that environment, we looked for themes and individual securities that offered the prospect of strong long-term returns at reasonable risk.

THE FIXED INCOME MARKETS

The fixed-income market's performance reflected investors' expectations about Federal Reserve Board ("the Fed") policy. The Fed raised short-term interest rates three times in response to signs of improving economic growth and the potential for higher inflation. In part, the Fed was responding to sharp increases in the cost of energy and basic materials.

(1) The Gross Domestic Product ("GDP") measures the market value of the goods and services produced by labor and property in the United States.

Long-term interest rates remained surprisingly low given concerns about inflation. Rates rose early in the period, but then declined--in part because of disappointing jobs growth. The ten-year Treasury yield rose from 3.8% at the start of the period to 4.85% in mid-June; then declined to 4.15% by the end of the period.

Meanwhile, many fixed-income investors were also skittish about the prospects for the presidential election as well as the current sizable budget deficits.

GOING FORWARD

We believe the global economy seems to be on track to continue its recovery, and we expect it can continue that trend into 2005. Stocks may make some progress once the U.S. presidential election is decided, and may benefit from stabilization in Iraq. We will be closely watching corporate earnings, Fed policy, and inflation--factors that could help determine security selection for our portfolios.

Stock market investors during the first years of this decade endured the worst stock bear market in three decades--but it is important to recall that this decline came after a powerful, 18-year bull market. As a result, dividend yields and price/earnings ratios are still relatively high--which creates a challenge for stock market investors who hope to generate superior returns over the coming years.

The situation calls for a mix of caution and creativity. We will be open-minded in our analysis of opportunities and selective in the securities we use to build our clients' portfolios. The Monogram Funds will continue to practice the asset-management strategies that have served shareholders well through different market cycles. We will continue to analyze global economic trends and industry conditions in order to select securities that represent the best balance of risk and expected potential return for our Funds' portfolios.

Diversification remains the best approach for building financial security(2)-especially given the financial markets' recent volatility. Thus, our domestic fund offerings include exposure to stocks and fixed-income securities, with growth- and value-oriented styles, a long/short strategy, a focus on small-cap firms, and a fixed income fund.

Thank you for your confidence in the Monogram Funds. We look forward to providing you with investment management services in the years to come. If you have any questions or require assistance, please do not hesitate to contact your account representative or to call the Monogram Funds directly at 1-800-766-8938.

                                            Sincerely,

                                            Ralph C. Shive, CFA
                                            Paul W. Gifford, CFA
                                            Kevin A. Carey, CFA
                                            Michael L. Shinnick
                                            Jason W. Cooper

(2) Diversification does not guarantee a profit nor protect against a loss.

The foregoing information and opinions are for general information only. First Source Bank does not assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice, are for general information only and are not intended as an offer or solicitation with respect to the purchase or sale of any security or offering individual or personalized investment advice.

1ST SOURCE MONOGRAM FUNDS

INCOME EQUITY FUND
RALPH C. SHIVE, CFA

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Q. HOW DID THE INCOME EQUITY FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE SIX MONTH PERIOD ENDED SEPTEMBER 30, 2004?

A. The Fund gained 4.28% during the period. That compared to a 2.44% return for the Russell 1000 (R) Value Index (1) and a 1.52% return for the Lipper Equity Income Funds Index. (1) The Fund had an especially strong performance during the first three months of the period.

Q.    WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

A. The stock market was driven by events during the period, including the Iraq war and the approach of the U.S. presidential election. Stocks in general did not produce strong gains during the period, which helped prevent the Fund from registering large gains in absolute terms. (2)

      The Fund's absolute and relative returns benefited from over-weight positions in the energy and basic materials sectors. Surging oil prices boosted the Fund returns in a diversified array of energy stocks, including independent oil and gas producers, large integrated firms and shares of drilling companies. We added to the Fund's investment in basic materials, which benefited from China's voracious appetite for raw materials to fuel the country's expanding manufacturing base. The Fund's investments included shares of firms such as Anglo American PLC (1.90% as a percentage of net assets), Alcoa (1.62%) and Dow Chemical (1.60%). (2)

      The Fund also benefited from exposure to other industrial stocks, such as W.W. Grainger (1.65% as a percentage of net assets), Honeywell (1.64%) and Parker Hannifin (1.62%). An underweight position in technology also helped the Fund. (2)

      The Fund was helped by selective purchases of individual stocks that offered good value, including BEA Systems (0.91%), Novartis (1.34%), and A.G. Edwards (1.98%). (2)

      The Fund's relative performance was hurt by earnings disappointments at individual companies in a variety of industries--from retailing to property casualty insurance to drug distribution to newspapers.(2)

                           AVERAGE ANNUAL TOTAL RETURN
                                  AS OF 9/30/04

                                      1 YEAR          5 YEAR          10 YEAR
                                      ------          ------          -------
INCOME EQUITY FUND                    21.78%           9.41%           12.09%
RUSSELL 1000(R)VALUE INDEX            20.52%           4.31%           12.53%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-766-8938.

The quoted performance of the 1st Source Monogram Income Equity Fund includes performance of certain collective trust fund ("Commingled") accounts advised by 1st Source Bank that had investment objectives and policies substantially similar to those of the Fund for periods dating back to 11/30/85, and prior to the mutual fund's commencement of operations on 9/25/96, as adjusted to reflect the expenses associated with the mutual fund. The Commingled accounts were not registered with the Securities & Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

(1) The Fund's performance is measured against the Russell 1000(R) Value Index, an unmanaged index that tracks the performance of 1000 securities found in the Russell universe with a less-than-average growth orientation. Securities in this index generally have lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the Growth Universe. The Lipper Equity Income Funds Index consists of funds that seek relatively high current income and growth of income by investing at least 65% of their portfolios in dividend-paying equity securities. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.These indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in their underlying securities or funds.

(2) The composition of the Fund's portfolio is subject to change.

1ST SOURCE MONOGRAM FUNDS                      SCHEDULE OF PORTFOLIO INVESTMENTS
INCOME EQUITY FUND                                SEPTEMBER 30, 2004 (UNAUDITED)

COMMON STOCKS - (95.1%)

SECURITY DESCRIPTION                                     SHARES       VALUE ($)
--------------------                                     ------       ---------
BASIC MATERIALS - (18.2%)
Alcoa, Inc......................................         42,000       1,410,780
Allegheny Technologies, Inc.....................         50,000         912,500
Anglo American PLC, ADR.........................         68,400       1,658,700
Carpenter Technology Corp.......................         20,000         954,800
Dow Chemical Co.................................         31,000       1,400,580
Eastman Chemical Co.............................         25,000       1,188,750
Olin Corp.......................................         80,000       1,600,000
Plum Creek Timber Co., Inc......................         20,000         700,600
Potash Corp. of Saskatchewan, Inc...............         28,000       1,796,760
RPM, Inc........................................         60,000       1,059,000
Schulman, Inc...................................         40,000         881,600
Sherwin-Williams Co.............................         20,000         879,200
Temple-Inland, Inc..............................         18,000       1,208,700
Wmc Resources Ltd. ADR..........................         20,000         313,600
                                                                     ----------
                                                                     15,965,570
                                                                     ----------
COMMUNICATIONS - (6.3%)
Belo Corp., Series A............................         42,000         946,680
Harris Corp.....................................         30,000       1,648,200
Nokia Corp. ADR.................................         40,000         548,800
Sprint Corp.....................................         70,000       1,409,100
Tribune Co......................................         23,000         946,450
                                                                     ----------
                                                                      5,499,230
                                                                     ----------
CONSUMER CYCLICALS - (6.8%)
Brown Shoe Company, Inc.........................         40,000       1,002,400
General Motors Corp.............................         20,000         849,600
Grainger (W.W.), Inc............................         25,000       1,441,250
Longs Drug Stores Corp..........................         34,900         844,580
Newell Rubbermaid, Inc..........................         20,000         400,800
Whirlpool Corp..................................         23,000       1,382,070
                                                                     ----------
                                                                      5,920,700
                                                                     ----------
CONSUMER NON-CYCLICAL (8.6%)
Archer-Daniels-Midland Co.......................         75,000       1,273,500
Avery-Dennison Corp.............................         20,000       1,315,600
Avon Products, Inc..............................         20,000         873,600
H.J. Heinz Co...................................         27,000         972,540
Kimberly-Clark Corp.............................         20,000       1,291,800
McKesson Corp...................................         35,000         897,750
Supervalu, Inc..................................         33,000         909,150
                                                                     ----------
                                                                      7,533,940
                                                                     ----------
ENERGY (10.8%)
Anadarko Petroleum Corp.........................         21,000       1,393,560
GlobalSantaFe Corp..............................         48,000       1,471,200
Halliburton Co..................................         28,000         943,320
Hugoton Royalty Trust...........................         16,000         448,800
Marathon Oil Corp...............................         45,000       1,857,600
National Fuel Gas...............................         50,000       1,416,500
Unocal Corp.....................................         30,000       1,290,000
Williams Cos., Inc..............................         50,000         605,000
                                                                     ----------
                                                                      9,425,980
                                                                     ----------
FINANCIAL (11.2%)
A.G. Edwards, Inc...............................         50,000       1,731,000
Hospitality Properties Trust....................         14,100         599,109
Keycorp.........................................         38,000       1,200,800
Lincoln National Corp...........................         25,000       1,175,000
Marsh & McLennan Cos., Inc......................         27,000       1,235,520
Old National Bancorp............................         59,661       1,481,979
St. Paul Cos....................................         32,000       1,057,920
Waddell & Reed Financial, Inc...................         60,000       1,320,000
                                                                     ----------
                                                                      9,801,328
                                                                     ----------
HEALTH CARE (9.9%)
Abbott Laboratories.............................         30,000       1,270,800
Bristol-Myers Squibb Co.........................         54,000       1,278,180
Hospira, Inc. (b)...............................         33,000       1,009,800
Humana, Inc. (b)................................         70,000       1,398,600
Medco Health Solutions, Inc. (b)................         30,000         927,000
Merck & Co., Inc................................         26,000         858,000
Novartis AG, ADR................................         25,000       1,166,750
Sunrise Assisted Living, Inc. (b)...............         20,000         702,400
                                                                     ----------
                                                                      8,611,530
                                                                     ----------
INDUSTRIALS - (15.2%)
Avnet, Inc. (b).................................         53,000         907,360
Emerson Electric Co.............................         19,000       1,175,910
Honeywell International, Inc....................         40,000       1,434,400
Intermet Corp...................................         95,932          24,942
Pall Corp.......................................         55,100       1,348,848
Parker-Hannifin Corp............................         24,000       1,412,640
Raytheon Co.....................................         30,000       1,139,400
Regal-Beloit Corp...............................         47,100       1,139,349
Shaw Group, Inc. (b)............................         95,000       1,140,000
Sonoco Products Co..............................         50,000       1,322,000
Stewart & Stevenson Services, Inc...............         53,000         936,510
Waste Management, Inc...........................         50,000       1,367,000
                                                                     ----------
                                                                     13,348,359
                                                                     ----------
TECHNOLOGY (4.3%)
Bea Systems, Inc. (b)...........................        115,000         794,650
Diebold, Inc....................................         25,000       1,167,500
Electronic Data Systems Corp....................         40,000         775,600
Hewlett-Packard Co..............................         52,000         975,000
                                                                     ----------
                                                                      3,712,750
                                                                     ----------
UTILITIES - (3.8%)
American Electric Power.........................         29,000         926,840
NiSource, Inc...................................         60,000       1,260,600
Southwest Gas Corp..............................         45,900       1,099,305
                                                                      3,286,745
                                                                     ----------
TOTAL COMMON STOCKS                                                  83,106,132
                                                                     ----------

                                    Continued

1ST SOURCE MONOGRAM FUNDS                      SCHEDULE OF PORTFOLIO INVESTMENTS
INCOME EQUITY FUND                                SEPTEMBER 30, 2004 (UNAUDITED)

INVESTMENT COMPANIES - (2.6%)

SECURITY DESCRIPTION                      SHARES         VALUE ($)
--------------------                      ------         ---------
Fifth Third Prime Money Market
  Fund - Institutional Class.......       2,289,496      2,289,496
                                                         ---------
TOTAL INVESTMENT COMPANIES.........                      2,289,496
                                                         ---------

PREFERRED STOCKS - (0.9%)

SECURITY DESCRIPTION                    SHARES         VALUE ($)
--------------------                    ------         ---------
HEALTH CARE (0.9%)
Baxter International, Inc.,
7.00%, 2/16/06........................  14,000          752,500
                                                        -------
TOTAL PREFERRED STOCKS................                  752,500
                                                        -------

CONVERTIBLE BONDS - (1.3%)

                                        PRINCIPAL
SECURITY DESCRIPTION                    AMOUNT ($)     VALUE ($)
--------------------                    ----------     ---------
HEALTH CARE (0.7%)
Sunrise Assisted Living, Inc.,
5.25%, 2/1/09 (c)...................     500,000         574,375
                                                      ----------
TECHNOLOGY (0.6%)
Bea Systems, 4.00%, 12/15/06........     550,000         547,938
                                                      ----------
TOTAL CONVERTIBLE BONDS.............                   1,122,313
                                                      ----------
TOTAL INVESTMENTS
(COST $71,564,816) (a) - 99.9%.......                 87,270,441
                                                      ==========

Percentages indicated are based on net assets of $87,353,645.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $7,769. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation............     $18,084,309
Unrealized depreciation.............     (2,370,915)
                                        -----------
Net unrealized appreciation........      15,713,394
                                        ===========

(b)   Represents non-income producing security.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933.

ADR - American Depositary Receipt




PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

[BAR CHART]

Basic Materials                            18.3%
Communications                              6.3%
Consumer Cyclicals                          6.8%
Consumer Non-Cyclicals                      8.6%
Energy                                     10.8%
Financial                                  11.2%
Health Care                                 9.9%
Industrials                                15.2%
Technology                                  4.3%
Utilities                                   3.8%
Investment Companies                        2.6%
Preferred Stocks                            0.9%
Convertible Bonds                           1.3%

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
INCOME EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2004 (UNAUDITED)

ASSETS:
Investments, at value (cost $71,564,816)..........                      $  87,270,441
Interest and dividends receivable.................                            142,749
Cash..............................................                                  1
Receivable for capital shares issued..............                             40,000
Prepaid expenses..................................                              8,443
                                                                        -------------
  TOTAL ASSETS....................................                         87,461,634

LIABILITIES:
Payable for investments purchased.................    $       9,875
Payable for capital shares redeemed...............           20,608
Accrued expenses and other payables:
  Investment advisory.............................           57,134
  Administration..................................            1,910
  Other...........................................           18,462
                                                      -------------
  TOTAL LIABILITIES...............................                            107,989
                                                                        -------------
NET ASSETS........................................                      $  87,353,645
                                                                        =============
COMPOSITION OF NET ASSETS:
Capital...........................................                      $  69,567,153
Undistributed net investment income...............                             49,310
Accumulated net realized gains from
  investment transactions.........................                          2,031,557
Unrealized appreciation
  from investments................................                         15,705,625
                                                                        -------------
NET ASSETS                                                              $  87,353,645
                                                                        =============
Shares Outstanding (par value $0.01,
unlimited number of authorized shares)............                          6,928,226
                                                                        =============
Net Asset Value, Offering and Redemption
  Price per share.................................                      $       12.61
                                                                        =============

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2004 (UNAUDITED)

INVESTMENT INCOME:
Interest..........................................                   $   24,996
Dividend..........................................                      935,902
                                                                     ----------
  TOTAL INVESTMENT INCOME:........................                      960,898

EXPENSES:
  Investment advisory.............................    $    329,669
  Administration..................................          82,418
  Distribution....................................         103,021
  Accounting......................................          16,258
  Custodian.......................................           3,325
  Transfer agent..................................          17,240
  Trustee.........................................           1,806
  Other...........................................          31,876
                                                      ------------
  Total expenses before
  fee reductions..................................                      585,613
  Distribution fees
  voluntarily reduced.............................                     (103,021)
                                                                     ----------
  NET EXPENSES....................................                      482,592
                                                                     ----------
NET INVESTMENT INCOME.............................                      478,306
                                                                     ----------
NET REALIZED/UNREALIZED GAINS
  FROM INVESTMENTS:
Realized gains from
  investment transactions.........................                    1,154,689
Change in unrealized appreciation
  (depreciation) from investments.................                    1,934,171
                                                                     ----------
Net realized/unrealized gains from
  investments.....................................                    3,088,860
                                                                     ----------
CHANGE IN NET ASSETS RESULTING FROM
  OPERATIONS......................................                   $3,567,166
                                                                     ==========

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
INCOME EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           FOR THE SIX
                                                                                           MONTHS ENDED          FOR THE YEAR
                                                                                           SEPTEMBER 30,             ENDED
                                                                                              2004                 MARCH 31,
                                                                                           (UNAUDITED)                2004
                                                                                           ------------          ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income...........................................................        $    478,306            $    986,897
   Realized gains (losses) from investment transactions............................           1,154,689               1,900,037
   Change in unrealized appreciation/depreciation from investments.................           1,934,171              18,280,817
                                                                                           ------------            ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS.....................................           3,567,166              21,167,751
                                                                                           ------------            ------------
DISTRIBUTIONS:
   From net investment income......................................................            (458,993)               (955,187)
   From net realized gains.........................................................                   -                (693,121)
                                                                                           ------------            ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DISTRIBUTIONS................................            (458,993)             (1,648,308)
                                                                                           ------------            ------------
CAPITAL TRANSACTIONS:
   Proceeds from shares issued.....................................................          11,228,800              16,785,531
   Dividends reinvested............................................................             411,657               1,494,358
   Cost of shares redeemed.........................................................          (6,429,267)            (11,168,042)
                                                                                           ------------            ------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS...............................           5,211,190               7,111,847
                                                                                           ------------            ------------
CHANGE IN NET ASSETS...............................................................           8,319,363              26,631,290

NET ASSETS:
   Beginning of period.............................................................          79,034,282              52,402,992
                                                                                           ------------            ------------
   End of period...................................................................        $ 87,353,645            $ 79,034,282
                                                                                           ============            ============
SHARE TRANSACTIONS:
   Issued..........................................................................             919,458               1,500,369
   Reinvested......................................................................              33,677                 133,680
   Redeemed........................................................................            (523,804)             (1,043,058)
                                                                                           ------------            ------------
CHANGE IN SHARES...................................................................             429,331                 590,991
                                                                                           ============            ============
Undistributed net investment income................................................        $     49,310            $     29,997
                                                                                           ============            ============

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
INCOME EQUITY FUND

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                         FOR THE
                                                          SIX
                                                         MONTHS
                                                          ENDED
                                                         SEPT.30,                       FOR THE YEARS ENDED MARCH 31,
                                                          2004          -----------------------------------------------------------
                                                       (UNAUDITED)       2004        2003         2002          2001        2000
                                                      -----------      --------  -------------   --------     ---------   ---------
NET ASSET VALUE, BEGINNING OF PERIOD...............   $    12.16       $   8.87  $       11.49   $  10.87     $   10.77   $   11.00
INVESTMENT ACTIVITIES:
  Net investment income............................         0.08           0.17           0.18       0.17          0.17        0.25
  Net realized and unrealized gains (losses)
       from investments............................         0.44           3.39          (2.53)      1.07          1.03        0.94
                                                      ----------       --------  -------------   --------     ---------   ---------
  Total from investment activities.................         0.52           3.56          (2.35)      1.24          1.20        1.19
                                                      ----------       --------  -------------   --------     ---------   ---------
DISTRIBUTIONS:
  Net investment income............................        (0.07)         (0.16)         (0.18)     (0.17)        (0.19)      (0.26)
  Net realized gains...............................            -          (0.11)         (0.09)     (0.45)        (0.91)      (1.16)
                                                      ----------       --------  -------------   --------     ---------   ---------
  Total Distributions..............................        (0.07)         (0.27)         (0.27)     (0.62)        (1.10)      (1.42)
                                                      ----------       --------  -------------   --------     ---------   ---------
Net Asset Value, End of Period.....................   $    12.61       $  12.16  $        8.87   $  11.49     $   10.87   $   10.77
                                                      ==========       ========  =============   ========     =========   =========
TOTAL RETURN.......................................         4.28% (b)     40.48%        (20.66%)    11.97%        11.51%      11.35%

RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)..................   $   87,354       $ 79,034  $      52,403   $ 56,981     $  47,104   $  46,967
Ratio of expenses to average net assets............         1.17% (c)      1.21%          1.22%      1.20%         1.18%       1.18%
Ratio of net investment income to average net
  assets...........................................        1.16% (c)       1.49%          1.82%      1.58%         1.64%       2.18%
Ratio of expenses to average net assets (a)........         1.42% (c)      1.46%          1.47%      1.45%         1.43%       1.43%
Portfolio turnover.................................           13%            24%            18%        32%           42%         47%

(a) During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(b)   Not Annualized.

(c)   Annualized.

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS

DIVERSIFIED EQUITY FUND
KEVIN CAREY

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Q: HOW DID THE DIVERSIFIED EQUITY FUND PERFORM RELATIVE TO ITS BENCHMARK INDEX DURING THE SIX MONTHS ENDED SEPTEMBER 30, 2004?

A: The Fund posted a 0.00% return for the six month period, versus a -0.18% decline in the S&P 500 Index(1) and a -3.39% return for the Russell 1000 Growth Index(1) of large-cap growth stocks.

Q:    WHAT CONTRIBUTED TO THE FUND'S PERFORMANCE DURING THE PERIOD?

A: Energy stocks performed exceptionally well during that period. Oil and exploration companies such as Apache (1.86% as a percentage of net assets), as well as refinery and production companies such as Burlington (1.07%) and Valero (1.75%) performed very well during that period. There is a lot of low-quality crude oil coming out of other countries, and there isn't enough refining capacity to keep up. Those investments helped the Fund's performance in absolute terms, even though the portfolio was slightly under-weighted in energy stocks. We did increase that weighting during the period, which helped returns. (2)

      The Fund's relative performance was enhanced by its under-weight investment in technology stocks--the market's worst-performing sector. But the Fund held an underweight stake in shares of industrial companies, which outperformed the market indices during the period. (2)

      The Fund also maintained an over-weight position in health care stocks, based on the industry's strong long-term prospects. That hurt the Fund's relative performance. We believe stocks in the specialty medical area sold off because value investors thought they were too expensive, and pharmaceutical stocks suffered due to election fears, the issue of Medicare reimbursement, drug-pricing concerns and the like. (2)

                           AVERAGE ANNUAL TOTAL RETURN
                                  AS OF 9/30/04

                                        1 YEAR          5 YEAR          10 YEAR
                                        ------          ------          -------
DIVERSIFIED EQUITY FUND                   8.95%          -4.55%            5.76%
S&P 500 STOCK INDEX                      13.87%          -1.31%           11.08%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-766-8938.

The quoted performance of the 1st Source Monogram Diversified Equity Fund includes performance of certain collective trust fund ("Commingled") accounts advised by 1st Source Bank that had investment objectives and policies substantially similar to those of the Fund for periods dating back to 6/30/85, and prior to the mutual fund's commencement of operations on 9/23/96, as adjusted to reflect the expenses associated with the mutual fund. The Commingled accounts were not registered with the Securities & Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

(1) The S&P 500 Stock Index is an unmanaged index that generally reflects the performance of the U.S. stock market as a whole. The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. These indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

(2) The composition of the Fund's portfolio is subject to change.

1ST SOURCE MONOGRAM FUNDS                      SCHEDULE OF PORTFOLIO INVESTMENTS
DIVERSIFIED EQUITY FUND                           SEPTEMBER 30, 2004 (UNAUDITED)

COMMON STOCKS - (99.4%)

SECURITY DESCRIPTION                                       SHARES      VALUE ($)
--------------------                                       ------      ---------
BASIC MATERIALS - (2.0%)
Praxair, Inc............................................   21,700        927,458
                                                                       ---------
COMMUNICATIONS - (8.5%)
Amazon Co., Inc. (b)....................................   16,500        674,190
Cisco Systems, Inc. (b).................................   43,300        783,730
Ebay, Inc. (b)..........................................   12,000      1,103,280
Juniper Networks, Inc. (b)..............................   22,200        523,920
McGraw-Hill Cos., Inc...................................   10,000        796,900
                                                                       ---------
                                                                       3,882,020
                                                                       ---------
CONSUMER CYCLICAL - (13.9%)
Harley-Davidson, Inc....................................    6,150        365,556
Home Depot, Inc.........................................   25,050        981,960
Kohl's Corp. (b)........................................   14,500        698,755
McDonald's Corp.........................................   33,000        924,990
P.F. Chang's China Bistro, Inc. (b).....................   15,000        727,350
PETsMART, Inc...........................................   20,300        576,317
Starbucks Corp. (b).....................................   21,500        977,390
Wal-Mart Stores, Inc....................................    9,200        489,440
Walgreen Co.............................................   17,600        630,608
                                                                       ---------
                                                                       6,372,366
                                                                       ---------
CONSUMER NON-CYCLICAL - (6.9%)
Apollo Group, Inc. (b)..................................   10,500        770,385
Fortune Brands, Inc.....................................   14,175      1,050,226
Pepsico, Inc............................................   12,500        608,125
Procter & Gamble Co.....................................   14,000        757,680
                                                                       ---------
                                                                       3,186,416
                                                                       ---------
ENERGY - (7.3%)
Apache Corp.............................................   17,000        851,870
BP Amoco PLC, ADR.......................................    8,000        460,240
Burlington Resources, Inc...............................   12,000        489,600
Exxon Mobil Corp........................................   15,000        724,950
Valero Energy Corp......................................   10,000        802,100
                                                                       ---------
                                                                       3,328,760
                                                                       ---------
FINANCIAL - (13.5%)
American Express Co.....................................   14,900        766,754
American International Group, Inc.......................    7,800        530,322
Bank of America Corp....................................   18,000        779,940
Citigroup, Inc..........................................   13,600        600,032
Fannie Mae..............................................    4,000        253,600
Fifth Third Bancorp.....................................    5,000        246,100
Hartford Financial Services Group.......................    9,300        575,949
J.P. Morgan Chase & Co..................................   19,600        778,708
MetLife, Inc............................................   17,000        657,050
Wells Fargo & Co........................................   16,800      1,001,784
                                                                       ---------
                                                                       6,190,239
                                                                       ---------
HEALTH CARE - (27.5%)
Amgen, Inc. (b).........................................   13,700        776,516
Baxter International, Inc...............................   10,000        321,600
Biogen Idec, Inc. (b)...................................   10,000        611,700
Boston Scientific Corp. (b).............................   30,000      1,191,899
Chiron Corp. (b)........................................    5,000        221,000
DaVita, Inc. (b)........................................   15,100        470,365
Dentsply International..................................   17,375        902,458
Edwards Lifesciences Corp. (b)..........................   20,000        670,000
Eli Lilly & Co..........................................   10,000        600,500
Genentech, Inc. (b).....................................    7,500        393,150
Hillenbrand Industries, Inc.............................    8,000        404,240
Johnson & Johnson.......................................   19,900      1,120,967
Laboratory Corp. of America Holdings (b)................   10,400        454,688
Medtronic, Inc..........................................   14,000        726,600
Pfizer, Inc.............................................   34,000      1,040,400
St. Jude Medical, Inc. (b)..............................   11,200        843,024
Stryker Corp............................................   13,500        649,080
Zimmer Holdings, Inc. (b)...............................   15,000      1,185,600
                                                                      ----------
                                                                      12,583,787
                                                                      ----------
INDUSTRIALS - (9.1%)
3M Co...................................................    9,000        719,730
Emerson Electric Co.....................................   10,000        618,900
FedEx Corp..............................................    8,000        685,520
General Electric Co.....................................   36,500      1,225,670
United Parcel Service, Inc., Class B....................    3,300        250,536
United Technologies Corp................................    7,400        691,012
                                                                      ----------
                                                                       4,191,368
                                                                      ----------
TECHNOLOGY - (10.7%)
Applied Materials, Inc. (b).............................   20,000        329,800
Automatic Data Processing, Inc..........................    6,500        268,580
Dell Computer Corp. (b).................................   30,700      1,092,920
Intel Corp..............................................   33,000        661,980
Microsoft Corp..........................................   39,000      1,078,350
Oracle Corp. (b)........................................   75,750        854,460
Qlogic Corp. (b)........................................   14,000        414,540
Texas Instruments, Inc..................................   10,000        212,800
                                                                      ----------
                                                                       4,913,430
                                                                      ----------
TOTAL COMMON STOCKS.....................................              45,575,844
                                                                      ----------
INVESTMENT COMPANIES - (0.7%)
Fifth Third Prime Money Market
          Fund - Institutional Class....................  334,459        334,459
                                                                      ----------
TOTAL INVESTMENT COMPANIES..............................                 334,459
                                                                      ----------
TOTAL INVESTMENTS (COST $41,547,318) (a) - 100.1%.......              45,910,303
                                                                      ==========

Percentages indicated are based on net assets of $45,878,414.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $77,731. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation...................   $  6,597,117
Unrealized depreciation...................     (2,311,863)
                                              -----------
Net unrealized appreciation...............      4,285,254
                                              ===========

(b)   Represents non-income producing security.

ADR - American Depositary Receipt

                                    Continued

1ST SOURCE MONOGRAM FUNDS                      SCHEDULE OF PORTFOLIO INVESTMENTS
DIVERSIFIED EQUITY FUND                           SEPTEMBER 30, 2004 (UNAUDITED)

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

[BAR CHART]

Basic Materials                  2.0%
Communications                   8.5%
Consumer Cyclicals              13.9%
Consumer Non-Cyclicals           6.9%
Energy                           7.3%
Financial                       13.5%
Health Care                     27.4%
Industrials                      9.1%
Technology                      10.7%
Investment Companies             0.7%


                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
DIVERSIFIED EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2004 (UNAUDITED)

ASSETS:
Investments, at value (cost $41,547,318)......                  $    45,910,303
Interest and dividends receivable.............                           17,607
Prepaid expenses..............................                            1,889
                                                                ---------------
  TOTAL ASSETS................................                       45,929,799

LIABILITIES:
Accrued expenses and other payables:
  Investment advisory.........................  $        37,681
  Administration..............................            1,019
  Other.......................................           12,685
                                                ---------------
  TOTAL LIABILITIES...........................                           51,385
                                                                ---------------
NET ASSETS....................................                  $    45,878,414
                                                                ===============
COMPOSITION OF NET ASSETS:
Capital.......................................                  $    53,188,792
Net investment Loss...........................                          (75,514)
Accumulated net realized losses
  from investment transactions................                      (11,597,849)
Unrealized appreciation from investments......                        4,362,985
                                                                ---------------
NET ASSETS....................................                  $    45,878,414
                                                                ===============
Shares Outstanding (par value $0.01,
      unlimited number of authorized shares)..                        6,724,800
                                                                ===============
Net Asset Value, Offering and Redemption
  Price per share.............................                  $          6.82
                                                                ===============

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2004 (UNAUDITED)

INVESTMENT INCOME:
Dividend..........................................                        $  228,623
                                                                          ----------
  TOTAL INVESTMENT INCOME:........................                           228,623

EXPENSES:
  Investment advisory.............................   $     221,174
  Administration..................................          44,682
  Distribution....................................          55,852
  Accounting......................................          10,477
  Custodian.......................................           3,018
  Transfer agent..................................          10,125
  Trustee.........................................           1,016
  Other...........................................          13,645
                                                     -------------
       Total expenses before fee reductions.......                           359,989
       Distribution fees voluntarily reduced..                               (55,852)
                                                                          ----------
       NET EXPENSES...............................                           304,137
                                                                          ----------
NET INVESTMENT LOSS...............................                           (75,514)
                                                                          ----------
NET REALIZED/UNREALIZED GAINS
  (LOSSES) FROM INVESTMENTS:
Realized gains from
  investment transactions.........................                           475,762
Change in unrealized appreciation
  (depreciation) from investments.................                          (401,819)
                                                                          ----------
Net realized/unrealized gains from
  investments.....................................                            73,943
                                                                          ----------
CHANGE IN NET ASSETS RESULTING FROM
  OPERATIONS......................................                       ($    1,571)
                                                                         ===========

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
DIVERSIFIED EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                FOR THE SIX
                                                                                MONTHS ENDED
                                                                                SEPTEMBER 30,                 FOR THE
                                                                                   2004                      YEAR ENDED
                                                                                 (UNAUDITED)               MARCH 31, 2004
                                                                                 -----------               --------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment loss.....................................................    $      (75,514)              $       (62,234)
  Realized gains (losses) from investment transactions....................           475,762                      (360,073)
  Change in unrealized appreciation/depreciation from investments.........          (401,819)                    8,081,065
                                                                              --------------               ---------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS............................            (1,571)                    7,658,758
                                                                              --------------               ---------------
DISTRIBUTIONS:
  From net investment income..............................................                 -                        (2,111)
                                                                              --------------               ---------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DISTRIBUTIONS.......................                 -                        (2,111)
                                                                              --------------               ---------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued.............................................         7,421,424                    12,357,186
  Dividends reinvested....................................................                 -                         2,020
  Cost of shares redeemed.................................................        (3,569,188)                   (8,043,744)
                                                                              --------------               ---------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS......................         3,852,236                     4,315,462
                                                                              --------------               ---------------
CHANGE IN NET ASSETS......................................................         3,850,665                    11,972,109

NET ASSETS:
  Beginning of period.....................................................        42,027,749                    30,055,640
                                                                              --------------               ---------------
  End of period...........................................................    $   45,878,414               $    42,027,749
                                                                              ==============               ===============
SHARE TRANSACTIONS:
  Issued..................................................................         1,088,432                     1,919,078
  Reinvested..............................................................                 -                           341
  Redeemed................................................................          (525,205)                   (1,272,657)
                                                                              --------------               ---------------
CHANGE IN SHARES..........................................................           563,227                       646,762
                                                                              ==============               ===============
Net investment income (loss)..............................................    $      (75,514)              $             0
                                                                              ==============               ===============

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
DIVERSIFIED EQUITY FUND

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                    FOR THE
                                                      SIX
                                                    MONTHS
                                                     ENDED
                                                   SEPT. 30,                     FOR THE YEARS ENDED MARCH 31,
                                                     2004       ----------------------------------------------------------------
                                                  (UNAUDITED)     2004            2003          2002         2001          2000
                                                  ----------      ----            ----          ----         ----          ----
NET ASSET VALUE, BEGINNING OF PERIOD............  $     6.82     $  5.45     $      7.21    $     7.69   $    11.32   $     11.26
                                                  ----------     -------     -----------    ----------   ----------   -----------
INVESTMENT ACTIVITIES:
  Net investment loss...........................       (0.01)      (0.01)          (0.01)        (0.01)       (0.02)        (0.03)
  Net realized and unrealized gains (losses)
       from investments.........................        0.01        1.38           (1.75)        (0.47)       (2.82)         2.05
                                                  ----------     -------     -----------    ----------   ----------   -----------
Total from investment activities................           -        1.37           (1.76)        (0.48)       (2.84)         2.02
                                                  ----------     -------     -----------    ----------   ----------   -----------
DISTRIBUTIONS:
Net investment income...........................           -       (0.00)(a)           -             -            -             -
Net realized gains..............................           -           -               -             -        (0.79)        (1.96)
                                                  ----------     -------     -----------    ----------   ----------   -----------
Total Distributions.............................           -           -               -             -        (0.79)        (1.96)
                                                  ----------     -------     -----------    ----------   ----------   -----------
NET ASSET VALUE, END OF PERIOD..................  $     6.82     $  6.82     $      5.45    $     7.21   $     7.69   $     11.32
                                                  ==========     =======     ===========    ==========   ==========   ===========
TOTAL RETURN....................................        0.00%  (c) 25.15%         (24.41%)       (6.24%)     (26.25%)       19.60%

RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)...............  $   45,878     $42,028     $    30,056    $   40,766   $   45,912   $    75,587
Ratio of expenses to average net assets.........        1.36%  (d)  1.38%           1.37%         1.32%        1.22%         1.33%
Ratio of net investment loss to average net
  assets........................................       (0.34%) (d) (0.17%)         (0.19%)       (0.17%)      (0.22%)       (0.28%)
Ratio of expenses to average net assets (b).....        1.61%  (d)  1.63%           1.62%         1.57%        1.66%         1.62%
Portfolio turnover..............................          20%         45%             80%           68%          29%          104%

(a)   Amount is less than $0.005 per share.

(b) During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(c)   Not Annualized.

(d)   Annualized.

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS

SPECIAL EQUITY FUND

MANAGEMENT TEAM

INVESTMENT CONCERNS

Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Q. HOW DID THE SPECIAL EQUITY FUND PERFORM RELATIVE TO ITS BENCHMARK INDEX DURING THE SIX MONTHS ENDED SEPTEMBER 30, 2004?

A. The Fund's total return was -11.43% for the period. That compared to a -2.40% return for the Russell 2000 Index(1) of small company shares.

Q.    WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE DURING THAT PERIOD?

A. The Fund's absolute performance suffered from the generally poor performance of most small company stocks. In relative terms, the Fund's performance was affected by its sector allocations. The Fund tends to take an over- weight position in growth-oriented sectors. In addition, at the outset of this period, we positioned the Fund to take advantage of our outlook for better domestic economic growth with rising interest rates, and slower foreign economic growth. The Fund held an under-weight position in energy, materials and interest-rate sensitive stocks such as shares of financial service companies, with an over-weight in technology and health care. (2)

      Those allocations hurt the Fund's performance relative to its benchmark. The period was marked by continued growth in overseas economies and weakness in the domestic economy, with a very sharp increase in energy prices. As a result, the energy sector performed very strongly. The materials sector was the second-strongest sector, due to the anticipated recovery of the domestic economy and continued demand from overseas economic growth. The perception that interest rates would continue to rise hurt financial services stocks, which typically under-perform in rising rate environments. We believe growth-oriented sectors such as technology and health care performed poorly, in part because many investors saw them as unduly risky in the current uncertain environment.

      The Fund's relative performance benefited from moves we made during the summer. We reduced the Fund's technology exposure, and added some energy and financial stocks that have since performed well.

                           AVERAGE ANNUAL TOTAL RETURN
                                  AS OF 9/30/04

                                1 YEAR          5 YEAR          10 YEAR
                                ------          ------          -------
SPECIAL EQUITY FUND             -2.00%          10.65%            9.90%
RUSSELL 2000(R)INDEX            18.77%           7.41%            9.87%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-766-8938.

The quoted performance of the 1st Source Monogram Special Equity Fund includes performance of certain collective trust fund ("Commingled") accounts advised by 1st Source Bank that had investment objectives and policies substantially similar to those of the Fund for periods dating back to 11/30/85, and prior to the mutual fund's commencement of operations on 9/20/96, as adjusted to reflect the expenses associated with the mutual fund. The Commingled accounts were not registered with the Securities & Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

(1) The Russell 2000(R) Index is an unmanaged index that represents the performance of domestically traded common stocks of small to mid-sized companies. This index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

(2) The composition of the Fund's portfolio is subject to change.

1ST SOURCE MONOGRAM FUNDS                      SCHEDULE OF PORTFOLIO INVESTMENTS
SPECIAL EQUITY FUND                               SEPTEMBER 30, 2004 (UNAUDITED)

COMMON STOCKS - (99.4%)

SECURITY DESCRIPTION                                        SHARES     VALUE ($)
--------------------                                        ------     ---------
BASIC MATERIALS - (0.8%)
Symyx Technologies, Inc. (b).............................   14,832       349,294
                                                                       ---------
COMMUNICATIONS - (14.5%)
Aeroflex, Inc. (b).......................................   54,825       579,500
Comtech Telecommunications (b)...........................   20,900       566,390
Eresearch Technology, Inc. (b)...........................   21,263       283,436
F5 Networks, Inc. (b)....................................   18,000       548,280
Foundry Networks, Inc. (b)...............................    3,000        28,470
Ixia (b).................................................   28,455       276,583
JDS Uniphase Corp. (b)...................................  175,000       589,750
MRV Communications, Inc. (b).............................  170,500       426,250
Polycom, Inc. (b)........................................   18,300       362,706
Sierra Wireless, Inc. (b)................................   13,000       231,400
Sonus Networks, Inc. (b).................................  359,909     2,026,287
Spectralink Corp.........................................   68,500       650,750
UTStarcom, Inc. (b)......................................   11,000       177,210
                                                                       ---------
                                                                       6,747,012
                                                                       ---------
CONSUMER CYCLICAL - (5.7%)
Gander Mountain Co. (b)..................................   22,000       440,330
MSC Industrial Direct Co., Inc...........................    7,000       238,560
Oshkosh Truck Corp.......................................    4,200       239,652
Scan Source, Inc. (b)....................................    9,075       578,985
Technical Olympic USA, Inc...............................   15,000       423,600
Toll Brothers, Inc. (b)..................................   15,500       718,115
                                                                       ---------
                                                                       2,639,242
                                                                       ---------
CONSUMER NON-CYCLICAL - (6.0%)
Charles River Associates, Inc. (b).......................   16,835       644,612
Healthcare Services Group................................    5,782       103,845
Navigant Consulting, Inc. (b)............................   35,600       781,776
SFBC International, Inc. (b).............................    6,500       171,015
Source Information Management Co. (b)....................   98,500       957,420
Yankee Candle Co. (b)....................................    4,100       118,736
                                                                       ---------
                                                                       2,777,404
                                                                       ---------
ENERGY - (3.3%)
Cooper Cameron Corp. (b).................................   10,500       575,820
FMC Technologies, Inc. (b)...............................   22,000       734,800
Petroleum Development Corp. (b)..........................    3,293       144,299
Rowan Cos., Inc. (b).....................................    2,400        63,360
                                                                       ---------
                                                                       1,518,279
                                                                       ---------
FINANCIAL - (11.7%)
BFC Financial Corp. (b)..................................   19,100       210,100
Boston Private Financial Holdings, Inc...................   26,731       667,206
Espeed, Inc., Class A (b)................................    3,715        36,518
Fidelity Bankshares, Inc.................................   18,926       703,858
HCC Insurance Holdings, Inc..............................    6,000       180,900
Oriental Financial Group.................................   31,900       863,214
Oxford Financial Holdings................................   25,000         7,500
Pacific Capital Bancorp..................................   30,900       914,022
Quanta Capital Holdings (b)..............................   15,060       122,739
Sterling Bancorp.........................................   27,100       733,055
W.R. Berkley Corp........................................    5,000       210,800
Webster Financial Corp...................................   16,000       790,240
                                                                       ---------
                                                                       5,440,152
                                                                       ---------
HEALTH CARE - (24.2%)
Accredo Health, Inc. (b).................................    2,000        47,140
Advanced Neuromodulation Systems (b).....................   10,000       303,500
America Service Group, Inc. (b)..........................   13,600       558,144
Amsurg Corp. (b).........................................    8,000       169,440
Angiotech Pharmaceuticals, Inc. (b)......................   38,000       770,260
CardioDynamics International Corp. (b)...................  458,827     2,110,605
Endocardial Solutions, Inc. (b)..........................  104,300     1,206,751
Harvard Bioscience, Inc. (b).............................  260,843     1,147,709
ICU Medical, Inc. (b)....................................   34,309       893,406
K V Pharmaceutical Co. (b)...............................    1,000        17,900
Medimmune, Inc. (b)......................................    5,000       118,500
Nektar Therapeutics (b).................................    28,000       405,440
Odyssey Healthcare, Inc. (b)............................    67,000     1,189,250
Par Pharmaceutical Cos., Inc. (b).......................     7,000       251,510
Pediatrix Medical Group, Inc. (b).......................     9,500       521,075
Possis Medical, Inc. (b)................................    39,200       613,872
Resmed, Inc. (b)........................................     4,500       214,245
Respironics, Inc. (b)...................................     4,000       213,760
United Surgical Partners (b)............................    16,600       570,210
                                                                      ----------
                                                                      11,322,717
                                                                      ----------
INDUSTRIALS - (16.1%)
Armor Holdings, Inc. (b)................................       500        20,805
Celadon Group (b).......................................    28,600       544,830
Ceradyne, Inc. (b)......................................    16,835       739,224
Dionex Corporation (b)..................................     8,900       486,830
Excel Technology, Inc. (b)..............................    18,101       467,368
Idex Corp...............................................    20,500       696,180
II-VI, Inc..............................................    14,153       495,497
Kaydon Corp.............................................     7,500       215,775
Mettler Toledo International, Inc. (b)..................     6,700       316,374
Molecular Devices Corp. (b).............................    12,588       296,699
Pacer International, Inc. (b)...........................       314         5,150
PerkinElmer, Inc........................................    25,200       433,944
Photon Dynamics, Inc. (b)...............................    15,600       316,680
Rayovac Corp. (b).......................................     3,000        79,050
Roper Industries, Inc...................................     9,200       528,632
SRS Labs, Inc. (b)......................................    67,870       361,068
Stericycle, Inc. (b)....................................     4,100       188,190
Tetra Technology, Inc. (b)..............................    13,956       176,823
Waste Connections, Inc. (b).............................    18,750       594,000
Waters Corp. (b)........................................    11,500       507,150
Zebra Technology (b)....................................       600        36,606
                                                                      ----------
                                                                       7,506,875
                                                                      ----------
TECHNOLOGY - (12.4%)
02MICRO International Ltd. (b)..........................    63,500       681,990
Anteon International Corp. (b)..........................     7,000       256,550
ESS Technology (b)......................................     1,000         6,850
Micromuse, Inc. (b).....................................   180,600       664,608
Mindspeed Technologies (b)..............................   173,200       346,400
Nanometrics (b).........................................    28,617       326,520
Omnivision Technologies (b).............................    50,000       707,500
Qlogic Corp. (b)........................................     1,500        44,415
Quality Systems (b).....................................     8,323       420,395
Skyworks Solutions, Inc. (b)............................    65,000       617,500
Stratasys, Inc. (b).....................................    27,885       879,911
Vitesse Semiconductor Corp. (b).........................   192,000       524,160
Zoran Corp. (b).........................................    18,900       297,108
                                                                      ----------
                                                                       5,773,907
                                                                      ----------
TOTAL COMMON STOCKS.....................................              44,074,882
                                                                      ----------
INVESTMENT COMPANIES - (5.9%)

Fifth Third Prime Money Market
   Fund - Institutional Class..........................  2,731,659     2,731,659
                                                                      ----------
TOTAL INVESTMENT COMPANIES.............................                2,731,659
                                                                      ----------
TOTAL INVESTMENTS (COST $45,578,230) (a) - 100.6%......               46,806,541
                                                                      ==========

Percentages indicated are based on net assets of $46,510,474.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $2,508,597. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

Unrealized appreciation..........................  $   1,662,788
Unrealized depreciation..........................     (2,943,074)
                                                   -------------
Net unrealized depreciation......................  $  (1,280,286)
                                                   =============

(b)   Represents non-income producing security.

                                   Continued

1ST SOURCE MONOGRAM FUNDS                      SCHEDULE OF PORTFOLIO INVESTMENTS
SPECIAL EQUITY FUND                               SEPTEMBER 30, 2004 (UNAUDITED)

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

[BAR CHART]

Basic Materials                 0.7%
Communications                 14.5%
Consumer Cyclicals              5.6%
Consumer Non-Cyclicals          5.9%
Energy                          3.2%
Financial                      11.7%
Health Care                    24.3%
Industrials                    16.0%
Technology                     12.3%
Investment Companies            5.8%

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
SPECIAL EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2004 (UNAUDITED)

ASSETS:
Investments, at value (cost $45,578,230)...                  $   46,806,541
Cash.......................................                               1
Interest and dividends receivable..........                          11,893
Receivable for investments sold............                       1,018,552
Prepaid expenses...........................                           7,761
                                                             --------------
  TOTAL ASSETS.............................                      47,844,748

LIABILITIES:
Payable for investments purchased..........  $    1,284,940
Payable for capital shares redeemed........           4,034
  Investment advisory......................          31,893
  Administration...........................           1,025
  Other....................................          12,382
                                             --------------
  TOTAL LIABILITIES........................                       1,334,274
                                                             --------------

NET ASSETS.................................                  $   46,510,474
                                                             ==============
COMPOSITION OF NET ASSETS:
Capital....................................                  $   40,991,923
Distributions in excess of net
  investment income........................                         (89,299)
Accumulated net realized gains from
  investment and option transactions.......                       4,379,539
Unrealized appreciation from investments
  and options..............................                       1,228,311
                                                             --------------

NET ASSETS.................................                  $   46,510,474
                                                             ==============
Shares Outstanding (par value $0.01,
  unlimited number of authorized shares)...                       4,555,959
                                                             ==============
Net Asset Value and Redemption
  Price per share..........................                  $        10.21
                                                             ==============

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2004 (UNAUDITED)

INVESTMENT INCOME:
Interest...................................                      $            9
Dividend...................................                             315,910
                                                                 --------------
  TOTAL INVESTMENT INCOME:.................                             315,919

EXPENSES:
  Investment advisory......................     $      222,419
  Administration...........................             55,605
  Distribution.............................             69,506
  Accounting...............................             12,804
  Custodian................................              4,253
  Transfer agent...........................             17,700
  Trustee..................................              1,513
  Other....................................             28,096
                                                --------------
  Total expenses before fee reductions.....                             411,896
  Distribution fees voluntarily reduced....                             (69,506)
                                                                 --------------
  NET EXPENSES.............................                             342,390
                                                                 --------------
NET INVESTMENT LOSS........................                             (26,471)
                                                                 --------------
NET REALIZED/UNREALIZED GAINS (LOSSES)
  FROM INVESTMENTS AND OPTIONS:
Realized losses from investment and
  option transactions......................                          (6,630,937)
  Change in unrealized appreciation/
  depreciation from investments
  and options..............................                            (533,962)
                                                                 --------------
Net realized/unrealized gains from
  investments and options..................                          (7,164,899)
                                                                 --------------
CHANGE IN NET ASSETS RESULTING FROM
  OPERATIONS...............................                     ($    7,191,370)
                                                                ===============

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
SPECIAL EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           FOR THE
                                                                                         SIX MONTHS
                                                                                            ENDED                  FOR THE
                                                                                         SEPTEMBER 30,           YEAR ENDED
                                                                                            2004                 MARCH 31,
                                                                                          (UNAUDITED)               2004
                                                                                         -------------           ----------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment loss..................................................................    $     (26,471)       $    (430,928)
  Realized gains (losses) from investment and option transactions......................       (6,630,937)          15,983,017
  Change in unrealized appreciation/depreciation from investments and options..........         (533,962)           3,457,137
                                                                                           -------------        -------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS.........................................       (7,191,370)          19,009,226
                                                                                           -------------        -------------
DISTRIBUTIONS:
  From net investment income...........................................................          (62,828)                   -
                                                                                           -------------        -------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DISTRIBUTIONS....................................          (62,828)                   -
                                                                                           -------------        -------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued..........................................................       16,120,549           30,075,958
  Dividends reinvested.................................................................           58,301                    -
  Cost of shares redeemed..............................................................      (29,485,340)         (20,655,410)
                                                                                           -------------        -------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS...................................      (13,306,490)           9,420,548
                                                                                           -------------        -------------

CHANGE IN NET ASSETS...................................................................      (20,560,688)          28,429,774

NET ASSETS:
  Beginning of period..................................................................       67,071,162           38,641,388
                                                                                           -------------        -------------
  End of period........................................................................    $  46,510,474        $  67,071,162
                                                                                           =============        =============
SHARE TRANSACTIONS:
  Issued...............................................................................        1,523,568            2,712,301
  Reinvested...........................................................................            5,257                    -
  Redeemed.............................................................................       (2,785,701)          (1,931,148)
                                                                                           -------------        -------------
CHANGE IN SHARES.......................................................................       (1,256,876)             781,153
                                                                                           =============        =============
Distributions in excess of net investment income.......................................    $     (89,299)       $           0
                                                                                           =============        =============

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
SPECIAL EQUITY FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                     FOR THE
                                                    SIX MONTHS
                                                      ENDED
                                                     SEPT. 30,                      FOR THE YEARS ENDED MARCH 31,
                                                       2004        ----------------------------------------------------------
                                                    (UNAUDITED)      2004          2003        2002       2001         2000
                                                    -----------      ----          ----        ----       ----         ----
NET ASSET VALUE, BEGINNING OF PERIOD.............   $  11.54       $    7.68    $  11.25    $    9.25   $  13.78   $      9.18
                                                    --------       ---------    --------    ---------   --------   -----------
INVESTMENT ACTIVITIES:
Net investment income (loss).....................      (0.03)          (0.07)      (0.05)       (0.05)     (0.03)         0.00(a)
Net realized and unrealized gains (losses) from
investments and options..........................      (1.29)           3.93       (2.87)        2.63      (1.61)         4.60
                                                    --------       ---------    --------    ---------   --------   -----------
Total from investment activities.................      (1.32)           3.86       (2.92)        2.58      (1.64)         4.60
                                                    --------       ---------    --------    ---------   --------   -----------
DISTRIBUTIONS:
  Net investment income..........................      (0.01)              -           -            -          -         (0.00) (a)
  Net realized gains.............................          -               -       (0.65)       (0.58)     (2.89)            -
                                                    --------       ---------    --------    ---------   --------   -----------
  Total Distributions............................      (0.01)              -       (0.65)       (0.58)     (2.89)        (0.00) (a)
                                                    --------       ---------    --------    ---------   --------   -----------

NET ASSET VALUE, END OF PERIOD...................   $  10.21       $   11.54    $   7.68    $   11.25   $   9.25   $     13.78
                                                    ========       =========    ========    =========   ========   ===========
TOTAL RETURN.....................................     (11.43%) (c)     50.26%     (26.47%)      28.37%    (12.35%)       50.11%

RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)................   $ 46,510       $  67,071    $ 38,641    $  44,888   $ 23,806   $    26,932
Ratio of expenses to average net assets..........       1.22%  (d)      1.23%       1.26%        1.24%      1.29%         1.25%
Ratio of net investment income to average
  net assets..............................             (0.10%) (d)     (0.79%)     (0.67%)      (0.57%)    (0.34%)       (0.01%)
Ratio of expenses to average net assets (b)......       1.47%  (d)      1.48%       1.51%        1.49%      1.54%         1.50%
Portfolio turnover...............................        150%            190%        140%         130%       167%          174%

(a)   Amount is less than $0.005 per share.

(b) During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(c)   Not Annualized.

(d)   Annualized.

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS

INCOME FUND
PAUL GIFFORD, CFA

INVESTMENT CONCERNS

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Q. HOW DID THE INCOME FUND PERFORM RELATIVE TO ITS BENCHMARK INDEX FOR THE 6 MONTHS ENDED SEPTEMBER 30, 2004?

A. The Fund's total return was -0.21% for the period. That compared to a 0.11% return for the Fund's benchmark, the Lehman Brothers Intermediate Government/Credit Bond Index. (1)

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S UNDERPERFORMANCE RELATIVE TO ITS BENCHMARK FOR THE PERIOD?

A. The Fund's absolute performance suffered from falling interest rates early in the period. Though rates stabilized somewhat during the latter half of the period, they remained volatile. The Fund's relative performance was hurt by the strong performance of corporate bonds, especially lower-quality corporate bonds, where the Fund held a significant underweight position. A strong equity market and good corporate earnings drove performance among such issues. The Fund was also hurt by an overweight position in mortgage-backed securities relative to the benchmark. Heavy refinancing levels during the first half of the period caused such bonds to perform relatively poorly.(2)

      We positioned the Fund with an average maturity shorter than that of its benchmark. That hurt the Fund during the period, in part because longer-term issues offered higher yields during the period. We participated in extension trades, where the proceeds from shorter-maturity issues are reinvested in bonds with longer maturities. Such trades were effective in taking advantage of the positive yield-curve that existed during the period, with higher yields on longer maturities. However, such trades were not enough to overcome the negative effects of the Fund's short average maturity. (2)

                          AVERAGE ANNUAL TOTAL RETURN
                                  AS OF 9/30/04

                                             1 YEAR        5 YEAR        10 YEAR
                                             ------        ------        -------
INCOME FUND                                   1.37%         5.88%          6.06%
LEHMAN BROTHERS INTERMEDIATE                  2.65%         7.13%          7.10%
GOVERNMENT/CREDIT BOND INDEX

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-766-8938.

The quoted performance of the 1st Source Monogram Income Fund includes performance of certain collective trust fund ("Commingled") accounts advised by 1st Source Bank that had investment objectives and policies substantially similar to those of the Fund for periods dating back to 6/30/85, and prior to the mutual fund's commencement of operations on 9/24/96, as adjusted to reflect the expenses associated with the mutual fund. The Commingled accounts were not registered with the Securities & Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

(1) The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index considered to be representative of the performance of government and corporate bonds with maturities of less than ten years. This index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

(2) The composition of the Fund's portfolio is subject to change.

1ST SOURCE MONOGRAM FUNDS                      SCHEDULE OF PORTFOLIO INVESTMENTS
INCOME FUND                                       SEPTEMBER 30, 2004 (UNAUDITED)

                                                         PRINCIPAL
SECURITY DESCRIPTION                                     AMOUNT ($)     VALUE ($)
--------------------                                    -----------   -----------
ASSET BACKED SECURITIES - (11.9%)
Asset Securitization Corp., 7.10%,
  8/13/29.............................................     843,321       881,668
Asset Securitization Corp., 7.32%,
  1/13/30.............................................      83,497        84,102
Centex Home Equity, 7.72%, 5/25/29....................     730,854       756,138
Chase Commercial Mortgage Securities
  Corp., 7.66%, 4/15/32...............................     327,846       341,536
Citibank Credit Card Issuance Trust,
  4.95%, 2/9/09.......................................   1,000,000     1,042,584
Citibank Credit Card Issuance Trust,
  3.50%, 8/16/10......................................   1,500,000     1,496,026
CS First Boston Mortgage Securities
  Corp., 5.90%, 12/16/35..............................   1,156,015     1,213,855
Discover Card Master Trust I, Series 01-6,
  Class A, 5.75%, 12/15/08............................   1,550,000     1,625,844
General Motors Acceptance Corp.,
  8.02%, 11/25/29.....................................     284,633       284,266
New Century Home Equity Loan Trust,
  7.22%, 11/25/27.....................................      65,446        65,659
New Century Home Equity Loan Trust,
  7.39%, 5/25/29......................................     855,585       881,654
                                                                      ----------
TOTAL ASSET BACKED SECURITIES.........................                 8,673,332
                                                                      ----------
CORPORATE BONDS - (31.3%)

BANK HOLDING COMPANIES - (1.0%)
Marshall & Ilsley Corp.,
  4.375%, 8/1/09......................................     700,000       713,371
                                                                      ----------
COMMUNICATIONS - (0.8%)
Bell Telephone Co. Pennsylvania,
  7.375%, 7/15/07.....................................     500,000       550,420
                                                                      ----------
COMPUTER AND DATA PROCESSING SERVICES - (1.1%)
Dell Computer Corp., 6.55%, 4/15/08...................     750,000       824,752
                                                                      ----------
CONSUMER GOODS & SERVICES - (1.6%)
Black & Decker, 7.125%, 6/1/11........................     705,000       812,550
Disney, 6.75%, 3/30/06................................     350,000       368,890
                                                                      ----------
                                                                       1,181,440
                                                                      ----------
FINANCIAL - (16.1%)
Bank One Corp., 6.00%, 8/1/08.........................   1,000,000     1,082,048
BankAmerica Corp., 7.125%, 3/1/09.....................     500,000       564,078
Bear Stearns Co., 4.50%, 10/28/10.....................   1,600,000     1,613,148
Cit Group, Inc., 5.10%, 12/15/07......................     250,000       258,914
Citigroup, Inc., 5.00%, 9/15/14 (b)...................      21,000        21,026
Commercial Credit Co., 10.00%, 12/1/08................   1,300,000     1,600,125
Ford Motor Credit, 7.375%, 10/28/09...................     250,000       273,834
GMAC, 7.75%, 1/19/10..................................     639,000       702,170
Household Financial Corp., 5.75%,

  1/30/07.............................................     650,000       687,040
MBNA Master Credit Card Trust 99 B A,
  5.90%, 8/15/11......................................   2,090,000     2,278,100
Morgan Stanley, 4.75%, 4/1/14.........................   1,000,000       968,076
Torchmark Corp., 6.25%, 12/15/06......................   1,500,000     1,600,991
                                                                      ----------
                                                                      11,649,550
                                                                      ----------
FOOD & RELATED - (0.9%)
Cargill, Inc., 6.15%, 2/25/08 (b).....................     600,000       652,823
                                                                      ----------
HEALTH CARE - (2.3%)
Amgen, Inc., 6.50%, 12/1/07...........................     879,000       964,424
United Healthcare Corp., 5.20%, 1/17/07...............     665,000       694,789
                                                                      ----------
                                                                       1,659,213
                                                                      ----------
INSURANCE - (0.7%)
Allstate Financial Global Fund,
  4.25%, 9/10/08 (b)..................................     500,000       509,488
                                                                      ----------
MANUFACTURING-CAPITAL GOODS - (1.4%)
General Electric Company,
  5.00%, 2/1/13.......................................   1,000,000     1,028,441
                                                                      ----------
REAL ESTATE - (0.6%)
HD Real Estate Funding Corp. II,
  5.95%, 10/15/08 (b).................................     400,000       432,926
                                                                      ----------
RETAIL - (2.1%)
Costco Wholesale Corp., 5.50%, 3/15/07................   1,000,000     1,053,021
CVS Corp., 4.00%, 9/15/09.............................     500,000       500,212
                                                                      ----------
                                                                       1,553,233
                                                                      ----------
SPECIAL PURPOSE ENTITY - (1.9%)
Targeted Return Index,
  5.91%, 1/25/07 (b)(c)...............................     892,000       934,423
Targeted Return Index,
  6.92%, 1/15/12 (b)(c)...............................     408,000       459,180
                                                                      ----------
                                                                       1,393,603
                                                                      ----------
UTILITIES - (0.8%)
Indianapolis P&L, 7.375%, 8/1/07......................     500,000       550,201
                                                                      ----------
TOTAL CORPORATE BONDS                                                 22,699,461
                                                                      ==========

                                    Continued

1ST SOURCE MONOGRAM FUNDS                     SCHEDULE OF PORTFOLIO INVESTMENTS
INCOME FUND                                       SEPTEMBER 30, 2004 (UNAUDITED)

                                                        PRINCIPAL
SECURITY DESCRIPTION                                     AMOUNT ($)        VALUE ($)
--------------------                                     ----------        ---------
U.S. GOVERNMENT AGENCY SECURITIES - (41.9%)
FANNIE MAE - (13.0%)
4.90%, 6/13/07.......................................   1,000,000          1,017,860
2.875%, 5/19/08......................................   1,500,000          1,465,631
4.00%, 12/15/08......................................   1,000,000            999,827
5.50%, 7/18/12.......................................   1,750,000          1,781,474
4.75%, 2/21/13.......................................   1,000,000            991,110
5.00%, 5/25/16.......................................     321,101            328,002
4.00%, 7/25/16.......................................     464,499            464,775
5.50%, 11/1/16.......................................     275,415            285,382
5.50%, 7/1/17........................................     427,894            442,768
6.00%, 8/1/24........................................     885,310            922,735
6.00%, 4/25/28.......................................     726,544            730,194
                                                                           ---------
                                                                           9,429,758
                                                                           ---------
FEDERAL HOME LOAN BANK - (2.7%)
2.42%, 12/29/06......................................   1,000,000            988,395
2.29%, 3/24/08.......................................   1,000,000            998,567
                                                                          ----------
                                                                           1,986,962
                                                                          ----------
FREDDIE MAC - (26.2%)
2.00%, 11/28/05......................................     500,000            499,768
5.50%, 8/1/06........................................     142,981            146,215
2.50%, 8/25/06.......................................     500,000            501,205
3.50%, 2/13/08.......................................   3,125,000          3,141,988
4.50%, 7/1/08........................................   1,135,900          1,155,330
3.94%, 11/20/08......................................   1,000,000            995,539
4.375%, 7/30/09......................................   1,600,000          1,628,594
4.75%, 10/11/12......................................   2,000,000          1,991,664
4.50%, 12/15/13......................................     633,047            635,554
4.00%, 12/15/16......................................     896,689            885,481
4.00%, 12/15/17......................................     994,772            989,604
5.00%, 9/1/18........................................   1,187,401          1,208,520
6.00%, 2/15/27.......................................     183,006            184,655
4.50%, 6/15/27.......................................   1,500,000          1,496,753
6.50%, 10/15/27......................................     365,448            367,331
4.00%, 3/15/28.......................................   1,550,135          1,546,931
3.88%, 5/1/31........................................     740,994            770,720
3.575%, 8/1/33.......................................     850,127            859,760
                                                                          ----------
                                                                          19,005,612
                                                                          ----------
TOTAL U.S. GOVERNMENT
  AGENCY SECURITIES..................................                     30,422,332
                                                                          ----------
U.S. TREASURY NOTES - (10.6%)
5.625%, 5/15/08......................................   2,450,000          2,664,279
4.25%, 11/15/13......................................   5,000,000          5,064,455
                                                                           ---------
TOTAL U.S. TREASURY NOTES............................                      7,728,734
                                                                           ---------

PREFERRED STOCKS - (3.0%)

SECURITY DESCRIPTION                                       SHARES      VALUE ($)
--------------------                                       ------      ---------
FINANCIAL - (2.8%)
Cabco GS Cap Preferred,
  0.00%, 2/15/34.....................................      20,000        491,400
UBS Preferred Funding Trust IV,
  1.80%, 6/15/08.....................................      62,500      1,546,250
                                                                       ---------
                                                                       2,037,650
                                                                       ---------
HEALTH CARE - (0.2%)
Aetna, Inc., 8.50%, 8/31/41..........................       6,700        180,297
                                                                       ---------
TOTAL PREFERRED STOCKS...............................                  2,217,947
                                                                       ---------
INVESTMENT COMPANIES - (0.4%)

Fifth Third Prime Money Market
  Fund - Institutional Class.........................     320,375        320,375
                                                                      ----------
TOTAL INVESTMENT COMPANIES...........................                    320,375
                                                                      ----------
TOTAL INVESTMENTS - (99.1%)
    (COST $71,933,374) (a)...........................                 72,062,181
                                                                      ==========

Percentages indicated are based on net assets of $72,745,202.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $655,406. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

Unrealized appreciation.......................   $   5,054
Unrealized depreciation.......................    (531,653)
                                                ----------
Net unrealized depreciation...................  ($ 526,599)
                                                ==========

(b) Security exempt from registration under Rule 144a of the Securities Act of 1933.

(c) Variable Rate Security. The interest rates on these securities are adjusted periodically to reflect then current short-term interest rates. The rates presented in this report represent the rates that were in effect on September 30, 2004.

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

[BAR CHART]

Asset Backed Securities                         12.0%
Corporate Bonds                                 31.5%
U.S. Government Agency                          42.3%
U.S. Treasury Notes                             10.7%
Preferred Stocks                                 3.1%
Investment Companies                             0.4%

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2004 (UNAUDITED)

ASSETS:
Investments, at value (cost $71,933,374)...                   $     72,062,181
Cash.......................................                                  1
Interest and dividends receivable..........                            734,364
Prepaid expenses...........................                              2,953
                                                              ----------------
  TOTAL ASSETS.............................                         72,799,499

LIABILITIES:
Accrued expenses and other payables:.......
  Investment advisory......................  $         34,072
  Administration...........................             1,658
  Other....................................            18,567
                                             ----------------
  TOTAL LIABILITIES........................                             54,297
                                                              ----------------
NET ASSETS.................................                   $     72,745,202
                                                              ================
COMPOSITION OF NET ASSETS:
Capital....................................                   $     74,210,217
Distributions in excess of net
  investment income........................                           (352,960)
Accumulated net realized losses from
  investment transactions..................                         (1,240,862)
Unrealized appreciation from investments...                            128,807
                                                              ----------------
NET ASSETS.................................                   $     72,745,202
                                                              ================
Shares Outstanding (par value $0.01,
      unlimited number of authorized shares)                         7,186,973
                                                              ================
Net Asset Value and
  Redemption Price per share...............                   $          10.12
                                                              ================

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2004 (UNAUDITED)

INVESTMENT INCOME:
Interest......................................              $ 1,325,860
Dividend......................................                   33,441
                                                            -----------
  TOTAL INVESTMENT INCOME:....................                1,359,301

EXPENSES:
  Investment advisory......................... $   202,550
  Administration..............................      73,655
  Distribution................................      92,068
  Accounting..................................      17,684
  Custodian...................................       3,927
  Transfer agent..............................      12,358
  Trustee.....................................       2,105
  Other.......................................      26,148
                                               -----------
      Total expenses before fee reductions....                  430,495
      Distribution fees voluntarily reduced...                  (92,068)
                                                            -----------
      NET EXPENSES............................                  338,427
                                                            -----------
Net Investment Income.........................                1,020,874
                                                            -----------
NET REALIZED/UNREALIZED GAINS (LOSSES)
  FROM INVESTMENTS
Realized gains from
  investment transactions.....................                  144,459
Change in unrealized appreciation
  (depreciation) from investments.............               (1,301,119)
                                                            -----------
Net realized/unrealized gains (losses)
  from investments............................               (1,156,660)
                                                            -----------
CHANGE IN NET ASSETS RESULTING
  FROM OPERATIONS.............................              ($  135,786)
                                                            ===========

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           FOR THE SIX
                                                                                          MONTHS ENDED          FOR THE YEAR
                                                                                          SEPTEMBER 30,            ENDED
                                                                                         2004 (UNAUDITED)       MARCH 31, 2004
                                                                                         ----------------       --------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income.................................................................  $  1,020,874          $  2,227,131
  Realized gains from investment transactions...........................................       144,459             1,197,838
  Change in unrealized appreciation/depreciation from investments.......................    (1,301,119)           (1,142,669)
                                                                                          ------------          ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..........................................      (135,786)            2,282,300
                                                                                          ------------          ------------
DISTRIBUTIONS:
  From net investment income............................................................    (1,425,073)           (2,889,797)
                                                                                          ------------          ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DISTRIBUTIONS.....................................    (1,425,073)           (2,889,797)
                                                                                          ------------          ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...........................................................     7,161,127            20,245,275
  Dividends reinvested..................................................................     1,245,720             2,611,302
  Cost of shares redeemed...............................................................    (7,779,146)          (17,324,997)
                                                                                          ------------          ------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS....................................       627,701             5,531,580
                                                                                          ------------          ------------

CHANGE IN NET ASSETS....................................................................      (933,158)            4,924,083

NET ASSETS:
  Beginning of period...................................................................    73,678,360            68,754,277
                                                                                          ------------          ------------
  End of period.........................................................................  $ 72,745,202          $ 73,678,360
                                                                                          ============          ============
SHARE TRANSACTIONS:
  Issued................................................................................       709,420             1,955,055
  Reinvested............................................................................       123,781               252,625
  Redeemed..............................................................................      (769,980)           (1,680,736)
                                                                                          ------------          ------------
CHANGE IN SHARES........................................................................        63,221               526,944
                                                                                          ============          ============

Undistributed Net Investment Income/(Distributions in excess of net investment income)..  $   (352,960)         $     51,239
                                                                                          ============          ============

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
INCOME FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                          FOR THE SIX
                                                             MONTHS
                                                             ENDED
                                                           SEPT. 30,                      FOR THE YEARS ENDED MARCH 31,
                                                              2004         ----------------------------------------------------
                                                          (UNAUDITED)        2004        2003      2002      2001        2000
                                                         -------------     --------    --------  --------   -------     -------
NET ASSET VALUE, BEGINNING OF PERIOD..................   $       10.34     $  10.42    $   9.88  $   9.97   $  9.52     $  9.99
                                                         -------------     --------    --------  --------   -------     -------
INVESTMENT ACTIVITIES:
  Net investment income...............................            0.14         0.31        0.41      0.44      0.56        0.55
  Net realized and unrealized gains (losses) from
         investments..................................           (0.16)        0.02        0.61     (0.02)     0.44       (0.46)
                                                         -------------     --------    --------  --------   -------     -------
  Total from investment activities....................           (0.02)        0.33        1.02      0.42      1.00        0.09
                                                         -------------     --------    --------  --------   -------     -------
DISTRIBUTIONS:
  Net investment income...............................           (0.20)       (0.41)      (0.48)    (0.51)    (0.55)      (0.56)
                                                         -------------     --------    --------  --------   -------     -------
  Total Distributions.................................           (0.20)       (0.41)      (0.48)    (0.51)    (0.55)      (0.56)
                                                         -------------     --------    --------  --------   -------     -------

NET ASSET VALUE, END OF PERIOD........................   $       10.12     $  10.34    $  10.42  $   9.88   $  9.97     $  9.52
                                                         =============     ========    ========  ========   =======     =======

TOTAL RETURN..........................................           (0.21%)(b)    3.26%      10.52%     4.29%    10.90%       0.96%

RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000).....................   $      72,745     $ 73,678    $ 68,754  $ 57,899   $53,255     $57,311
Ratio of expenses to average net assets...............            0.92% (c)    0.91%       0.92%     0.92%     0.94%       0.90%
Ratio of net investment income to average net assets..            2.77% (c)    3.06%       3.94%     4.35%     5.75%       5.69%
Ratio of expenses to average net assets (a)...........            1.17% (c)    1.16%       1.17%     1.17%     1.19%       1.15%
Portfolio turnover....................................              41%          58%         96%      113%      153%         67%

(a) During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(b)   Not Annualized.

(c)   Annualized.

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS

LONG/SHORT FUND
MICHAEL SHINNICK

INVESTMENT CONCERNS

Investment in shares of the Fund are more volatile and risky than some other forms of investment. Since the Fund has both a long and a short portfolio, investments will involve risks associated with twice the number of investment decisions made for a typical stock fund. These types of funds typically have a high portfolio turnover that could increase transaction costs and cause short-term capital gains to be realized. While it may be the intent of the manager to take long positions in stocks that outperform the market and short positions in stocks that underperform the market there is no assurance that the manager will be successful.

Q: HOW DID THE LONG/SHORT FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE 6 MONTHS ENDED SEPTEMBER 30, 2004?

A: The Fund gained 1.06% during the period compared to the 0.56% return for the Citigroup U.S. Domestic Three- Month Treasury Bill Index.

Q:    WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

A: The Fund's absolute performance and its performance relative to the Treasury bill benefited from maintaining a net long position. That is, most of shareholders' assets were positioned to benefit from rising prices, with a smaller stake in short sales of stocks we expected to decline. The Fund also benefited from some of its holdings in the energy sector, and by under-weighting or selling short some technology stocks that performed poorly.(2)

      In the energy sector, we focused on companies that drill for natural gas or hold substantial reserves or receive significant royalties. There aren't many facilities for importing natural gas to the U.S. or Canada. Meanwhile, most new electricity plants are powered by natural gas. The combination of supply constraints and strong demand is likely to keep prices strong in the sector. In technology, we held short positions in semi-conductors and capital equipment. A very strong rally in the sector ran through early this year, and they had become too expensive given where we are in the cycle. (2)

      We also purchased some global telecommunications shares such as Nokia (3.77% of net assets) and PT Telekom (1.57%) that had underperformed in the second quarter. We expected those shares to recover due to their market positions and valuation. On balance, that helped the Fund's performance. (2)

      The Fund's performance suffered from its sizable positions in shares of big pharmaceutical companies, in particular Merck (1.82%) and Pfizer (3.09%). The Fund had begun to reduce its positions during the period, but the September 30 announcement that Merck was recalling its anti-arthritis drug Vioxx led to a sharp decline in the company's shares; as a result, the Fund's performance was hurt. (2)

      In general, the period was characterized by unusually low stock market volatility--and that made it difficult to generate returns. A long/short strategy requires some degree of volatility in the market in order to outperform the indices. When stock prices aren't fluctuating much, it's harder to make money either by buying securities or selling them short. We believe the Fund's strong process, persistence and patience could continue to position us to opportunistically benefit from good risk/reward situations.

                           AVERAGE ANNUAL TOTAL RETURN
                                  AS OF 9/30/04

                                                                 SINCE INCEPTION
                                                 1 YEAR              (8/1/03)
                                                 ------          ---------------
LONG/SHORT FUND                                   6.95%              6.21%
CITIGROUP U.S. DOMESTIC THREE-
MONTH TREASURY BILL INDEX                         1.04%              1.02%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-766-8938.

(1) The Citigroup U.S. Domestic Three-Month Treasury Bill Index tracks the performance of three month Treasury Bills. This index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

(2) The composition of the Fund's portfolio is subject to change.

Since the risk in this Fund relates specifically to the manager's stock selection techniques and not to any systematic or economic factors, the proper benchmark is an asset that also has the least exposure to systematic influences. U.S. 90-day T-bills are such an asset. An investment in a 90-day T-bill is different from an investment in the Long/Short Fund because T-bills are backed by the full faith and credit of the U.S. government. T-bills have a fixed rate of return, and investors do not bear the risk of losing their investment. The income received from T-bills is free from state income tax.

1ST SOURCE MONOGRAM FUNDS                      SCHEDULE OF PORTFOLIO INVESTMENTS
LONG/SHORT FUND                                   SEPTEMBER 30, 2004 (UNAUDITED)

COMMON STOCKS - (49.1%)

SECURITY DESCRIPTION                            SHARES            VALUE ($)
-----------------------------------------       ------          -----------
BASIC MATERIALS - (2.1%)
BHP Billiton Ltd. ADR ...................          500              10,375
Newmont Mining Corp. ....................       10,000             455,300
                                                                ----------
                                                                   465,675
                                                                ----------

COMMUNICATIONS - (11.4%)
Nokia Corp. ADR .........................       60,000             823,200
PT Telekomunikasi Indonesia ADR .........       19,400             343,186
SBC Communications, Inc. ................       14,000             363,300
Telefonos de Mexico ADR .................       13,000             419,510
Tribune Co. .............................       10,000             411,500
Verizon Communications ..................        3,000             118,140
                                                                ----------
                                                                 2,478,836
                                                                ----------

CONSUMER NON-CYCLICAL - (2.7%)
Equifax, Inc. ...........................        4,000             105,440
UST, Inc. ...............................       12,000             483,120
                                                                ----------
                                                                   588,560
                                                                ----------

ENERGY - (2.8%)
Enerplus Resources Fund .................       13,500             439,020
Hugoton Royalty Trust ...................        6,000             168,300
                                                                ----------
                                                                   607,320
                                                                ----------

FINANCIAL - (4.5%)
ACE Ltd. ................................        7,000             280,420
Allstate Corp. ..........................          800              38,392
Barclays PLC ADR ........................        6,000             232,140
Crescent Real Estate Equities Co. .......       17,200             270,728
UnumProvident Corp. .....................       10,000             156,900
                                                                ----------
                                                                   978,580
                                                                ----------

HEALTH CARE - (9.2%)
Humana, Inc. (b) ........................       16,000             319,680
Merck & Co., Inc. .......................       12,000             396,000
Odyssey Healthcare, Inc. (b) ............       35,000             621,250
Pfizer, Inc. ............................       22,000             673,200
                                                                ----------
                                                                 2,010,130
                                                                ----------

INDUSTRIALS - (5.1%)
Cemex S.A. ADR ..........................       23,663             665,877
Union Pacific Corp. .....................        2,000             117,200
Waste Management, Inc. ..................       12,000             328,080
                                                                ----------
                                                                 1,111,157
                                                                ----------

TECHNOLOGY - (11.3%)
Affiliated Computer Services (b) ........        6,500             361,855
Bea Systems, Inc. (b) ...................       85,000             587,350
Diebold, Inc. ...........................        5,900             275,530
Microsoft Corp. .........................       20,000             553,000
Omnivision Technologies (b) .............       22,000             311,300
Sungard Data Systems (b) ................       16,000             380,320
                                                                ----------
                                                                 2,469,355
                                                                ----------
TOTAL COMMON STOCKS                                             10,709,613
                                                                ----------
PREFERRED STOCKS - (3.4%)

FINANCIAL - (3.4%)
Cabco GS Cap Preferred, 0.00%,
  2/15/34 ...............................       30,500             749,385
                                                                   -------
TOTAL PREFERRED STOCKS ..................                          749,385
                                                                   -------

U.S. TREASURY BILLS - (32.1%)

                                             PRINCIPAL
SECURITY DESCRIPTION                         AMOUNT ($)          VALUE ($)
-----------------------------------------    ----------          ---------
1.47%, 10/14/04 (c) .....................    7,000,000           6,996,304
                                                                 ---------
TOTAL U.S. TREASURY BILLS ...............                        6,996,304
                                                                 ---------

U.S. GOVERNMENT AGENCY SECURITIES - (4.6%)

FANNIE MAE - (4.6%)
3.20%, 6/30/06 ..........................     1,000,000          1,000,000
                                                                 ---------
TOTAL U.S. GOVERNMENT
  AGENCY SECURITIES .....................                        1,000,000
                                                                 ---------

REPURCHASE AGREEMENTS - (20.5%)

Bear Stearns Deposit, 1.48%,
  purchased 9/30/04, due 10/01/04
  with a maturity value of 4,470,637
  (collateralized fully by U.S. Treasury
  Note, 3.625%, 1/15/08) ................    4,470,433           4,470,433
                                                                ----------
TOTAL REPURCHASE AGREEMENTS .............                        4,470,433
                                                                ----------
TOTAL INVESTMENTS (COST $23,778,630)
  (a) - 109.7% ..........................                       23,925,735
                                                                ==========

Percentages indicated are based on net assets of $21,817,300.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $57,657. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows :

Unrealized appreciation .................    $ 546,300
Unrealized depreciation .................     (483,222)
                                             ---------
Net unrealized appreciation .............    $  63,078
                                             =========

(b)   Represents non-income producing security.

(c)   Securities pledged with a broker as collateral for short sales.

ADR - American Depositary Receipt

SECURITIES SOLD SHORT - (11.2%)
COMMON STOCKS - (11.2%)

SECURITY DESCRIPTION                          SHARES             VALUE ($)
-----------------------------------------     --------           ---------
COMMUNICATIONS - (0.8%)
Corning, Inc. (b) .......................       16,000             177,280
                                                                 ---------

CONSUMER CYCLICAL - (5.5%)
DaimlerChrysler AG ADR (b) ..............        5,000             207,100
Ford Motor Co. ..........................       24,100             338,605
Herman Miller, Inc. .....................       11,100             273,615
Steelcase Inc Class A ...................       12,800             179,200
Urban Outfitters (b) ....................        6,000             206,400
                                                                 ---------
                                                                 1,204,920
                                                                 ---------

CONSUMER NON-CYCLICAL - (3.7%)
Robert Half International, Inc. .........       14,000             360,780
Wrigley (WM.) Jr. Company ...............        7,000             443,170
                                                                 ---------
                                                                   803,950
                                                                 ---------
FINANCIAL - (0.3%)
Host Marriott Corp. .....................        4,000              56,120

TECHNOLOGY - (0.9%)                                              ---------
Apple Computer, Inc. (b) ................        5,000             193,750
                                                                 ---------

TOTAL COMMON STOCKS .....................                        2,436,020
                                                                 ---------
TOTAL SECURITIES SOLD SHORT
      (PROCEEDS $2,409,650) - 11.2% .....                        2,436,020
                                                                 =========

                                    continued

1ST SOURCE MONOGRAM FUNDS                     SCHEDULE OF PORTFOLIO INVESTMENTS
LONG/SHORT FUND                                   SEPTEMBER 30, 2004 (UNAUDITED)

PERCENTAGE OF TOTAL LONG PORTFOLIO INVESTMENTS

[BAR CHART]

Basic Materials             1.9%
Communications             10.4%
Consumer                    2.5%
Non-Cyclicals
Energy                      2.5%
Financial                   4.1%
Health Care                 8.4%
Industrials                 4.6%
Technology                 10.3%
U.S. Treasury Bills        29.3%
U.S. Government             4.2%
Agency Securities
Repurchase                 18.7%
Agreement
Preferred Stock             3.1%

PERCENTAGE OF TOTAL SHORT PORTFOLIO INVESTMENTS

[BAR CHART]

Communications              7.3%
Consumer
Cyclicals                  49.4%
Consumer
Non-Cyclicals              33.0%
Financial                   2.3%
Technology                  8.0%

                                    continued

1ST SOURCE MONOGRAM FUNDS
LONG/SHORT FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2004 (UNAUDITED)

ASSETS:
Investments, at value
  (cost $19,308,197) ......................                      $19,455,302
Repurchase agreements, at cost ............                        4,470,433
                                                                 -----------
Total Investments .........................                       23,925,735
Deposits with broker for securities sold
  short ...................................                          458,103
Interest and dividends receivable .........                           31,464
Prepaid expenses ..........................                            3,822
                                                                 -----------
  TOTAL ASSETS ............................                       24,419,124

LIABILITIES:
Payable for investments purchased .........   $   137,722
Securities sold short
  (proceeds $2,409,650) ...................     2,436,020
Accrued expenses and other payables:
  Investment advisory .....................        19,647
  Administration ..........................           477
  Other ...................................         7,958
                                              -----------
  TOTAL LIABILITIES .......................                        2,601,824
                                                                 -----------

NET ASSETS ................................                      $21,817,300
                                                                 ===========

COMPOSITION OF NET ASSETS:
Capital ...................................                      $20,852,812
Undistributed net investment income .......                            6,264
Accumulated net realized gains from
  investment transactions and securities
  sold short ..............................                          837,489
Unrealized appreciation from investments
  and securities sold short ...............                          120,735
                                                                 -----------

NET ASSETS ................................                      $21,817,300
                                                                 ===========

Shares Outstanding (par value $0.01,
  unlimited number of authorized shares) ..                        2,044,429
                                                                 ===========

Net Asset Value and
  Redemption Price per share ..............                      $     10.67
                                                                 ===========

STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED SEPTEMBER 30, 2004 (UNAUDITED)

INVESTMENT INCOME:
Interest ..................................                      $    24,402
Dividend ..................................                          208,570
                                                                 -----------
  TOTAL INVESTMENT INCOME: ................                          232,972

EXPENSES:
  Investment advisory .....................   $   110,702
  Administration ..........................        20,128
  Distribution ............................        25,160
  Accounting ..............................         6,028
  Custodian ...............................         6,017
  Transfer agent ..........................         7,971
  Trustee .................................           302
  Dividend expense on
       securities sold short ..............         4,970
  Other ...................................        13,393
                                              -----------
  Total expenses before fee reductions ....                          194,671
  Distribution fees voluntarily reduced ...                          (25,160)
                                                                 -----------
  NET EXPENSES ............................                          169,511
                                                                 -----------
NET INVESTMENT INCOME .....................                           63,461
                                                                 -----------
NET REALIZED/UNREALIZED GAINS FROM
INVESTMENTS
AND SECURITIES SOLD SHORT:
Realized gains from investment transactions
  and securities sold short ...............                          383,173
Change in unrealized appreciation
  (depreciation) from investments and
  securities sold short ...................                         (237,777)
                                                                 -----------
Net realized/unrealized gains from
  investments and securities sold short ...                          145,396
                                                                 -----------
CHANGE IN NET ASSETS RESULTING FROM
  OPERATIONS ..............................                      $   208,857
                                                                 ===========

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
LONG/SHORT FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      FOR THE
                                                                                    SIX MONTHS
                                                                                       ENDED              FOR THE
                                                                                   SEPTEMBER 30,        PERIOD ENDED
                                                                                       2004              MARCH 31,
                                                                                    (UNAUDITED)            2004(a)
                                                                                   -------------        ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income ....................................................       $    63,461          $     7,965
  Realized gains from investment transactions and securities sold short ....           383,173              486,969
  Change in unrealized appreciation/depreciation from investments and
    securities sold short ..................................................          (237,777)             358,512
                                                                                   -----------          -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS .............................           208,857              853,446
                                                                                   -----------          -----------
DISTRIBUTIONS:
  From net investment income ...............................................           (63,249)              (7,231)
  From net realized gains ..................................................                 -              (27,335)
                                                                                   -----------          -----------
CHANGE IN NET ASSETS FROM SHAREHOLDER DISTRIBUTIONS ........................           (63,249)             (34,566)
                                                                                   -----------          -----------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued ..............................................         3,949,805           19,163,841
  Dividends reinvested .....................................................            54,441               30,001
  Cost of shares redeemed ..................................................        (1,156,748)          (1,188,528)
                                                                                   -----------          -----------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS .......................         2,847,498           18,005,314
                                                                                   -----------          -----------

CHANGE IN NET ASSETS .......................................................         2,993,106           18,824,194

NET ASSETS:
  Beginning of period ......................................................        18,824,194                    -
                                                                                   -----------          -----------
  End of period ............................................................       $21,817,300          $18,824,194
                                                                                   ===========          ===========
SHARE TRANSACTIONS:
  Issued ...................................................................           369,939            1,889,278
  Reinvested ...............................................................             5,076                2,874
  Redeemed .................................................................          (108,381)            (114,357)
                                                                                   -----------          -----------
CHANGE IN SHARES ...........................................................           266,634            1,777,795
                                                                                   ===========          ===========
Undistributed net investment income ........................................       $     6,264          $     6,052
                                                                                   ===========          ===========

(a)   The Long/Short Fund commenced operations on August 1, 2003.

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
LONG/SHORT FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                   FOR THE SIX
                                                                                   MONTHS ENDED           FOR THE
                                                                                  SEPTEMBER 30,         PERIOD ENDED
                                                                                      2004                MARCH 31,
                                                                                   (UNAUDITED)            2004(a)
                                                                                   ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD .......................................       $    10.59           $    10.00
                                                                                   ----------           ----------
INVESTMENT ACTIVITIES:
  Net investment income ....................................................             0.03                 0.00 (b)
  Net realized and unrealized gains from investments and securities
    sold short .............................................................             0.08                 0.61
                                                                                   ----------           ----------
     Total from investment activities ......................................             0.11                 0.61
                                                                                   ----------           ----------
DISTRIBUTIONS:
  Net investment income ....................................................            (0.03)                0.00 (b)
  Net realized gains .......................................................                -                (0.02)
                                                                                   ----------           ----------
     Total Distributions ...................................................            (0.03)               (0.02)
                                                                                   ----------           ----------

NET ASSET VALUE, END OF PERIOD .............................................       $    10.67           $    10.59
                                                                                   ==========           ==========
TOTAL RETURN ...............................................................             1.06% (c)            6.14%(c)

RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000) ........................................       $   21,817           $   18,824
  Ratio of expenses to average net assets ..................................             1.68% (d)(f)         1.77%(d)
  Ratio of net investment income to average net assets .....................             0.63% (d)            0.09%(d)
  Ratio of expenses to average net assets (e) ..............................             1.93% (d)            2.02%(d)
  Portfolio turnover .......................................................               17%                 120%(c)

(a)   The Long/Short Fund commenced operations on August 1, 2003.

(b)   Amount is less than $0.005 per share.

(c)   Not Annualized.

(d)   Annualized.

(e) During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(f)   Includes dividend expense of 0.05%.

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS

                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2004
                                   (UNAUDITED)

 1. ORGANIZATION:

      The Coventry Group (the "Group") was organized on January 8, 1992 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Group contains the following 1st Source Monogram Funds (individually a "Fund," collectively the "Funds"):

                FUND                                       SHORT NAME
-------------------------------------------           -----------------------
1st Source Monogram Income Equity Fund                Income Equity Fund
1st Source Monogram Diversified Equity Fund           Diversified Equity Fund
1st Source Monogram Special Equity Fund               Special Equity Fund
1st Source Monogram Income Fund                       Income Fund
1st Source Monogram Long/Short Fund                   Long/Short Fund

Financial statements for all other series of the Group are published separately.

Under the Group's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Group. In addition, in the normal course of business, the Group enters into contracts with their vendors and others that provide for general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against a Fund. However, based on experience, the Funds expect that risk of loss to be remote.

2.    SIGNIFICANT ACCOUNTING POLICIES:

      The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that may affect the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

SECURITIES VALUATION:

      The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Equity securities traded on the NASDAQ stock market are valued at the NASDAQ official closing price. Securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Group's Board of Trustees.

      Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Group's Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Under the amortized cost method, discount or premium, if any, is accreted or amortized, respectively, on a constant (straight-line) basis to the maturity of the security.

REPURCHASE AGREEMENTS:

      The Funds may enter into repurchase agreements with a bank or broker-dealers which the Advisor deems creditworthy. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the collateral held pursuant to the agreement, with a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

                                    Continued

1ST SOURCE MONOGRAM FUNDS

WRITTEN OPTIONS:

      The Funds may write covered call or secured put options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses.

The Funds did not have any option activity for the six months ended September 30, 2004.

SECURITY TRANSACTIONS AND RELATED INCOME:

      Changes in holdings of portfolio securities shall be reflected no later than in the first calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio securities transactions are reported on trade date. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of a premium or discount. Dividend income is recorded on the ex-dividend date.

SHORT SALES TRANSACTIONS:

      The Long/Short Fund may engage in short sales (selling securities it does not own) as part of its normal investment activities. These short sales are collateralized by cash deposits and securities with the applicable counterparty broker. The collateral required is determined daily by reference to the market value of the short positions. Such collateral for the Fund is held by one broker. Dividend expense on short sales is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Such liabilities are subject to off-balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Statement of Assets and Liabilities. Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker.

EXPENSES:

      Expenses directly attributable to a Fund are charged directly to the Fund. Expenses relating to the Group are allocated proportionately to each Fund within the Group according to the relative net assets of each Fund or on another reasonable basis.

OFFERING COSTS:

      Expenses incurred in connection with the offering of fund shares (such as drafting of registration statements and agreements) for the Long/Short Fund were paid by the Fund and equalled $10,500. Such expenses are being amortized over a 12-month period starting with the commencement of operations.

DIVIDENDS TO SHAREHOLDERS:

      Dividends from net investment income, if any, are declared and distributed monthly for the Income Equity Fund, Diversified Equity Fund and Income Fund. Dividends for the Special Equity Fund and Long/Short Fund are declared and distributed quarterly. Dividends from net realized gains, if any, are declared and distributed annually for all Funds.

      The amount of dividends from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclassification of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified to paid-in capital; temporary differences do not require reclassification.

FEDERAL INCOME TAXES:

      Each Fund is a separate taxable entity for federal tax purposes. Each Fund has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of their taxable net investment income and net realized gains, if any, to their shareholders. Accordingly, no provision for federal income or excise tax is required.

                                    Continued

1ST SOURCE MONOGRAM FUNDS

3.    RELATED PARTY TRANSACTIONS:

INVESTMENT ADVISOR:

      The Funds and 1st Source Corporation Investment Advisors, Inc., (the "Advisor"), a wholly owned subsidiary of 1st Source Bank, are parties to an Investment Advisory Agreement under which the Advisor is entitled to receive an annual fee, computed daily and paid monthly, equal to the average daily net assets of each Fund, at the following annual percentage rates:

                   FUND                                                  FEE RATE
----------------------------------------------                           --------
Income Equity Fund ...........................                             0.80%
Diversified Equity Fund ......................                             0.99
Special Equity Fund ..........................                             0.80
Income Fund ..................................                             0.55
Long/Short Fund ..............................                             1.10

ADMINISTRATION:

      The Funds and BISYS Fund Services Ohio, Inc. (the "Administrator"), a wholly owned subsidiary of The BISYS Group, Inc., are parties to an Administration Agreement under which the Administrator provides services for a fee that is computed daily and paid monthly at an annual rate of 0.20% of the average daily net assets of each Fund. Certain officers and trustees of the Group are also officers of the Administrator and are paid no fees directly by the Funds for serving as officers of the Group, except the Chief Compliance Officer. The Administrator also provides fund accounting and transfer agency services to the Funds pursuant to certain fee arrangements, as reflected in the Statement of Operations. The Administrator may use its fees to pay advertising and marketing expenses for the benefit of the Funds.

DISTRIBUTION:

      The Funds and BISYS Fund Services Limited Partnership (the "Distributor"), a wholly owned subsidiary of The BISYS Group, Inc., are parties to a Distribution Agreement under which shares of the Funds are sold on a continuous basis. The Group has adopted a Distribution and Shareholder Service Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which each Fund is authorized to pay the Distributor a periodic amount, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of each Fund. These fees may be used by the Distributor to pay banks, including affiliates of the Advisor, broker-dealers and other institutions, or to pay the Distributor or its affiliates, for distribution and shareholder services in connection with the distribution of Fund shares. For the year ended September 30, 2004, the distribution fees were voluntarily waived to limit total fund operating expenses.

4.    PURCHASES AND SALES OF SECURITIES:

      Purchases and sales of investment securities, excluding short-term securities and securities sold short, for the six months ended September 30, 2004, totaled:

                                                       PURCHASES         SALES
                                                      -----------     -----------
Income Equity Fund ............................       $20,237,790     $14,843,440
Diversified Equity Fund .......................        20,249,219      15,314,988
Special Equity Fund ...........................        95,738,503      86,234,943
Income Fund ...................................        49,211,404      40,719,297
Long/Short Fund ...............................        17,194,822       7,713,140

                                    Continued

1ST SOURCE MONOGRAM FUNDS

TABLE OF SHAREHOLDER EXPENSES:

As a shareholder of the 1st Source Monogram Funds, you incur ongoing costs, including management fees; distribution [and/or service] 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the 1st Source Monogram Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2004 through September 30, 2004.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                                  BEGINNING ACCOUNT          ENDING            EXPENSE PAID          EXPENSE RATIO
                                                       VALUE              ACCOUNT VALUE       DURING PERIOD*         DURING PERIOD
                                                      4/1/04                9/30/04          4/1/04 - 9/30/04       4/1/04 - 9/30/04
                                                  -----------------       -------------      ----------------       ----------------
1st Source Monogram Income Equity Fund               $1,000.00            $  1,042.80             $  5.99                  1.17%
1st Source Monogram Diversified Equity Fund           1,000.00               1,000.00                6.82                  1.36%
1st Source Monogram Special Equity Fund               1,000.00                 885.70                5.77                  1.22%
1st Source Monogram Income Fund                       1,000.00                 997.90                4.61                  0.92%
1st Source Monogram Long/Short Fund                   1,000.00               1,010.60                8.47                  1.68%

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below provides information about hypothetical account values and hypothetical expenses based on each 1st Source Monogram Funds's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

                                                  BEGINNING ACCOUNT          ENDING            EXPENSE PAID          EXPENSE RATIO
                                                       VALUE              ACCOUNT VALUE       DURING PERIOD*         DURING PERIOD
                                                      4/1/04                9/30/04          4/1/04 - 9/30/04       4/1/04 - 9/30/04
                                                  -----------------       -------------      ----------------       ----------------
1st Source Monogram Income Equity Fund              $   1,000.00            $ 1,019.20           $   5.92                 1.17%
1st Source Monogram Diversified Equity Fund             1,000.00              1,018.25               6.88                 1.36%
1st Source Monogram Special Equity Fund                 1,000.00              1,018.95               6.17                 1.22%
1st Source Monogram Income Fund                         1,000.00              1,020.46               4.66                 0.92%
1st Source Monogram Long/Short Fund                     1,000.00              1,016.65               8.49                 1.68%

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

[MONOGRAM FUNDS LOGO]

INVESTMENT ADVISOR

1ST SOURCE CORPORATION INVESTMENT ADVISORS, INC.
100 NORTH MICHIGAN STREET
SOUTH BEND, IN 46601

DISTRIBUTOR

BISYS FUND SERVICES
3435 STELZER ROAD
COLUMBUS, OH 43219

FOR ADDITIONAL INFORMATION, CALL:

1-800-766-8938

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED
BY A CURRENT PROSPECTUS.

[GRAPHICS]

                 [BOSTON TRUST INVESTMENT MANAGEMENT, INC LOGO]

                              BOSTON BALANCED FUND
                               BOSTON EQUITY FUND

                                                              SEMI-ANNUAL REPORT

                                                              September 30, 2004



[BOSTON TRUST INVESTMENT MANAGEMENT, INC LOGO]

                                                              SEMI-ANNUAL REPORT
Table of Contents                                             September 30, 2004

Boston Balanced Fund
  Market and Performance Review ............................................    1
  Investment Performance ...................................................    3
  Schedule of Portfolio Investments ........................................    4
  Financial Statements .....................................................    6
  Financial Highlights .....................................................    8

Boston Equity Fund
  Market and Performance Review ............................................    1
  Investment Performance ...................................................    9
  Schedule of Portfolio Investments ........................................   10
  Financial Statements .....................................................   11
  Financial Highlights .....................................................   13

Notes to Financial Statements ..............................................   14


[BOSTON TRUST INVESTMENT MANAGEMENT, INC LOGO]

                                                            BOSTON BALANCED FUND
Market and Performance                                        BOSTON EQUITY FUND
Review (unaudited)                       Manager Commentary by Domenic Colasacco

INVESTMENT CONCERNS:

EQUITY SECURITIES (STOCKS) ARE MORE VOLATILE AND CARRY MORE RISK THAN OTHER FORMS OF INVESTMENTS, INCLUDING INVESTMENTS IN HIGH-GRADE FIXED INCOME SECURITIES. THE NET ASSET VALUE PER SHARE OF THIS FUND WILL FLUCTUATE AS THE VALUE OF THE SECURITIES IN THE PORTFOLIO CHANGES. COMMON STOCKS, AND FUNDS INVESTING IN COMMON STOCKS, GENERALLY PROVIDE GREATER RETURN POTENTIAL WHEN COMPARED WITH OTHER TYPES OF INVESTMENTS. BONDS OFFER A RELATIVELY STABLE LEVEL OF INCOME, ALTHOUGH BOND PRICES WILL FLUCTUATE PROVIDING THE POTENTIAL FOR PRINCIPAL GAIN OR LOSS. INTERMEDIATE-TERM, HIGHER-QUALITY BONDS GENERALLY OFFER LESS RISK THAN LONGER-TERM BONDS AND A LOWER RATE OF RETURN.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DOES NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL US AT 1.800.282.8782 EXT. 7253.

MARKET & PERFORMANCE SUMMARY

As happens from time to time, bond and stock prices diverged modestly from the respective paths we anticipated for the summer months. Bond performance was the more surprising of the two. Intermediate and long-term yields actually declined despite several increases in short-term interest rates by the Federal Reserve ("the Fed"). Indeed, bond prices, which move inversely to yields, fully reversed the second quarter decline and by period end closed near their highest levels of 2004. In contrast, the primary stock indices drifted lower even though Gross Domestic Product (GDP)(1) and corporate profits continued to grow. There are several plausible explanations for the stock price declines, including the apparent lack of progress toward resolution in Iraq, record oil prices, a more moderate rate of GDP growth and a higher incidence of specific company profit disappointments. Our view at this time is that none will deteriorate sufficiently to result in either a severe or long-lasting decline. Historically, a few months of adverse stock market trends that are not accompanied by a deterioration in business conditions are neither unusual nor necessarily indicative of the future direction.

ECONOMIC SUMMARY & OUTLOOK

At the time of this writing, the election season had reached its zenith, and the usual chorus of economic commentators and forecasters quoted in the financial press has been joined by the Presidential candidates. As usual, the rhetoric is predictable and not very useful. The challenger has described the current economic status as unbalanced and the future precarious, while the incumbent highlights the improvements achieved and the bright future to come. The truth traditionally lies somewhere in the middle, and this election year is no different. Most measures of economic activity are higher in 2004 than they were a year ago. In particular, GDP and corporate profits are at record levels, and we have finally begun to see employment rise in both the services and manufacturing sectors. Moreover, continued strong gains in productivity have allowed inflation and interest rates to remain quite tame through the year. The most adverse and surprising economic development is the rise in oil prices to record levels, which has served to aggravate an already high trade deficit and contributed to a moderation in consumer spending for all other goods and services. High oil prices and a rising trade deficit, should they persist, pose a longer-term threat to inflation and GDP growth.

We suspect that factors beyond stated tax policy differences will determine whether much of this common longer-term budget goal is reached. Of more importance to the stock market's performance over the next three to six months will be the 2005 economic environment. For next year, we believe the economy will grow, corporate profits will rise and inflation will remain low. Barring an exogenous event, such a combination of conditions usually supports higher stock values. Given the current low absolute levels relative to inflation, short-term interest rates should continue to move upward gradually in the quarters ahead as the economy improves. We believe interest rates across all maturities are likely to rise at a faster pace, however, if strong economic growth is not accompanied by a reduction of the Federal deficit relative to the GDP.

(1) The GROSS DOMESTIC PRODUCT (GDP) is the measure of the market value of the goods and services produced by labor and property in the United States.

(2)   Portfolio composition is subject to change.

                                                            BOSTON BALANCED FUND
Market and Performance                                        BOSTON EQUITY FUND
Review (cont.)                           Manager Commentary by Domenic Colasacco

INVESTMENT STRATEGY

The essence of investment strategy involves an assessment of prevailing stock and bond values in light of economic and corporate developments. We utilize three primary components in applying our investment strategy conclusions - asset allocation, portfolio composition, and individual security selection. We will briefly summarize our current thoughts on each.

ASSET ALLOCATION: The two primary factors that normally lead us to revise the Balanced Fund's asset allocation are material changes in either economic prospects or relative stock/bond valuations. Neither occurred during the period. Except for oil prices, there were few surprises in any of the economic reports. Continued gains in labor productivity, which tend to support low rates of inflation, were most encouraging. Further improvement in business capital spending was another key positive, particularly given the moderation in consumer spending that was restrained by a combination of high oil prices and lower mortgage refinancings compared to a year ago. If we are correct in our view that these positive trends could extend through 2005, then the most likely outcome is for stocks to reverse the past quarter's performance and once again provide a higher total return than bonds. Absent a sharp rise in prices, we expect to retain the Balanced Fund's stock allocation in the vicinity of 70% of total assets unless our favorable assessment of the economy changes.

PORTFOLIO COMPOSITION & SECURITY SELECTION: For the period, the Balanced Fund's stock and bond segments collectively, and the Equity Fund's stocks performed about the same as their respective index benchmarks, which implies that our portfolio composition and security selection decisions did not add or subtract much value. That is not unusual for a particular quarter, especially given the small absolute movement in the indices. Within the Balanced and Equity Funds' stock segments, financial services and healthcare remain the most emphasized sectors. We expect financial companies to benefit from continuing economic growth with modest inflation. Moreover, many of the individual stocks in the group remain fairly valued. The Funds' healthcare investments are concentrated in medical device manufacturers. Innovation and favorable demographics should continue to aid these companies in the years ahead. Conversely, in light of the political risks related to product pricing and our concern about the new product pipeline, the Funds continue to hold only small amounts of the large pharmaceutical companies. This decision has aided performance in 2004, as have the Funds' continued low exposures to technology companies. A significant missed opportunity this year has been energy stocks, most of which have performed well due to the sharp rise in oil prices. We believe the opportunity has largely passed. We believe oil prices are more likely to fall than rise from current levels over the next year or two. For a complete list of each Fund's individual stock and bond holdings please refer to their respective Schedule of Investments later in this report.

AN IMPORTANT NOTE. We are pleased to announce that in August (following receipt of all the required state and Federal Regulatory approvals) the senior management team completed our previously announced acquisition of Boston Trust Investment Management, Inc., the Fund's investment advisor, from Citizens Financial Group. As we hoped and anticipated, the transfer proceeded smoothly. There were no changes in either our staff or client service delivery systems. On behalf of all of us at Boston Trust, we thank you for the many good wishes and words of encouragement we received, and look forward to continuing to earn your confidence in our investment services in the years ahead. Please feel free to contact us should you have any questions about the acquisition, our investment views or your account. We can be reached directly at 617-726-7252.

/s/ Domenic Colasacco
Domenic Colasacco
Portfolio Manager and President
Boston Trust Investment Management, Inc.

                                                            BOSTON BALANCED FUND
Investment Performance (unaudited)                            September 30, 2004

Fund Net Asset Value: $28.12

                                                                                 ANNUALIZED
                                                                 --------------------------------------------
                                                QUARTER                                      SINCE INCEPTION
                                                TO DATE          1 YEAR         5 YEARS      DECEMBER 1, 1995
BOSTON BALANCED FUND*                           -0.74%           11.45%          4.10%            8.96%
Lipper Balanced Funds Average**                 -0.38%            9.21%          2.37%            6.86%
Standard & Poor's 500 Stock Index**             -1.87%           13.86%         -1.31%            8.88%
Lehman Brothers Government/Credit Bond Index**   3.56%            3.33%          7.74%            6.81%
90-Day U.S. Treasury Bills**                     0.38%            1.11%          2.83%            3.75%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-888-282-8782 EXT. 7253.

*After all expenses at an annual rate of 1.00%, the adviser's expense limitation.

**Performance is calculated from November 30, 1995.

The Boston Balanced Fund is compared to the Standard & Poor's 500 Stock Index and the Lehman Brothers Government/Credit Bond Index. These indices are unmanaged and generally representative of the U.S Stock market, U.S. treasury/government agencies and corporate debt securities, respectively. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The 90-Day U.S. Treasury Bills are represented by the U.S. Treasury Bill Total Return Index. Treasury Bills are government guaranteed and offer a fixed rate of return. Return and principal of stocks and bonds will vary with market conditions. Treasury Bills are less volatile than longer term fixed-income securities and are guaranteed as to timely payment of principal and interest by the U.S. Government.

The Lipper Balanced Funds Average is an average of managed mutual funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of fund shares or fund distributions.

                                                            BOSTON BALANCED FUND
Schedule of Portfolio Investments                 September 30, 2004 (Unaudited)

COMMON STOCKS (69.6%)
SECURITY DESCRIPTION                                 SHARES         VALUE ($)
--------------------                                 ------         ---------
BASIC MATERIALS (3.5%)
Air Products & Chemical, Inc. ..................      15,000          815,700
Donaldson Co., Inc. ............................      80,000        2,271,200
Ecolab, Inc. ...................................      75,000        2,358,000
Sigma-Aldrich ..................................       5,000          290,000
                                                                  -----------
                                                                    5,734,900
                                                                  -----------

CAPITAL GOODS (2.9%)
Illinois Tool Works ............................      25,000        2,329,250
Precision Castparts Corp. ......................      40,000        2,402,000
                                                                  -----------
                                                                    4,731,250
                                                                  -----------

CONSUMER CYCLICALS (5.8%)
Emerson Electric Co. ...........................      25,000        1,547,250
Gannett Co., Inc. ..............................      30,000        2,512,800
Johnson Controls, Inc. .........................      50,000        2,840,500
McClatchy Co. ..................................      35,000        2,479,050
                                                                  -----------
                                                                    9,379,600
                                                                  -----------

CONSUMER PRODUCTS (2.6%)
Anheuser-Busch Cos., Inc. ......................      50,000        2,497,500
Aptargroup, Inc. ...............................      40,000        1,758,800
                                                                  -----------
                                                                    4,256,300
                                                                  -----------

CONSUMER STAPLES (9.3%)
Alberto-Culver Co. .............................      45,000        1,956,600
Clorox Co. .....................................      20,000        1,066,000
Costco Wholesale Corp. .........................      60,000        2,493,600
Hershey Foods Corp. ............................      50,000        2,335,500
Kimberly-Clark Corp. ...........................      20,000        1,291,800
Procter & Gamble Co. ...........................      50,000        2,706,000
Sysco Corp. ....................................      60,000        1,795,200
W.W. Grainger, Inc. ............................      20,000        1,153,000
William Wrigley, Jr. Co. .......................       5,000          316,550
                                                                  -----------
                                                                   15,114,250
                                                                  -----------

ENERGY (2.4%)
BP PLC, ADR ....................................      25,000        1,438,250
Exxon Mobil Corp. ..............................      50,000        2,416,500
                                                                  -----------
                                                                    3,854,750
                                                                  -----------

FINANCIAL SERVICES (18.0%)
AmSouth Bancorporation .........................      40,000          976,000
Bank of America Corp. ..........................      50,000        2,166,500
Cincinnati Financial Corp. .....................      63,000        2,596,860
Comerica, Inc. .................................      20,000        1,187,000
Commerce Bancshares, Inc. ......................      52,500        2,524,725
Fannie Mae .....................................      20,000        1,268,000
First Midwest Bancgroup, Inc. ..................      30,000        1,036,800
Marsh & McLennan Cos., Inc. ....................      15,000          686,400
MBNA Corp. .....................................     100,000        2,520,000
Morgan Stanley .................................      20,000          986,000
Northern Trust Corp. ...........................      20,000          816,000
State Street Corp. .............................      20,000          854,200
Suntrust Banks, Inc. ...........................      20,000        1,408,200
T. Rowe Price Group, Inc. ......................      40,000        2,037,600
Wachovia Corp. .................................      40,000        1,878,000
Wells Fargo & Co. ..............................      50,000        2,981,500
Wilmington Trust Corp. .........................      90,000        3,258,900
                                                                  -----------
                                                                   29,182,685
                                                                  -----------

HEALTH CARE (12.3%)
Beckman Coulter, Inc. ..........................      10,000          561,200
Becton, Dickinson & Co. ........................      50,000        2,585,000
Biomet, Inc. ...................................      50,000        2,344,000
C.R. Bard, Inc. ................................      40,000        2,265,200
Dentsply International, Inc. ...................      40,000        2,077,600

                                                     SHARES OR
                                                     PRINCIPAL
SECURITY DESCRIPTION                                  AMOUNT        VALUE ($)
--------------------                                 ---------      ---------
Henry Schein, Inc. (b) .........................      15,000          934,650
Hillenbrand Industry, Inc. .....................      20,000        1,010,600
Johnson & Johnson, Inc. ........................      35,000        1,971,550
Medtronic, Inc. ................................      40,000        2,076,000
Pfizer, Inc. ...................................      40,000        1,224,000
Saint Jude Medical, Inc. (b) ...................      20,000        1,505,400
Stryker Corp. ..................................      30,000        1,442,400
                                                                  -----------
                                                                   19,997,600
                                                                  -----------

PRODUCER PRODUCTS (2.8%)
Carlisle Cos., Inc. ............................      20,000        1,278,600
General Electric Co. ...........................     100,000        3,358,000
                                                                  -----------
                                                                    4,636,600
                                                                  -----------

RETAIL STORES (0.8%)
TJX Cos., Inc. .................................      60,000        1,322,400
                                                                  -----------
TECHNOLOGY (8.5%)
Applied Materials, Inc. (b) ....................      50,000          824,500
Automatic Data Processing, Inc. ................      10,000          413,200
Dell, Inc. (b) .................................      60,000        2,136,000
Diebold, Inc. ..................................      40,000        1,868,000
Intel Corp. ....................................      60,000        1,203,600
International Business Machines Corp. ..........      25,000        2,143,500
Microsoft Corp. ................................     125,000        3,456,250
Waters Corp. (b) ...............................      40,000        1,764,000
                                                                  -----------
                                                                   13,809,050
                                                                  -----------

TRANSPORTATION (0.7%)
C.H. Robinson Worldwide, Inc. ..................      25,000        1,159,750
                                                                  -----------
TOTAL COMMON STOCKS ............................                  113,179,135
                                                                  -----------

CORPORATE OBLIGATIONS (3.4%)
BASIC MATERIALS (0.2%)
Weyerhaeuser Co., 7.25%, 7/1/13 ................     300,000          345,164
                                                                  -----------
CONSUMER CYCLICALS (0.7%)
Eaton Corp., 8.90%, 8/15/06 ....................     600,000          662,721
Leggett & Platt, Inc., 6.25%, 9/9/08 (c) .......     500,000          534,830
                                                                  -----------
                                                                    1,197,551
                                                                  -----------

CONSUMER STAPLES (0.6%)
Albertson's, Inc., 6.66%, 7/21/08 ..............     500,000          538,192
Sysco Corp., 6.50%, 6/15/05 ....................     375,000          384,854
                                                                  -----------
                                                                      923,046
                                                                  -----------

FINANCIAL SERVICES (1.9%)
Ford Credit Co., 7.20%, 6/15/07 ................   1,000,000        1,080,977
General Electric Capital Corp., 8.30%,
 9/20/09 .......................................   1,000,000        1,189,410
General Motors Acceptance Corp., 6.13%,
 9/15/06 .......................................     825,000          862,860
                                                                  -----------
                                                                    3,133,247
                                                                  -----------
TOTAL CORPORATE OBLIGATIONS ....................                    5,599,008
                                                                  -----------

U.S. GOVERNMENT AGENCY OBLIGATIONS (21.0%)
FEDERAL FARM CREDIT BANK (2.7%)
6.80%, 10/12/07 ................................   2,500,000        2,760,618
6.30%, 12/20/10 ................................   1,500,000        1,684,764
                                                                  -----------
                                                                    4,445,382
                                                                  -----------

U.S. TREASURY INFLATION PROTECTED BONDS (18.3%)
3.50%, 1/15/11 .................................  17,500,000       21,560,475
3.00%, 7/15/12 .................................   7,000,000        8,167,276
                                                                  -----------
                                                                   29,727,751
                                                                  -----------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS .......                   34,173,133
                                                                  -----------

                                   Continued

                                                            BOSTON BALANCED FUND
Schedule of Portfolio Investments                 September 30, 2004 (Unaudited)

INVESTMENT COMPANIES (5.8%)
SECURITY DESCRIPTION                                SHARES         VALUE ($)
------------------------------------------------   ---------     ------------
Fifth Third Institutional Government Money
 Market Fund - Institutional Class .............   8,131,705        8,131,705
Fifth Third Prime Money Market Fund -
 Institutional Class ...........................   1,252,223        1,252,223
                                                                 ------------
TOTAL INVESTMENT COMPANIES .....................                    9,383,928
                                                                 ------------
TOTAL INVESTMENTS
(COST $126,102,291) (a) - 99.8% ................                  162,335,204
Other assets in excess of liabilities - 0.2% ...                      381,679
                                                                 ------------
NET ASSETS - 100.0% ............................                 $162,716,883
                                                                 ============

--------------
Percentages indicated are based on net assets of $162,716,883.

(a) At September 30, 2004 the basis of investments for federal income tax purposes was substantially the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

Unrealized appreciation .......   $38,360,580
Unrealized depreciation .......    (2,127,667)
                                  -----------
Net unrealized appreciation ...   $36,232,913
                                  ===========

(b)   Represents non-income producing security.

(c) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.

ADR - American Depositary Receipt

                        See Notes to Financial Statements

Financial Statements                                        BOSTON BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2004 (Unaudited)

ASSETS:
Investments, at value (cost $126,102,291) ...................................                 $162,335,204
Interest and dividends receivable ...........................................                      522,108
Prepaid expenses ............................................................                       15,815
                                                                                              ------------
   Total Assets .............................................................                  162,873,127
                                                                                              ------------

LIABILITIES:
Accrued expenses and other liabilities:
  Investment Adviser ........................................................    $93,328
  Administration ............................................................      2,661
  Custodian .................................................................      5,375
  Transfer Agent ............................................................      3,025
  Audit .....................................................................     16,216
  Legal .....................................................................      8,959
  Shareholder Reporting .....................................................     19,576
  Other .....................................................................      7,104
                                                                                 -------
   Total Liabilities ........................................................                      156,244
                                                                                              ------------
NET ASSETS ..................................................................                 $162,716,883
                                                                                              ============

COMPOSITION OF NET ASSETS:
Capital .....................................................................                 $124,477,633
Accumulated net investment income ...........................................                    1,916,864
Accumulated net realized gains from investment transactions .................                       89,473
Unrealized appreciation from investments ....................................                   36,232,913
                                                                                              ------------
NET ASSETS ..................................................................                 $162,716,883
                                                                                              ============
Shares outstanding (par value $0.001, unlimited number of
 shares authorized) .........................................................                    5,786,228
                                                                                              ============
Net Asset Value, Offering Price and Redemption Price per share ..............                 $      28.12
                                                                                              ============

STATEMENT OF OPERATIONS
For the six months ended September 30, 2004 (Unaudited)

INVESTMENT INCOME:
Interest .......................................                $1,316,139
Dividend .......................................                   928,741
                                                                ----------
    TOTAL INVESTMENT INCOME ....................                 2,244,880
                                                                ----------

EXPENSES:
  Investment Adviser ...........................  $601,808
  Accounting ...................................     5,091
  Administration ...............................   160,483
  Auditing .....................................    16,378
  Custodian ....................................    15,909
  Legal ........................................    11,865
  Shareholder Reporting ........................    20,887
  Transfer Agency ..............................     9,025
  Other ........................................    31,873
                                                  --------
    Total expenses before fee reductions .......                   873,319
    Fees reduced by the Administrator ..........                   (40,122)
    Fees reduced by the Investment Adviser .....                   (30,726)
                                                                ----------
    NET EXPENSES ...............................                   802,471
                                                                ----------

NET INVESTMENT INCOME ..........................                 1,442,409
                                                                ----------

NET REALIZED/UNREALIZED GAINS FROM
INVESTMENTS:
Net realized gains from investment
  transactions .................................                   706,924
Change in unrealized appreciation/
 (depreciation) from investments ...............                   688,820
                                                                ----------
Net realized/unrealized gains from
  investments ..................................                 1,395,744
                                                                ----------
CHANGE IN NET ASSETS FROM OPERATIONS ...........                $2,838,153
                                                                ==========

                        See Notes to Financial Statements

Financial Statements                                        BOSTON BALANCED FUND

STATEMENTS OF CHANGES IN NET ASSETS

INVESTMENT ACTIVITIES:

                                                                           For the six months
                                                                                 ended
                                                                           September 30, 2004  For the year ended
                                                                               (Unaudited)       March 31, 2004
                                                                           ------------------  ------------------
OPERATIONS:
Net investment income ...................................................     $   1,442,409      $   2,555,994
Net realized gains from investment transactions .........................           706,924          2,605,756
Change in unrealized appreciation/(depreciation) from investments .......           688,820         20,129,868
                                                                              -------------      -------------
CHANGE IN NET ASSETS FROM OPERATIONS ....................................         2,838,153         25,291,618
                                                                              -------------      -------------

DIVIDENDS:
  Net investment income .................................................                --         (2,753,290)
                                                                              -------------      -------------
Change in net assets from shareholder dividends .........................                --         (2,753,290)
                                                                              -------------      -------------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued ...........................................         5,620,500         23,146,737
  Dividends reinvested ..................................................                --          2,714,363
  Cost of shares redeemed ...............................................        (5,943,715)       (19,890,074)
                                                                              -------------      -------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS ....................          (323,215)         5,971,026
                                                                              -------------      -------------
CHANGE IN NET ASSETS ....................................................         2,514,938         28,509,354

NET ASSETS:
  Beginning of year .....................................................       160,201,945        131,692,591
                                                                              -------------      -------------
  End of year ...........................................................     $ 162,716,883      $ 160,201,945
                                                                              =============      =============

SHARE TRANSACTIONS:
  Issued ................................................................           202,615            893,110
  Reinvested ............................................................                --            101,662
  Redeemed ..............................................................          (213,910)          (751,828)
                                                                              -------------      -------------
CHANGE IN SHARES ........................................................           (11,295)           242,944
                                                                              =============      =============
Accumulated net investment income .......................................     $   1,916,864      $     474,455
                                                                              =============      =============

                        See Notes to Financial Statements

Financial Statements                                        BOSTON BALANCED FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period indicated.

                                     For the six        For the year     For the year     For the year
                                    months ended            ended           ended            ended
                                   Sept. 30, 2004          March 31,       March 31,        March 31,
                                     (Unaudited)            2004             2003             2002
                                   --------------       -------------    ------------     ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD .......................      $  27.63            $  23.71         $  25.58         $  24.77
                                      --------            --------         --------         --------

INVESTMENT ACTIVITIES:
Net investment income ..........          0.25                0.43             0.57             0.55
  Net realized and unrealized
   gains/(losses) from
   investments .................          0.24                3.97            (1.88)            1.09
                                      --------            --------         --------         --------
  Total from investment
    activities .................          0.49                4.40            (1.31)            1.64
                                      --------            --------         --------         --------

DIVIDENDS:
  Net investment income ........            --               (0.48)           (0.56)           (0.59)
  Net realized gains from
   investments .................            --                  --               --            (0.24)
                                      --------            --------         --------         --------
  Total dividends ..............            --               (0.48)           (0.56)           (0.83)
                                      --------            --------         --------         --------

NET ASSET VALUE, END OF
  PERIOD .......................      $  28.12            $  27.63         $  23.71         $  25.58
                                      ========            ========         ========         ========

TOTAL RETURN ...................          1.77% (b)          18.61%           (5.16%)           6.78%

RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of
    period (000's) .............      $162,717            $160.202         $131,693         $130,563
  Ratio of net expenses to
    average net assets .........          1.00% (c)           1.00%            1.00%            1.00%
  Ratio of net investment income
    to average net assets ......          1.80% (c)           1.69%            2.34%            2.26%
  Ratio of expenses to average
    net assets .................          1.09% (c)(d)        1.10% (d)        1.07% (d)        1.09% (d)
  Portfolio turnover ...........          1.43%              30.04%           20.77%           24.01%

                                                     For the
                                   For the year       period           For the year
                                     ended         July 1, 1999           ended
                                     March 31,      to March 31,        June 30,
                                       2001          2000 (a)             1999
                                   -------------   -------------       ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD .......................     $  28.89        $  30.22           $  29.21
                                     --------        --------           --------

INVESTMENT ACTIVITIES:
Net investment income ..........         0.59            0.40               0.52
  Net realized and unrealized
   gains/(losses) from
   investments .................        (1.91)          (0.43)              2.07
                                     --------        --------           --------
  Total from investment
    activities .................        (1.32)          (0.03)              2.59
                                     --------        --------           --------
DIVIDENDS:
  Net investment income ........        (0.58)          (0.54)             (0.49)
  Net realized gains from
   investments .................        (2.22)          (0.76)             (1.09)
                                     --------        --------           --------
  Total dividends ..............        (2.80)          (1.30)             (1.58)
                                     --------        --------           --------

NET ASSET VALUE, END OF
  PERIOD .......................     $  24.77        $  28.89           $  30.22
                                     ========        ========           ========

TOTAL RETURN ...................        (5.00%)         (0.63%) (b)         9.34%

RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of
    period (000's) .............     $116,627        $136,486           $147,020
  Ratio of net expenses to
    average net assets .........         1.00%           1.00% (c)          0.95%
  Ratio of net investment income
    to average net assets ......         2.01%           1.75% (c)          1.87%
  Ratio of expenses to average
    net assets .................         1.10% (d)       1.09% (c)(d)       0.95%
  Portfolio turnover ...........        20.17%          28.72%             23.61%

------------
(a) Subsequent to the Annual Report at June 30, 1999, the Fund changed its fiscal year end to March 31.

(b)   Not annualized.

(c)   Annualized.

(d) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

                        See Notes to Financial Statements

                                                              BOSTON EQUITY FUND
Investment Performance (unaudited)                            September 30, 2004

Fund Net Asset Value: $11.44

                                                                                                  AGGREGATE
                                                                                       ----------------------------------
                                                                                       QUARTER            SINCE INCEPTION
                                                                                       TO DATE              OCT. 1, 2003
BOSTON EQUITY FUND*                                                                     -1.89%                  14.57%

Standard & Poor's 500 Stock Index**                                                     -1.87%                  13.86%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-888-282-8782 EXT. 7253.

*After all expenses at an annual rate of 1.00%, the adviser's expense limitation.

**Performance is calculated from September 30, 2003

The Boston Equity Fund is compared to the Standard & Poor's 500 Stock Index. This index is unmanaged and generally representative of the U.S Stock market. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of fund shares or fund distributions.

                                                              BOSTON EQUITY FUND
Schedule of Portfolio Investments                 September 30, 2004 (Unaudited)

COMMON STOCKS (94.5%)
SECURITY DESCRIPTION                                        SHARES      VALUE ($)
---------------------                                      ---------   -----------
BASIC MATERIALS (5.6%)
Air Products & Chemical, Inc. ......................           7,500       407,850
Donaldson Co., Inc. ................................          30,000       851,700
Ecolab, Inc. .......................................          22,000       691,680
Sigma-Aldrich ......................................           2,000       116,000
                                                                       -----------
                                                                         2,067,230
                                                                       -----------

CAPITAL GOODS (5.5%)
Illinois Tool Works ................................          10,000       931,700
Precision Castparts Corp. ..........................          12,000       720,600
W.W. Grainger, Inc. ................................           7,000       403,550
                                                                       -----------
                                                                         2,055,850
                                                                       -----------

CONSUMER CYCLICALS (7.6%)
Avery Dennison Corp. ...............................           2,500       164,450
Gannett Co., Inc. ..................................          12,000     1,005,120
Johnson Controls, Inc. .............................          15,000       852,150
Leggett & Platt, Inc. ..............................           7,500       210,750
McClatchy Co. ......................................           8,500       602,055
                                                                       -----------
                                                                         2,834,525
                                                                       -----------

CONSUMER PRODUCTS (3.5%)
Anheuser-Busch Cos., Inc. ..........................          15,000       749,250
Aptargroup, Inc. ...................................          12,500       549,625
                                                                       -----------
                                                                         1,298,875
                                                                       -----------

CONSUMER STAPLES (10.8%)
Alberto-Culver Co. .................................           7,500       326,100
Clorox Co. .........................................           7,500       399,750
Costco Wholesale Corp. .............................          15,000       623,400
Hershey Foods Corp. ................................          15,000       700,650
Kimberly-Clark Corp. ...............................           2,500       161,475
Procter & Gamble Co. ...............................          16,000       865,920
Sysco Corp. ........................................          25,000       748,000
William Wrigley, Jr. Co. ...........................           3,000       189,930
                                                                       -----------
                                                                         4,015,225
                                                                       -----------

ENERGY (4.2%)
BP PLC, ADR ........................................          12,500       719,125
Exxon Mobil Corp. ..................................          17,500       845,775
                                                                       -----------
                                                                         1,564,900
                                                                       -----------

FINANCIAL SERVICES (22.9%)
AmSouth Bancorporation .............................          25,000       610,000
Bank of America Corp. ..............................          12,000       519,960
Cincinnati Financial Corp. .........................          17,000       700,740
Comerica, Inc. .....................................          10,000       593,500
Commerce Bancshares, Inc. ..........................          12,600       605,934
Fannie Mae .........................................           4,000       253,600
First Midwest Bancgroup, Inc. ......................          15,000       518,400
Marsh & McLennan Cos., Inc. ........................           5,000       228,800
MBNA Corp. .........................................          25,000       630,000
Morgan Stanley .....................................           5,000       246,500
Northern Trust Corp. ...............................           4,000       163,200
State Street Corp. .................................           6,000       256,260
Suntrust Banks, Inc. ...............................           9,000       633,690
T. Rowe Price Group, Inc. ..........................          15,000       764,100
Wachovia Corp. .....................................          10,000       469,500
Wells Fargo & Co. ..................................          10,000       596,300
Wilmington Trust Corp. .............................          20,000       724,200
                                                                       -----------
                                                                         8,514,684
                                                                       -----------

HEALTH CARE (18.1%)
Beckman Coulter, Inc. ..............................           5,000       280,600
Becton, Dickinson & Co. ............................          12,500       646,250
Biomet, Inc. .......................................          12,000       562,560
C.R. Bard, Inc. ....................................          15,000       849,450
Charles River Laboratories (b) .....................           5,000       229,000
Dentsply International, Inc. .......................          12,500       649,250
Henry Schein, Inc. (b) .............................           7,500       467,325
Hillenbrand Industry, Inc. .........................           5,000       252,650
IMS Health, Inc. ...................................          15,000       358,800
Johnson & Johnson, Inc. ............................           8,000       450,640
Medtronic, Inc. ....................................          15,000       778,500
Pfizer, Inc. .......................................          15,000       459,000
Saint Jude Medical, Inc. (b) .......................           5,000       376,350
Stryker Corp. ......................................           8,000       384,640
                                                                       -----------
                                                                         6,745,015
                                                                       -----------

PRODUCER PRODUCTS (3.5%)
Carlisle Cos., Inc. ................................           4,000       255,720
General Electric Co. ...............................          25,000       839,500
Teleflex, Inc. .....................................           5,000       212,500
                                                                       -----------
                                                                         1,307,720
                                                                       -----------

RETAIL STORES (1.5%)
TJX Cos., Inc. .....................................          25,000       551,000
                                                                       -----------
TECHNOLOGY (10.1%)
Applied Materials, Inc. (b) ........................          15,000       247,350
Automatic Data Processing, Inc. ....................           3,000       123,960
Dell, Inc. (b) .....................................          15,000       534,000
Diebold, Inc. ......................................          12,000       560,400
Intel Corp. ........................................          20,000       401,200
International Business Machines Corp. ..............           5,000       428,700
Microsoft Corp. ....................................          32,500       898,625
Waters Corp. (b) ...................................          12,500       551,250
                                                                       -----------
                                                                         3,745,485
                                                                       -----------

TRANSPORTATION (1.2%)
C.H. Robinson Worldwide, Inc. ......................          10,000       463,900
                                                                       -----------
TOTAL COMMON STOCKS ................................                    35,164,409
                                                                       -----------

INVESTMENT COMPANIES (5.4%)
Fifth Third Institutional Government Money
  Market Fund - Institutional Class ................       1,858,153     1,858,153
Fifth Third Prime Money Market Fund -
  Institutional Class ..............................         165,871       165,871
                                                                       -----------
TOTAL INVESTMENT COMPANIES .........................                     2,024,024
                                                                       -----------
TOTAL (COST $24,478,162) (a) - 99.9% ...............                   $37,188,433
Other assets in excess of liabilities - 0.1% .......                        21,261
                                                                       -----------
NET ASSETS - 100% ..................................                   $37,208,694
                                                                       ===========

---------------
Percentages indicated are based on net assets of $37,208,694.

(a) At September 30, 2004 the basis of investments for federal income tax purposes was substantially the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

Unrealized appreciation ................     $13,086,136
Unrealized depreciation ................        (375,865)
                                             -----------
Net unrealized appreciation ............     $12,710,271
                                             ===========

(b)   Represents non-income producing security.

ADR - American Depositary Receipt

                        See Notes to Financial Statements

Financial Statements                                          BOSTON EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2004 (Unaudited)

ASSETS:
Investments, at value (cost $24,478,162) ........               $37,188,433
Interest and dividends receivable ...............                    53,880
Prepaid expenses ................................                       742
                                                                -----------
   Total Assets .................................                37,243,055
                                                                -----------

LIABILITIES:
Accrued expenses and other liabilities:
  Investment Adviser ............................  $19,606
  Administration ................................      607
  Custodian .....................................    1,265
  Transfer Agent ................................    3,025
  Audit .........................................    3,632
  Legal .........................................      784
  Shareholder Reporting .........................    4,251
  Other .........................................    1,191
                                                   -------
   Total Liabilities ............................                    34,361
                                                                -----------
NET ASSETS ......................................               $37,208,694
                                                                ===========

COMPOSITION OF NET ASSETS:
Capital .........................................               $23,756,691
Accumulated net investment income ...............                   152,851
Accumulated net realized gains from
  investment transactions .......................                   588,881

Unrealized appreciation from investments ........                12,710,271
                                                                -----------
NET ASSETS ......................................               $37,208,694
                                                                ===========
Shares outstanding (par value $0.001,
  unlimited number of shares authorized) ........                 3,251,241
                                                                ===========
Net Asset Value, Offering Price and
  Redemption Price per share ....................               $     11.44
                                                                ===========

STATEMENT OF OPERATIONS
For the six months ended September 30, 2004 (Unaudited)

INVESTMENT INCOME:
Dividend ........................................               $   280,564
Interest ........................................                     6,796
                                                                -----------
   TOTAL INVESTMENT INCOME ......................                   287,360
                                                                -----------

EXPENSES:
  Investment Adviser ............................  $137,406
  Accounting ....................................     3,754
  Administration ................................    36,642
  Auditing ......................................     3,755
  Custodian .....................................     4,523
  Legal .........................................     2,387
  Shareholder Reporting .........................     4,635
  Transfer Agency ...............................     9,025
  Other .........................................     7,534
                                                   --------
   Total expenses before fee reductions .........                   209,661
   Fees reduced by the Administrator ............                    (9,161)
   Fees reduced by the Investment Adviser .......                   (17,246)
                                                                -----------
   NET EXPENSES .................................                   183,254
                                                                -----------

NET INVESTMENT INCOME ...........................                   104,106
                                                                -----------

NET REALIZED/UNREALIZED GAINS FROM INVESTMENTS:
Net realized gains from investment
  transactions ..................................                   336,360
Change in unrealized appreciation/(depreciation)
  from investments ..............................                   359,291
                                                                -----------
Net realized/unrealized gains from
  investments ...................................                   695,651
                                                                -----------
CHANGE IN NET ASSETS FROM OPERATIONS ............               $   799,757
                                                                ===========

                       See Notes to Financial Statements

Financial Statements                                          BOSTON EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                          For the six months
                                                                                ended
                                                                          September 30, 2004  For the period ended
                                                                              (Unaudited)       March 31, 2004 (a)
                                                                          ------------------  --------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income ..................................................     $    104,106         $     91,184
Net realized gains from investment transactions ........................          336,360              252,521
Change in unrealized appreciation/(depreciation) from investments ......          359,291           12,350,980
                                                                             ------------         ------------
CHANGE IN NET ASSETS FROM OPERATIONS ...................................          799,757           12,694,685
                                                                             ------------         ------------

DIVIDENDS:
  Net investment income ................................................               --              (43,956)
                                                                             ------------         ------------
Change in net assets from shareholder dividends ........................               --              (43,956)
                                                                             ------------         ------------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued ..........................................        1,652,770           23,174,399
  Dividends reinvested .................................................               --               43,955
  Cost of shares redeemed ..............................................         (629,685)            (483,231)
                                                                             ------------         ------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS ...................        1,023,085           22,735,123
                                                                             ------------         ------------
CHANGE IN NET ASSETS ...................................................        1,822,842           35,385,852

NET ASSETS:
  Beginning of period ..................................................       35,385,852                   --
                                                                             ------------         ------------
  End of period ........................................................     $ 37,208,694         $ 35,385,852
                                                                             ============         ============

SHARE TRANSACTIONS:
  Issued ...............................................................          145,445            3,200,715
  Reinvested ...........................................................               --                4,066
  Redeemed .............................................................          (55,495)             (43,490)
                                                                             ------------         ------------
Change in shares .......................................................           89,950            3,161,291
                                                                             ============         ============
Accumulated net investment income ......................................     $    152,851         $     48,745
                                                                             ============         ============

---------------
(a)   Fund commenced operations on October 1, 2003.

                        See Notes to Financial Statements

Financial Statements                                          BOSTON EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period indicated.

                                                                 For the six         For the
                                                                months ended          period
                                                               Sept. 30, 2004         ended
                                                                (Unaudited)       March 31, 2004 (a)
                                                               --------------     ------------------
NET ASSET VALUE, BEGINNING OF PERIOD .......................     $    11.19         $    10.00
                                                                 ----------         ----------

INVESTMENT ACTIVITIES:
  Net investment income ....................................           0.03               0.03
  Net realized and unrealized gains from investments .......           0.22               1.18
                                                                 ----------         ----------
  Total from investment activities .........................           0.25               1.21
                                                                 ----------         ----------

DIVIDENDS:
  Net investment income ....................................             --              (0.02)
                                                                 ----------         ----------
  Total dividends ..........................................             --              (0.02)
                                                                 ----------         ----------

NET ASSET VALUE, END OF PERIOD .............................     $    11.44         $    11.19
                                                                 ==========         ==========

TOTAL RETURN ...............................................           2.23% (b)         12.06% (b)

RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000's) ......................     $   37,209         $   35,386
  Ratio of net expenses to average net assets ..............           1.00% (c)          1.00% (c)
  Ratio of net investment income to average net assets .....           0.53% (c)          0.59% (c)
  Ratio of expenses to average net assets (d) ..............           1.14% (c)          1.18% (c)
  Portfolio turnover .......................................           4.17%              2.97%

-------------------
(a)   Fund commenced operations on October 1, 2003.

(b)   Not annualized.

(c)   Annualized.

(d) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

                        See Notes to Financial Statements

Notes to Financial Statements (unaudited)                     September 30, 2004

1.    ORGANIZATION:

      The Coventry Group (the "Group") was organized as a Massachusetts business trust on January 8, 1992 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The accompanying financial statements are those of the Boston Balanced Fund and Boston Equity Fund (individually, a "Fund", collectively, the "Funds"). The Funds are a separate series of the Coventry Group. Financial statements for all other series are published separately.

      Under the Funds organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.    SIGNIFICANT ACCOUNTING POLICIES:

      The following is a summary of the significant accounting policies followed by the Funds in preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      SECURITY VALUATION:

      The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued by or at the direction of the Group's Board of Trustees.

      Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Group's Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates value. Under the amortized cost method, discount or premium, if any, is accreted or amortized, respectively, on a constant (straight-line) basis to the maturity of the security.

      SECURITY TRANSACTIONS AND RELATED INCOME:

      Changes in holdings of portfolio securities shall be reflected no later than in the first calculation on the first business day following the trade date. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the accretion or amortization of discount or premium. Dividend income is recorded on the ex-dividend date.

      EXPENSE ALLOCATION:

      Expenses directly attributable to a Fund are generally charged directly to that Fund. Expenses relating to the Group are generally allocated proportionately to each Fund within the Group according to the relative net assets of each Fund or on another reasonable basis.

      DIVIDENDS TO SHAREHOLDERS:

      Dividends from net investment income and net realized gains, if any, are declared and distributed annually. Additional dividends are also paid to the Fund's shareholders to the extent necessary to avoid the federal excise tax on certain undistributed net investment income and net realized gains.

      The amount of dividends from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified to capital; temporary differences do not require reclassification.

      FEDERAL INCOME TAXES:

      Each Fund is a separate entity for federal tax purposes. Each Fund has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. As of the latest tax year end of March 31, 2004, the Funds have net capital loss carryforwards to offset future net gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains it is probable that the gains that are offset will not be distributed to shareholders.

                              AMOUNT        EXPIRATION
                             --------       ----------
Boston Balanced Fund         $264,425         2010
                             $353,026         2011
Boston Equity Fund           $      0           NA

                                    Continued

Notes to Financial Statements (unaudited)                     September 30, 2004

3.    RELATED PARTY TRANSACTIONS:

      INVESTMENT ADVISER:

      Boston Trust Investment Management, Inc. (the "Investment Adviser") acts as the investment adviser to the Funds. For its services, the Investment Adviser is entitled to receive a fee, computed daily and paid monthly, based on the average daily net assets of each Fund, at an annual rate of 0.75%.

      ADMINISTRATION:

      BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), who serves the Funds as administrator, is a wholly owned subsidiary of The BISYS Group, Inc., with whom certain officers and trustees of the Group are affiliated. Such persons are paid no fees directly by the Funds for serving as officers and trustees of the Group. Under the terms of the administration agreement, BISYS Ohio receives an annual fee, computed daily and paid monthly, based on the average daily net assets of the Fund, at an annual rate of 0.20%.

      DISTRIBUTION:

      BISYS Fund Services Limited Partnership, a wholly owned subsidiary of The BISYS Group, Inc., serves as the Fund's distribution agent.

      CUSTODIAN, TRANSFER AGENCY, AND FUND ACCOUNTING:

      Boston Trust & Investment Management Company acts as the Funds' custodian and transfer agent. Under the custody agreement, Boston Trust & Investment Management Company receives an annual fee computed daily and paid monthly based on the average daily net assets. Boston Trust & Investment Management Company receives a fixed fee accrued daily and paid monthly for its services as the transfer agent. BISYS Ohio provides fund accounting services for the Funds. For these services to the Funds, BISYS Ohio receives an annual fee accrued daily and paid monthly.

      FEE REDUCTIONS:

      The Investment Adviser has agreed to reduce its fees payable by the Funds to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.00% of the average daily net assets. Any such reductions made by the Investment Adviser in its fees or payments or reimbursement of expenses which are the Funds' obligation may be subject to repayment by the Funds within three years provided the Funds are able to effect such repayment and remain in compliance with applicable limitations. Pursuant to its agreement, for the six months ended September 30, 2004, the Investment Adviser reimbursed fees in the amount of $30,726 and $17,246 for the Boston Balanced Fund and Boston Equity Fund, respectively. As of September 30, 2004, the Investment Advisor may recoup $128,678 and $35,820 from the Boston Balanced Fund and Boston Equity Fund, respectively.

      BISYS Ohio has agreed to reduce its administrative fees. For the six months ended September 30, 2004, BISYS Ohio voluntarily waived fees in the amount of $40,122 and $9,161 for the Boston Balanced Fund and Boston Equity Fund, respectively.

4.    PURCHASES AND SALES OF SECURITIES:

      Purchases of and proceeds from sales, excluding short-term securities, for the Fund for the six months ended September 30, 2004, totaled:

                             PURCHASES            SALES
                             ----------        ----------
Boston Balanced Fund         $2,237,865        $9,203,502
Boston Equity Fund            1,479,199         1,925,577

5.    SPECIAL MEETING OF SHAREHOLDERS:

      A Special Meeting of shareholders of the Funds was held on September 20, 2004 at 3435 Stelzer Road, Columbus, Ohio 43219, for the purpose of seeking to approve an advisory contract among the Boston Trust Funds on behalf of the Funds and the Adviser. As of the June 30, 2004, record date, there were 5,725,609 and 3,234,402 shares of the Boston Balanced Fund and Boston Equity Fund, respectively, outstanding and entitled to vote at the Special Meeting. A majority of the outstanding voting shares of each Fund approved the proposal by the following votes:

                               FOR         AGAINST       ABSTAIN
                               ---         -------       -------
Boston Balanced Fund        5,540,144         0             0
Boston Equity Fund          3,234,402         0             0

6.    PROXY VOTING INFORMATION (UNAUDITED):

      A description of the policies and procedures the the Funds use to determine how to vote proxies relating to portfolio securities as available (i) without charge, upon request, by calling 1-800-282-8782 and
      (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

                                    Continued

Notes to Financial Statements (unaudited)                     September 30, 2004

7.    TABLE OF SHAREHOLDER EXPENSES:

      As a shareholder of the Boston Trust Funds, you incur the following costs: ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Boston Trust Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

      The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2004 through September 30, 2004.

      ACTUAL EXPENSES

      The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                                BEGINNING ACCOUNT         ENDING             EXPENSE PAID       EXPENSE RATIO
                                                     VALUE             ACCOUNT VALUE        DURING PERIOD*      DURING PERIOD
                                                     4/1/04              9/30/04           4/1/04 - 9/30/04    4/1/04 - 9/30/04
                                                -----------------      ------------        ----------------    ----------------
Boston Balanced Fund                                $1,000.00           $1,017.70                 $5.06              1.00%
Boston Equity Fund                                   1,000.00            1,022.30                  5.07              1.00%

      HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The table below provides information about hypothetical account values and hypothetical expenses based on each Boston Trust Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that apear in the shareholder reports of other funds.

                                      BEGINNING ACCOUNT         ENDING          EXPENSE PAID          EXPENSE RATIO
                                            VALUE            ACCOUNT VALUE     DURING PERIOD*         DURING PERIOD
                                           4/1/04              9/30/04        4/1/04 - 9/30/04      4/1/04 - 9/30/04
                                      -----------------      ------------     ----------------      ----------------
Boston Balanced Fund                      $1,000.00           $1,050.00            $5.14                  1.00%
Boston Equity Fund                         1,000.00            1,050.00             5.14                  1.00%

8.    TABULAR SUMMARY OF SCHEDULES OF INVESTMENTS:

      BOSTON BALANCED FUND

SECURITY ALLOCATION                                         PERCENTAGE OF
FOR THE SCHEDULE OF INVESTMENTS                              NET ASSETS
-------------------------------                             -------------
U.S. Government Obligations                                     21.0%
Financial Services                                              19.9%
Health Care                                                     12.3%
Consumer Staples                                                 9.9%
Technology                                                       8.5%
Consumer Cyclicals                                               6.5%
Investment Companies                                             5.8%
Basic Materials                                                  3.7%
Capital Goods                                                    2.9%
Producer Products                                                2.8%
Consumer Products                                                2.6%
Energy                                                           2.4%
Retail Stores                                                    0.8%
Transportation                                                   0.7%
                                                                ----
Total                                                           99.8%
                                                                ====

BOSTON EQUITY FUND

SECURITY ALLOCATION                                             PERCENTAGE OF
FOR THE SCHEDULE OF INVESTMENTS                                   NET ASSETS
-------------------------------                                 -------------
Financial Services                                                  22.9%
Health Care                                                         18.1%
Consumer Staples                                                    10.8%
Technology                                                          10.1%
Consumer Cyclicals                                                   7.6%
Basic Materials                                                      5.6%
Capital Goods                                                        5.5%
Investment Companies                                                 5.4%
Energy                                                               4.2%
Consumer Products                                                    3.5%
Producer Products                                                    3.5%
Retail Stores                                                        1.5%
Transportation                                                       1.2%
                                                                    ----
Total                                                               99.9%
                                                                    ====

INVESTMENT ADVISER                                                    [GRAPHICS]
Boston Trust Investment Management, Inc.
40 Court Street
Boston, MA 02108

CUSTODIAN AND TRANSFER AGENT
Boston Trust & Investment Management Company
40 Court Street
Boston, MA 02108

ADMINISTRATOR
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219

DISTRIBUTOR
BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, OH 43219

AUDITORS
Tait, Weller & Baker
1818 Market Street
Suite 2400
Philadelphia, PA 19103

LEGAL COUNSEL
Dechert LLP
1775 Eye Street, N.W.
Washington, D.C. 20006

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL US AT 1.800.282.8782 EXT. 7253

Shares of the Fund are not deposits of, obligations of the adviser of Boston Trust & Investment Management Company or any bank and are not insured by the FDIC, Federal Reserve Board or any agency. Distributed by BISYS Fund Services.

11/04

                         [WALDEN ASSET MANAGEMENT LOGO]
                            WALDEN ASSET MANAGEMENT
                     INVESTING FOR SOCIAL CHANGE SINCE 1975

                          WALDEN SOCIAL BALANCED FUND
                           WALDEN SOCIAL EQUITY FUND

                                                              SEMI-ANNUAL REPORT
                                                              September 30, 2004



                                                              SEMI-ANNUAL REPORT
Table of Contents                                             September 30, 2004

Social Research and Action Update ............................................    1

Walden Social Balanced Fund
  Market and Performance Review ..............................................    3
  Investment Performance .....................................................    5
  Schedule of Portfolio Investments ..........................................    6
  Financial Statements .......................................................    8
  Financial Highlights .......................................................   10

Walden Social Equity Fund
  Market and Performance Review ..............................................   11
  Investment Performance .....................................................   13
  Schedule of Portfolio Investments ..........................................   14
  Financial Statements .......................................................   15
  Financial Highlights .......................................................   17

Notes to Financial Statements ................................................   18


Social Research and action Update                             September 30, 2004

The company briefs below report on the progress of shareholder initiatives led or participated in by Walden, as well as other newsworthy actions involving companies held in many client portfolios.

WE SPENT THE SUMMER TALKING...

Over time, Walden has built strong relationships with many of the companies we hold in client portfolios. With certain companies this has enabled us to move away from filing shareholder resolutions, and to hold productive meetings instead. These meetings give us the opportunity to hear about developments in company policies and practices, congratulate accomplishments, talk openly about challenges, and encourage the setting of new goals.

At a meeting with INTEL in August, the company reiterated its commitment to diversity, reduction of toxic chemical releases, and strong reporting practices. Walden continues to follow up with the company on its community relations and the environmental impacts of its chip fabrication facilities. We have also begun to focus our attention on labor conditions within its supply chain, and have found the company responsive to our request for a more in-depth conversation on this topic.

HEWLETT PACKARD met with Walden and other concerned investors to review its 2004 Corporate Sustainability Report. There has been very positive public response to the summer-long free electronics' recycling program that Hewlett Packard developed in partnership with Office Depot. Hewlett Packard has committed to increase recycling of its computer equipment by 500 million pounds over the next few years. This would require an increase of 9 percent per year. Walden is also looking at the company's supply chain practices. One of only a handful of companies involved in United Nations' Global Compact, the company is seeking to work with others in the industry on supplier standards.

DELL has kept Walden updated on its continued efforts to increase computer equipment recycling. Dell plans to boost its equipment recycling by 50 percent in 2005. We are strongly encouraging the company to develop transparent reporting on these measures and to set recycling goals relative to sales. IBM has not yet committed to a recycling goal. Walden is encouraging technology companies to adopt more specific goals and common metrics that will permit evaluation of recycling success over time and enable comparisons among peers.

JOHNSON & JOHNSON is evaluating Walden's concerns regarding the recyclability of its packaging. Polyvinyl chloride (PVC) packaging has a national recycling rate far lower than that of other plastic packaging materials commonly used for personal care products. Moreover, one PVC bottle can contaminate a load of 100,000 otherwise recyclable plastic bottles.

STAPLES has provided in-depth answers to Walden's questions on a range of topics. Staples has a number of admirable programs in place to respond to environmental, supplier, and equal opportunity challenges. Examples include its purchasing and promotion of products containing post-consumer recycled materials, encouraging electronics recycling, and purchasing 10 percent of its U.S. power from renewable energy sources. The company has also recently adopted a Supplier Code of Conduct. With the code, a third party audits each factory that produces Staples brand products. The company has affirmed its commitment to continuous improvement, a key aspect in any corporate responsibility program.

Staples, SIGMA-ALDRICH, and WATERS have demonstrated transparency by providing their Equal Employment Opportunity (EEO) data at Walden's request. Despite progress in hiring and promoting women and people of color, senior management teams remain largely white and male at most companies. Access to EEO data increases company accountability, and allows Walden to assess company progress over time and to compare companies within industry sectors.

At a meeting with EXXONMOBIL, Walden continued to emphasize the need to revise the company's public policies on climate change and to amend its non-discrimination policy to explicitly include sexual orientation. Despite its good work and active engagement on other topics, such as its response to the HIV/AIDS pandemic, ExxonMobil has long been resistant to change on these issues. Barring any new developments, Walden plans to file shareholder resolutions on climate change and non-discrimination policy again this year.

Although Walden does not currently hold securities of the WORLD BANK, this summer we hosted a workshop of social investment professionals with bank representatives to identify and discuss the concerns about and goals of this global financial institution. Topics included corruption, lending policies, community involvement, and participation in extractive industries. The Bank provided in-depth information on case studies of the Chad-Cameroon pipeline project and the Bulgaria Environmental Remediation Pilot. Far from being a "dog and pony show," many of the World Bank staff members at the workshop had never before spoken with investors.

MAKING A LIST, CHECKING IT TWICE...

In other company news, 13 companies held in many client portfolios are well represented on Fortune's 50 Best Companies for Minorities list, published in its June 28 edition this year. These are: MCDONALD'S (#1), FANNIE MAE (#2), PEPSICO (#7), SBC COMMUNICATIONS (#12), COLGATE PALMOLIVE (#16), APPLIED MATERIALS (#21), UNITED PARCEL SERVICE (#23), BELLSOUTH (#25), COCA-COLA (#26), AVON PRODUCTS (#28), PROCTER & GAMBLE (#45), MERCK (#48) and BANK OF AMERICA (#50).

Social Research and Action Update                             September 30, 2004

McDonald's earned the top spot for the highest minority retention rate and for a purchasing program in which half of its vendors are minorities. Runner up Fannie Mae gets noticed for shattering barriers to advancement, with 15 minorities among its 50 best compensated employees.

Companies held in many client portfolios are also represented on Working Mother magazine's 100 Best Companies for Working Mothers list, published fall 2004. IBM, JOHNSON & JOHNSON and WACHOVIA made the top ten. Other companies with mother-friendly programs include: BANK OF AMERICA, BP AMERICA, CISCO, COLGATE-PALMOLIVE, FANNIE MAE, HEWLETT PACKARD, INTEL CORPORATION, MBNA AMERICA, MERCK, MICROSOFT, NORTHERN TRUST, NOVARTIS, PFIZER, PROCTER & GAMBLE, and WELLS FARGO.

We invite your questions and comments. Please contact Tim Smith, tsmith@bostontrust.com or Heidi Soumerai, hsoumerai@bostontrust.com.

PORTFOLIO HOLDINGS AND PERCENTAGES AS OF 9/30/04 AND ARE SUBJECT TO CHANGE.

Boston Trust Investment Management, Inc., a subsidiary of Boston Trust & Investment Management Company (BTIM) and an affiliate of Walden Asset Management (Walden) serves as investment adviser (the Adviser) to the Walden Social Balanced Fund and receives a fee for its services. Walden, a division of BTIM, performs shareholder advocacy, proxy voting, screening services, and other social initiatives for the Adviser and is paid a fee for these services by the Adviser.

Shares of the Fund are not deposits of, obligations of, or guaranteed by Boston Trust & Investment Management Company or its affiliates, nor are they federally insured by the FDIC. Investments in the Fund involve investment risks, including the possible loss of principal. Fund distributed by BISYS Fund Services, Columbus, Ohio.

The foregoing information and opinions are for general information only. Boston Trust Funds and Boston Trust Investment Management, Inc do not assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice, are for general information only, and are not intended as an offer or solicitation with respect to the purchase or sale of any security or offering individual or personalized investment advice.

Market and Performance                               WALDEN SOCIAL BALANCED FUND
Review (unaudited)                           Manager Commentary by Stephen Moody

INVESTMENT CONCERNS:

EQUITY SECURITIES (STOCKS) ARE MORE VOLATILE AND CARRY MORE RISK THAN OTHER FORMS OF INVESTMENTS, INCLUDING INVESTMENTS IN HIGH-GRADE FIXED INCOME SECURITIES. THE NET ASSET VALUE PER SHARE OF THIS FUND WILL FLUCTUATE AS THE VALUE OF THE SECURITIES IN THE PORTFOLIO CHANGES. COMMON STOCKS, AND FUNDS INVESTING IN COMMON STOCKS, GENERALLY PROVIDE GREATER RETURN POTENTIAL WHEN COMPARED WITH OTHER TYPES OF INVESTMENTS. BONDS OFFER A RELATIVELY STABLE LEVEL OF INCOME, ALTHOUGH BOND PRICES WILL FLUCTUATE PROVIDING THE POTENTIAL FOR PRINCIPAL GAIN OR LOSS. INTERMEDIATE-TERM, HIGHER-QUALITY BONDS GENERALLY OFFER LESS RISK THAN LONGER-TERM BONDS AND A LOWER RATE OF RETURN.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DOES NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL US AT 1.800.282.8782 EXT. 7253.

FINANCIAL MARKETS AND THE PERFORMANCE OF THE FUND

Financial equity markets in the period were moribund, as unrealistic expectations of stunning growth in profitability failed to materialize. The stock market, as measured by the Standard and Poor's 500 Index(1), drifted lower, responding to a variety of economic expectations. Company profits did very well, just not stunningly so, but stock prices of almost all major industrial sectors did poorly. The major exception was energy, which constitutes a little over seven percent of the value of the S&P 500 That sector rose almost 25% as oil climbed close to $50 a barrel.

The fixed income market was the surprise. Bonds rallied this period, rising 3.3% as measured by the Lehman Brothers Government/Credit Bond Index(1), buoyed by the increase in numbers of economic reports of a slowdown in the pace of economic growth and the Fed's continuing, modest defense of the purchasing power of the dollar. The leading indicators, for example, in confirmation of the more pessimistic view of the economy, have declined now for three months in a row, June, July, and August.

The Fund modestly underperformed the Lipper Balanced Fund Average(2). The portfolio was overweighted in stocks, the inferior asset class for the period: about sixty-nine percent of the Fund was in equities at quarter-end, and they underperformed bonds. Both stock performance and fixed income performance in the portfolio were slightly inferior to the averages. Stocks in the portfolio declined 2.8% and bonds were up 1.9%. Within equity sectors, the portfolio was, for example, underweighted in the energy sector. Indeed, we had recently begun to lower the percentage of the portfolio in this sector as the price of petroleum stocks rose, for, in our judgment current high oil prices are likely to be unsustainable without a major supply interruption.*

And in bonds, our expectation was (and is) for a substantial rise in interest rates, so the fixed income portfolio had an average maturity significantly below the broader fixed income indices. Overall, the relative underperformance was not large, less than two percentage points. As we have noted in the past, it does not alter the fact that the three and five year record has outperformed the Lipper Average.

THE POLITICAL ECONOMY AND OUR ECONOMIC OUTLOOK

The economic actors in the political economy, as we have noted in prior memoranda, have generally done the right thing for the economy, narrowly construed, and for the moment.

The Bush Administration has had the fiscal pedal to the metal. One does not have to like what the Administration is doing with its deficit spending to appreciate that stimulus has been necessary, at least up until now. On the other hand, there is a steep price for that kind of spending and it is working its way into the financial markets in interesting ways, especially as it is much the product of potentially enduring tax cuts.

The other primary institutional economic actor, however, is the Fed. It, like the President, has also done the right thing, though without the same long-term negative consequences. This period the markets actually rallied as the Fed raised rates. The bond market continued to appreciate the notion that the central bank would defend the economy against inflation, that nemesis of the fixed income investor. Short term rates have been artificially low and we believe the Fed views its immediate task as presiding over a rectification of the imbalance. The stock market has taken each rise as further evidence that "those in the know," the Fed, both staff and Board, judge the economy just fine.

-------------------
(1) The S&P 500 STOCK INDEX is generally representative of the U.S. stock market as a whole. The LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX is generally representative of the Fixed Income Market as a whole.

(2) The LIPPER BALANCED FUNDS AVERAGE consists of managed mutual funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of stocks and bonds. Typically, the stock/bond ratio is approximately 60%/40%. It is not possible to invest directly in any index.

*     Portfolio holdings and percentages are subject to change.

Market and Performance                               WALDEN SOCIAL BALANCED FUND
Review (cont.)                               Manager Commentary by Stephen Moody

So where goes this economy? The recent decline in the market, continuing economic growth, and continuing strong profit growth, which must weaken as capital spending grows and hiring begins anew may bode well for equities in the short run, especially if inflation remains low. Our quantitative analyses show that, of these factors, when it comes to stock market returns, economic growth trumps corporate profit growth, with a fairly high degree of confidence. We believe stocks are likely to be superior to bonds as interest rates resume their rise. A primary engine of domestic growth is global economic growth. The World's economy has been growing at better than 6 percent per annum according to the OECD, led by China, of course. U.S. corporations derive something close to half of their profits from overseas sales and exports so a portfolio of American companies is much more international than it may seem at first blush.

The forces we have mentioned, in the intermediate to long-term, increase the prospects for more inflation, and for greater volatility in financial prices. It is not that stocks are undervalued but they are more attractive than the alternatives, money market instruments and bonds. Stock prices are less likely to suffer inflation as bonds could. The amount of inflation? We do not know. We currently deem the risks to be foreseeable and modest but much beyond the quarter or twelve months the forecast remains quite uncertain. The character of the present economy and the political issues ahead do carry with them inflationary risks. With the exception of oil, we have yet to see the long-term inflationary issues surface in the equity markets that we predicted in the aftermath of 2001, but we do see them beyond the gasoline pump and our natural gas bill.

So where does this leave the investor? The portfolio remains at close to seventy percent in equities, about as high as it is likely to be in equities. We continue to think stocks the more attractive short, intermediate and long term asset. Companies do have an enormous ability to adapt. But it is their potentially higher returns compared to the low interest rate coupons of bonds which make them so attractive.

We believe interest rates remain too low to make bonds more attractive, except relative to money market instruments, which do not pay their costs. On the other hand, short bonds are now more attractive than money market instruments and the yield curve is still steep enough in the short run to make extending from money market instruments worthwhile. Bonds remain risky, though the volatility in the equity markets and the past three years performance make them seem less so. Fixed income assets in the portfolio have a duration of about three years. We are likely to lengthen that with any significant rise in rates from these levels.

Please feel free to address your comments or questions to us at smoody@bostontrust.com; Tim Smith, tsmith@bostontrust.com or Heidi Soumerai, hsoumerai@bostontrust.com.

/s/ Stephen Moody
----------------------
Stephen Moody
Portfolio Manager
Boston Trust Investment Management, Inc.

                                                     WALDEN SOCIAL BALANCED FUND
Investment Performance (unaudited)                            September 30, 2004

Fund Net Asset Value: $10.74

                                                                                               ANNUALIZED
                                                                            ----------------------------------------------
                                                                                                                 SINCE
                                                             QUARTER                                           INCEPTION
                                                             TO DATE        1 YEAR            5 YEAR         JUNE 20, 1999
WALDEN SOCIAL BALANCED FUND*                                 -1.56%          8.76%             3.85%             2.84%
Lipper Balanced Funds Average**                              -0.38%          9.21%             2.37%             1.42%
Standard & Poor's 500 Stock Index**                          -1.87%         13.86%            -1.31%            -2.45%
Lehman Brothers Government/Credit Bond Index**                3.56%          3.33%             7.74%             7.47%
90-Day U.S. Treasury Bills**                                  0.38%          1.11%             2.83%             2.92%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-888-282-8782 EXT. 7253.

*After all expenses at an annual rate of 1.00%, the adviser's expense limitation.

**The performance data is calculated from June 17, 1999.

The Fund's performance is compared to the Standard & Poor's 500 Stock Index, the Lehman Brothers Government/Credit Bond Index, the Lipper Balanced Funds Average and the 90-Day U.S. Treasury Bill Total Return Index.

The Standard & Poor's 500 Stock Index is an index of stocks that measures the asset-weighted performance of 500 stocks of large-capitalization companies. The Lehman Brothers Government/Credit Bond Index is generally representative of the performance of U.S. Treasury, U.S. government agency, and corporate debt securities. The 90-Day U.S. Treasury Bills are represented by the U.S. Treasury Bill Total Return Index. Treasury Bills are government guaranteed and offer a fixed rate of return. Return and principal of stocks and bonds will vary with market conditions. All indices except the Lipper Balanced Funds Average are unmanaged; they do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services. The Lipper Average is an equally weighted index of the largest managed mutual funds within their respective investment objectives, adjusted for the reinvestment of capital gains distributions and income dividends. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of fund shares or fund distributions.

                                                     WALDEN SOCIAL BALANCED FUND
Schedule of Portfolio Investments                 September 30, 2004 (Unaudited)

COMMON STOCKS (68.6%)

                                                           SHARES          VALUE ($)
                                                           ------          ---------
BASIC MATERIALS (6.5%)
Bemis Co., Inc .........................................   12,000            318,960
Donaldson Co., Inc .....................................   12,000            340,680
Ecolab, Inc ............................................   10,000            314,400
Praxair, Inc ...........................................    9,000            384,660
Sigma-Aldrich ..........................................    5,000            290,000
                                                                           ---------
                                                                           1,648,700
                                                                           ---------

CAPITAL GOODS (2.9%)
Dover Corp .............................................    4,000            155,480
Illinois Tool Works ....................................    4,000            372,680
W.W. Grainger, Inc .....................................    3,700            213,305
                                                                           ---------
                                                                             741,465
                                                                           ---------

CONSUMER CYCLICALS (4.8%)
Home Depot, Inc ........................................    3,200            125,440
Honda Motor Co. Ltd., ADR ..............................    7,000            170,520
McClatchy Co ...........................................    2,500            177,075
Omnicom Group, Inc .....................................    5,000            365,300
Staples, Inc ...........................................    6,000            178,920
Washington Post Co .....................................      200            184,000
                                                                           ---------
                                                                           1,201,255
                                                                           ---------

CONSUMER PRODUCTS (1.6%)
Aptargroup, Inc ........................................    4,000            175,880
Coach, Inc. (b) ........................................    3,000            127,260
Herman Miller, Inc .....................................    4,000             98,600
                                                                           ---------
                                                                             401,740
                                                                           ---------

CONSUMER STAPLES (6.5%)
Alberto-Culver Co ......................................    7,500            326,100
Costco Wholesale Corp ..................................    8,500            353,260
Hershey Foods Corp .....................................    8,000            373,680
Pepsico, Inc ...........................................    4,000            194,600
Sysco Corp .............................................   13,000            388,960
                                                                           ---------
                                                                           1,636,600
                                                                           ---------

ENERGY (2.3%)
BP PLC, ADR ............................................   10,000            575,300
                                                                           ---------
FINANCIAL SERVICES (13.8%)
Bank of America Corp ...................................    8,000            346,640
Cincinnati Financial Corp ..............................    8,300            342,126
Comerica, Inc ..........................................    4,000            237,400
Commerce Bancshares, Inc ...............................    5,250            252,473
Fannie Mae .............................................    6,000            380,400
Marsh & McLennan Cos., Inc .............................    3,000            137,280
MBNA Corp ..............................................   12,000            302,400
Northern Trust Corp ....................................    3,700            150,960
State Street Corp ......................................    4,000            170,840
Suntrust Banks, Inc ....................................    2,500            176,025
T. Rowe Price Group, Inc ...............................    5,000            254,700
Wells Fargo & Co .......................................    6,000            357,780
Wilmington Trust Corp ..................................   10,000            362,100
                                                                           ---------
                                                                           3,471,124
                                                                           ---------

FOOD PRODUCTS (0.7%)
McCormick & Co .........................................    5,000            171,700
                                                                           ---------
HEALTH CARE (14.2%)
Amgen, Inc. (b) ........................................    3,000            170,040
Beckman Coulter, Inc ...................................    3,000            168,360
Becton, Dickinson & Co .................................    3,000            155,100
Biomet, Inc ............................................    9,000            421,920

COMMON STOCKS, CONTINUED

                                                         SHARES OR
                                                         PRINCIPAL
                                                           AMOUNT         VALUE ($)
                                                         ----------       ---------
C.R. Bard, Inc .........................................    5,000            283,150
Dentsply International, Inc ............................    4,000            207,760
Henry Schein, Inc. (b) .................................    2,500            155,775
IMS Health, Inc ........................................    7,000            167,440
Johnson & Johnson, Inc .................................    5,500            309,815
Medtronic, Inc .........................................    6,000            311,400
Novartis AG - ADR ......................................    8,000            373,360
Patterson Companies, Inc. (b) ..........................    2,000            153,120
Pfizer, Inc ............................................    9,000            275,400
Respironics, Inc. (b) ..................................    3,200            171,008
Teva Pharmaceutical Ltd., ADR ..........................   10,000            259,500
                                                                          ----------
                                                                           3,583,148
                                                                          ----------

PRODUCER PRODUCTS (2.5%)
Baldor Electric Co .....................................    5,000            118,300
Carlisle Cos., Inc .....................................    5,600            358,008
Teleflex, Inc ..........................................    3,500            148,750
                                                                          ----------
                                                                             625,058
                                                                          ----------

RETAIL STORES (0.6%)
TJX Cos., Inc ..........................................    7,000            154,280
                                                                           ---------
TECHNOLOGY (10.0%)
Adobe Systems, Inc .....................................    4,000            197,880
Affiliated Computer Services, Inc. (b) .................    3,000            167,010
Applied Materials, Inc. (b) ............................   15,000            247,350
Automatic Data Processing, Inc .........................    7,000            289,240
Cisco Systems, Inc. (b) ................................   13,000            235,300
Dell, Inc. (b) .........................................    4,000            142,400
EMC Corp. (b) ..........................................   14,000            161,560
Intel Corp .............................................   10,000            200,600
International Business Machines Corp ...................    3,000            257,220
Jabil Circuit, Inc. (b) ................................    7,000            161,000
KLA-Tencor Corp. (b) ...................................    2,500            103,700
Microsoft Corp .........................................    5,000            138,250
Waters Corp. (b) .......................................    5,000            220,500
                                                                          ----------
                                                                           2,522,010
                                                                          ----------

TRANSPORTATION (2.2%)
Expeditors International of Washington, Inc ............    4,000            206,800
Southwest Airlines .....................................    9,750            132,795
United Parcel Service, Inc. Class B ....................    3,000            227,760
                                                                           ---------
                                                                             567,355
                                                                          ----------
TOTAL COMMON STOCKS ....................................                  17,299,735
                                                                          ----------

U.S. GOVERNMENT AGENCY OBLIGATIONS (20.4%)

FEDERAL FARM CREDIT BANK (2.6%)
5.95%, 3/5/08 ..........................................  100,000            108,412
6.00%, 3/7/11 ..........................................  500,000            552,596
                                                                          ----------
                                                                             661,008
                                                                          ----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (3.6%)
5.25%, 1/15/09 .........................................  500,000            533,044
6.00%, 5/15/11 .........................................  350,000            387,026
                                                                          ----------
                                                                             920,070
                                                                          ----------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (3.6%)
6.50%, 2/15/32 .........................................   77,672             82,057
6.50%, 5/15/32 .........................................  300,523            317,488
6.00%, 7/15/34 .........................................  480,271            498,701
                                                                          ----------
                                                                             898,246
                                                                          ----------

                                    Continued

                                                     WALDEN SOCIAL BALANCED FUND
Schedule of Portfolio Investments                 September 30, 2004 (Unaudited)

U.S. GOVERNMENT AGENCY OBLIGATIONS, CONTINUED

                                                          SHARES OR
                                                          PRINCIPAL
SECURITY DESCRIPTION                                       AMOUNT         VALUE ($)
--------------------                                      ---------       ---------
HOUSING AND URBAN DEVELOPMENT (0.9%)
7.50%, 8/1/11 ..........................................     200,000         228,153
                                                                         -----------
U.S. TREASURY INFLATION PROTECTED BONDS (9.7%)
3.63%, 1/15/08 .........................................   1,000,000       1,286,070
3.00%, 7/15/12 .........................................   1,000,000       1,166,754
                                                                         -----------
                                                                           2,452,824
                                                                         -----------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS ...............                   5,160,301
                                                                          ----------

INVESTMENT COMPANIES (8.7%)

Fifth Third Institutional Government
      Money Market Fund - Institutional Class ..........   1,263,919       1,263,919
Fifth Third Prime Money Market Fund -
      Institutional Class ..............................     940,729         940,729
                                                                         -----------
TOTAL INVESTMENT COMPANIES .............................                   2,204,648
                                                                         -----------

CERTIFICATES OF DEPOSIT (1.3%)

Albina Community BanCorp, 4.30%, 3/15/05 ...............      25,000          25,000
Central Appalachian Peoples Federal Credit
   Union, 4.00%, 3/14/09 ...............................      25,000          25,000
Community Capital Bank, 1.53%, 7/20/05 .................      50,000          50,000
Elk Horn Bank, 1.55%, 3/14/05 ..........................      25,000          25,000
Northeast Community Federal Credit Union,
   1.00%, 3/15/05 ......................................      25,000          25,000
Quitman TRI-COUNTY Bank, 2.00%, 1/9/06 .................      25,000          25,000
Shorebank Pacific, 3.02%, 7/13/07 ......................      50,000          50,000
Shorebank Pacific Bank, 1.10%, 2/10/05 .................      50,000          50,000
Vermont Development Credit, 3.75%, 7/13/09 .............      50,000          50,000
                                                                         -----------
TOTAL CERTIFICATES OF DEPOSIT ..........................                     325,000
                                                                         -----------

MUNICIPAL BONDS (0.8%)

MASSACHUSETTS (0.8%)
Massachusetts State Port Authority Revenue,
   6.30%, 7/1/05 .......................................     200,000         205,416
                                                                         -----------
TOTAL MUNICIPAL BONDS ..................................                     205,416
                                                                         -----------

TOTAL INVESTMENTS
(COST $22,755,755) (a) - 99.8% .........................                  25,195,100
Other assets in excess of liabilities - 0.2% ...........                      41,420
                                                                         -----------
NET ASSETS - 100.0% ....................................                 $25,236,520
                                                                         ===========

--------------------
Percentages indicated are based on net assets of $25,236,520.

(a) At September 30, 2004 the basis of investments for federal income tax purposes was substantially the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

Unrealized appreciation .....................     $3,001,392
Unrealized depreciation .....................       (562,047)
                                                  ----------
Net unrealized appreciation .................     $2,439,345
                                                  ==========

(b) Represents non-income producing security.

ADR - American Depositary Receipt

                        See Notes to Financial Statements

Financial Statements                                 WALDEN SOCIAL BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2004 (Unaudited)

ASSETS:
Investments, at value (cost $22,755,755) .......................                        $    25,195,100
Interest and dividends receivable ..............................                                 61,856
Prepaid expenses ...............................................                                  5,130
                                                                                        ---------------
  Total Assets .................................................                             25,262,086
                                                                                        ---------------
LIABILITIES:
Accrued expenses and other liabilities:
 Investment Adviser ............................................    $        11,752
 Administration ................................................                413
 Custodian .....................................................              1,259
 Transfer Agent ................................................              3,025
 Audit .........................................................              2,330
 Legal .........................................................              1,789
 Shareholder Reporting .........................................              3,104
 Other .........................................................              1,894
                                                                    ---------------
  Total Liabilities ............................................                                 25,566
                                                                                        ---------------

NET ASSETS .....................................................                        $    25,236,520
                                                                                        ===============

COMPOSITION OF NET ASSETS:
Capital ........................................................                        $    23,572,837
Accumulated net investment income ..............................                                227,779
Accumulated net realized losses from
   investment transactions .....................................                             (1,003,441)
Unrealized appreciation from investments .......................                              2,439,345
                                                                                        ---------------
NET ASSETS .....................................................                        $    25,236,520
                                                                                        ===============
Shares outstanding (par value $0.001, unlimited
   number of shares authorized) ................................                              2,350,620
                                                                                        ===============
Net Asset Value, Offering Price and Redemption
   Price per share .............................................                        $         10.74
                                                                                        ===============

STATEMENT OF OPERATIONS
For the year ended September 30, 2004 (Unaudited)

INVESTMENT INCOME:
 Interest ......................................................                        $       148,835
 Dividend ......................................................                                134,347
                                                                                        ---------------
   TOTAL INVESTMENT INCOME .....................................                                283,182
                                                                                        ---------------
EXPENSES:
 Investment Adviser ............................................    $        92,504
 Administration ................................................             24,668
 Accounting ....................................................              5,574
 Custodian .....................................................              3,923
 Transfer Agency ...............................................              9,025
 Audit .........................................................              2,633
 Legal .........................................................              1,961
 Shareholder Reporting .........................................              3,266
 Other .........................................................              7,801
                                                                    ---------------
   Total expenses before fee reductions ........................                                151,355
   Fees reduced by the Administrator ...........................                                 (6,167)
   Fees reduced by the Investment Adviser ......................                                (21,828)
                                                                                        ---------------
   NET EXPENSES ................................................                                123,360
                                                                                        ---------------

NET INVESTMENT INCOME ..........................................                                159,822
                                                                                        ---------------
NET REALIZED/UNREALIZED GAINS/(LOSSES)
FROM INVESTMENTS:

Net realized gains from investment transactions ................                                140,647
Change in unrealized appreciation/(depreciation)
   from investments.............................................                               (240,575)
                                                                                        ---------------
Net realized/unrealized losses from investments ................                                (99,928)
                                                                                        ---------------
CHANGE IN NET ASSETS FROM OPERATIONS ...........................                        $        59,894
                                                                                        ===============

                        See Notes to Financial Statements

Financial Statements                                 WALDEN SOCIAL BALANCED FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   For the six months ended      For the year
                                                                                      September 30, 2004            ended
                                                                                         (Unaudited)           March 31, 2004
                                                                                   ------------------------   -----------------
INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income .........................................................    $              159,822     $         303,132
Net realized gains/(losses) from investment transactions ......................                   140,647               (63,726)
Change in unrealized appreciation/(depreciation) from investments .............                  (240,575)            3,428,466
                                                                                   ----------------------     -----------------
CHANGE IN NET ASSETS FROM OPERATIONS ..........................................                    59,894             3,667,872
                                                                                   ----------------------     -----------------
DIVIDENDS:
 Net investment income ........................................................                        --              (313,402)
                                                                                   ----------------------     -----------------
Change in net assets from shareholder dividends ...............................                        --              (313,402)
                                                                                   ----------------------     -----------------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares issued ..................................................                 1,663,163             4,659,866
 Dividends reinvested .........................................................                        --               310,821
 Cost of shares redeemed ......................................................                  (896,714)           (2,442,908)
                                                                                   ----------------------     -----------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS ..........................                   766,449             2,527,779
                                                                                   ----------------------     -----------------
CHANGE IN NET ASSETS ..........................................................                   826,343             5,882,249

NET ASSETS:
 Beginning of year ............................................................                24,410,177            18,527,928
                                                                                   ----------------------     -----------------
 End of year ..................................................................    $           25,236,520     $      24,410,177
                                                                                   ======================     =================
SHARE TRANSACTIONS:
 Issued .......................................................................                   155,489               461,624
 Reinvested ...................................................................                        --                29,944
 Redeemed .....................................................................                   (83,629)             (241,181)
                                                                                   ----------------------     -----------------
CHANGE IN SHARES ..............................................................                    71,860               250,387
                                                                                   ======================     =================
Accumulated net investment income .............................................    $              227,779     $          67,957
                                                                                   ======================     =================

                        See Notes to Financial Statements

Financial Statements                                 WALDEN SOCIAL BALANCED FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period indicated.


                                         For the six
                                            months                                                                        For the
                                            ended                                                                         period
                                         September 30,    For the         For the         For the         For the      June 20, 1999
                                            2004         year ended      year ended      year ended      year ended    to March 31,
                                          (Unaudited)  March 31, 2004  March 31, 2003  March 31, 2002  March 31, 2001     2000(a)
                                         ------------- --------------  --------------  --------------  --------------  -------------
NET ASSET VALUE, BEGINNING OF PERIOD      $ 10.71       $     9.13       $  10.22        $   9.93        $  10.69       $  10.00
                                          -------       ----------       --------        --------        --------       --------

INVESTMENT ACTIVITIES:
 Net investment income ................      0.07             0.13           0.18            0.18            0.19           0.13
 Net realized and unrealized
    gains/(losses) from investment
    transactions ......................     (0.04)            1.59          (1.10)           0.31           (0.77)          0.65
                                          -------       ----------       --------        --------        --------       --------
 Total from investment activities .....      0.03             1.72          (0.92)           0.49           (0.58)          0.78
                                          -------       ----------       --------        --------        --------       --------

DIVIDENDS:
 Net investment income ................        --            (0.14)         (0.17)          (0.20)          (0.18)         (0.09)
                                          -------       ----------       --------        --------        --------       --------
 Total dividends ......................        --            (0.14)         (0.17)          (0.20)          (0.18)         (0.09)
                                          -------       ----------       --------        --------        --------       --------

NET ASSET VALUE, END OF PERIOD ........   $ 10.74       $    10.71       $   9.13        $  10.22        $   9.93       $  10.69
                                          =======       ==========       ========        ========        ========       ========
TOTAL RETURN ..........................      0.28%(b)        18.91%         (9.00%)          4.94%          (5.57%)         7.83%(b)

RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period (000's) ..   $25,237       $   24,410       $ 18,528        $ 17,786        $ 13,612       $ 13,117
 Ratio of net expenses to average
    net assets ........................      1.00%(c)         1.00%          1.00%           1.00%           1.00%          1.01%(c)
 Ratio of net investment income to
    average net assets ................      1.30%(c)         1.38%          1.95%           1.85%           1.88%          1.70%(c)
 Ratio of expenses to average net
    assets (d) ........................      1.23%(c)         1.26%          1.26%           1.28%           1.33%          1.34%(c)
 Portfolio turnover ...................     12.06%           26.47%         40.07%          22.09%          29.06%         28.80%

-------------------------------
(a)   Period from commenced operations.

(b)   Not annualized.

(c)   Annualized.

(d) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

                        See Notes to Financial Statements

Market and Performance                                 WALDEN SOCIAL EQUITY FUND
Review (unaudited)                          Manager Commentary by Robert Lincoln

INVESTMENT CONCERNS:

EQUITY SECURITIES (STOCKS) ARE MORE VOLATILE AND CARRY MORE RISK THAN OTHER FORMS OF INVESTMENTS, INCLUDING INVESTMENTS IN HIGH-GRADE FIXED INCOME SECURITIES. THE NET ASSET VALUE PER SHARE OF THIS FUND WILL FLUCTUATE AS THE VALUE OF THE SECURITIES IN THE PORTFOLIO CHANGES. COMMON STOCKS, AND FUNDS INVESTING IN COMMON STOCKS, GENERALLY PROVIDE GREATER RETURN POTENTIAL WHEN COMPARED WITH OTHER TYPES OF INVESTMENTS.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DOES NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL US AT 1.800.282.8782 EXT. 7253.

MARKET AND PERFORMANCE SUMMARY

As happens from time to time, bond and stock prices diverged modestly from the respective paths we anticipated for the summer months. Bond performance was the more surprising of the two. Intermediate and long-term yields actually declined despite several increases in short-term interest rates by the Federal Reserve. Indeed, bond prices, which move inversely to yields, fully reversed the second quarter decline and by quarter end closed near their highest levels of 2004. In contrast, the primary stock indices drifted lower even though Gross Domestic Product (GDP)(1) and corporate profits continued to grow. There are several plausible explanations for the stock price declines, including the apparent lack of progress toward resolution in Iraq, record oil prices, a more moderate rate of GDP growth, and a higher incidence of specific company profit disappointments. Our view at this time is that none will deteriorate sufficiently to result in either a severe or long-lasting decline. Historically, a few months of adverse stock market trends that are not accompanied by a deterioration in business conditions are neither unusual nor necessarily indicative of the future direction.

The Walden Social Equity Fund declined slightly more than the market. Detracting from performance relative to market results was our lower than market exposure to energy stocks, particularly those with the most leverage to rising oil prices. On the other hand, our cautious view of the technology sector generally led us to maintain a low exposure in this sector as well as to emphasize the strongest and most appropriately valued companies. This approach helped portfolios avoid some of the worst results in that sector. Performance of healthcare stocks held in client portfolios was more mixed. While holdings in the medical device industry generally fared well, several companies, particularly those in the pharmaceutical area declined as investors focused on the risks associated with current big selling drugs, the political risks regarding product pricing, and the modest pipeline of new products. Fund returns for the calendar year to date, last three years, and last five years, however, generally remain positive and well ahead of the market averages.

ECONOMIC SUMMARY AND OUTLOOK

At the time of this writing, the election season had reached its zenith, and the usual chorus of economic commentators and forecasters quoted in the financial press has been joined by the Presidential candidates. As usual, the rhetoric is predictable and not very useful. The challenger has described the current economic status as unbalanced and the future precarious, while the incumbent highlights the improvements achieved and the bright future to come. The truth traditionally lies somewhere in the middle, and this election year is no different. Most measures of economic activity are higher in 2004 than they were a year ago. In particular, GDP and corporate profits are at record levels, and we have finally begun to see employment rise in both the services and manufacturing sectors. Moreover, continued strong gains in productivity have allowed inflation and interest rates to remain quite tame through the year.

The most adverse and surprising economic development is the rise in oil prices to record levels, which has served to aggravate an already high trade deficit and contributed to a moderation in consumer spending for all other goods and services. High oil prices and a rising trade deficit, should they persist, pose a longer-term threat to inflation and GDP growth.

For next year, we expect the economy to grow, corporate profits to rise, and inflation to remain low. Barring an exogenous event, such a combination of conditions usually supports higher stock values. Given the current low absolute levels relative to inflation, short-term interest rates should continue to ease upward in the quarters ahead as the economy improves. Interest rates across all maturities are likely to rise at a faster pace, however, if strong economic growth is not accompanied by a reduction of the Federal deficit relative to GDP.

PORTFOLIO COMPOSITION AND SECURITY SELECTION:

Financial services and healthcare remain the most emphasized sectors. We expect financial companies to benefit from continuing economic growth with modest inflation. Regional

--------------------------------

(1) The GROSS DOMESTIC PRODUCT (GDP) is the measure of the market value of the goods and services produced by labor and property in the United States.

Market and Performance                                 WALDEN SOCIAL EQUITY FUND
Review, (cont.)                             Manager Commentary by Robert Lincoln

banks, in particular, should continue to improve results as efficiency advances, often with the help of technology investments. Moreover, many of the individual stocks in the financial sector remain attractively valued. Healthcare investments are concentrated in medical device manufacturers. Innovation and favorable demographics should continue to aid these companies in the years ahead. Conversely, in light of the political risks related to product pricing and our concern about the new product pipeline, we continue to hold smaller amounts of the large pharmaceutical companies. A significant missed opportunity this year has been energy stocks, most of which have performed well due to the sharp rise in oil prices. We believe the opportunity has largely passed. Oil prices are more likely to fall than rise from current levels over the next year or two.

On behalf of all of us at Boston Trust & Investment Management Company, we thank you for your continued confidence in our services. Please feel free to contact either me or my colleagues at 617.726.7256 should you have any questions about our investment views or your account.

/s/ Robert Lincoln
------------------
Robert Lincoln
Portfolio Manager
Boston Trust Investment Management, Inc.

-----------------------------------

* Portfolio holdings and percentages as of 9/30/04 are in bold and are subject to change.

                                                       WALDEN SOCIAL EQUITY FUND
Investment Performance (unaudited)                            September 30, 2004

Fund Net Asset Value: $10.78

                                                                                           ANNUALIZED
                                                                          ----------------------------------------------
                                                          QUARTER                                        SINCE INCEPTION
                                                          TO DATE         1 YEAR             5 YEAR      JUNE 20, 1999
WALDEN SOCIAL EQUITY FUND*                                 -3.41%         11.64%              3.15%           2.84%
Standard & Poor's 500 Stock Index**                        -1.87%         13.86%             -1.31%          -2.45%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-888-282-8782 EXT. 7253.

* After all expenses at an annual rate of 1.00%, the adviser's expense limitation.

** The performance data being shown for the S&P 500 is calculated from June 17, 1999.

The Fund's performance is compared to the Standard & Poor's 500 Stock Index, which is an unmanaged index of stocks that measures the asset-weighted performance of 500 stocks of large capitalization companies. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of fund shares or fund distribution.

                                                       WALDEN SOCIAL EQUITY FUND
Schedule of Portfolio Investments                 September 30, 2004 (Unaudited)

COMMON STOCKS (98.8%)

                                                              SHARES        VALUE
                                                              -------    -----------
BASIC MATERIALS (5.8%)
Bemis Co., Inc ..........................................      16,000        425,280
Donaldson Co., Inc ......................................      20,000        567,800
Ecolab, Inc .............................................      14,000        440,160
Sealed Air Corp. (b) ....................................       8,000        370,800
Sigma-Aldrich ...........................................      10,000        580,000
                                                                         -----------
                                                                           2,384,040
                                                                         -----------

CAPITAL GOODS (3.4%)
Dover Corp ..............................................      12,000        466,440
Illinois Tool Works .....................................      10,000        931,700
                                                                         -----------
                                                                           1,398,140
                                                                         -----------

COMMUNICATION SERVICES (2.1%)
Alltel Corp .............................................       8,000        439,280
Bellsouth Corp ..........................................      15,000        406,800
                                                                         -----------
                                                                             846,080
                                                                         -----------

CONSUMER CYCLICALS (10.5%)
Eaton Corp ..............................................      11,000        697,510
Lear Corp ...............................................       8,000        435,600
Leggett & Platt, Inc ....................................      15,000        421,500
McClatchy Co ............................................      10,000        708,300
Nike, Inc ...............................................      10,000        788,000
Staples, Inc ............................................      15,500        462,210
Washington Post Co ......................................         800        736,000
                                                                         -----------
                                                                           4,249,120
                                                                         -----------

CONSUMER PRODUCTS (1.8%)
Aptargroup, Inc .........................................      16,500        725,505
                                                                         -----------

CONSUMER STAPLES (8.6%)
Alberto-Culver Co .......................................      10,000        434,800
Colgate-Palmolive Co ....................................      10,000        451,800
Costco Wholesale Corp ...................................      20,000        831,200
Hershey Foods Corp ......................................      13,000        607,230
Pepsico, Inc ............................................      12,000        583,800
Sysco Corp ..............................................      20,000        598,400
                                                                         -----------
                                                                           3,507,230
                                                                         -----------

ENERGY (4.0%)
Apache Corp .............................................       7,000        350,770
BP PLC, ADR .............................................      22,000      1,265,660
                                                                         -----------
                                                                           1,616,430
                                                                         -----------

FINANCIAL SERVICES (24.7%)
American International Group, Inc .......................       6,000        407,940
AmSouth Bancorporation ..................................      20,000        488,000
Bank of America Corp ....................................      18,000        779,940
Chubb Corp ..............................................      10,000        702,800
Cincinnati Financial Corp ...............................      18,900        779,058
Comerica, Inc ...........................................       9,000        534,150
Commerce Bancshares, Inc ................................      12,600        605,934
Fannie Mae ..............................................      10,000        634,000
Marsh & McLennan Cos., Inc ..............................      10,000        457,600
MBNA Corp ...............................................      20,000        504,000
Northern Trust Corp .....................................      13,200        538,560
State Street Corp .......................................      12,000        512,520
Suntrust Banks, Inc .....................................      10,000        704,100
T. Rowe Price Group, Inc ................................      16,500        840,510
Wells Fargo & Co ........................................      13,500        805,005
Wilmington Trust Corp ...................................      22,000        796,620
                                                                         -----------
                                                                          10,090,737
                                                                         -----------

HEALTH CARE (18.3%)
Amgen, Inc. (b) .........................................      10,000        566,800
Becton, Dickinson & Co ..................................      11,000        568,700
Biomet, Inc .............................................      14,000        656,320
C.R. Bard, Inc ..........................................      10,000        566,300
Dentsply International, Inc .............................      10,000        519,400
Henry Schein, Inc. (b) ..................................       8,000        498,480
Hillenbrand Industry, Inc ...............................       8,000        404,240
IMS Health, Inc .........................................      20,000        478,400
Johnson & Johnson, Inc ..................................      15,000        844,950
Medtronic, Inc ..........................................      16,000        830,400
Merck & Co., Inc ........................................      12,000        396,000
Pfizer, Inc .............................................      20,000        612,000
Teva Pharmaceutical Ltd., ADR ...........................      20,000        519,000
                                                                         -----------
                                                                           7,460,990
                                                                         -----------

PRODUCER PRODUCTS (1.6%)
Teleflex, Inc ...........................................      15,000        637,500
                                                                        -----------

RETAIL STORES (2.2%)
Ross Stores, Inc ........................................      20,000        468,800
TJX Cos., Inc ...........................................      20,000        440,800
                                                                         -----------
                                                                             909,600
                                                                         -----------

TECHNOLOGY (13.9%)
Adobe Systems, Inc ......................................       9,000        445,230
Applied Materials, Inc. (b) .............................      25,000        412,250
Automatic Data Processing, Inc ..........................      11,000        454,520
Dell, Inc. (b) ..........................................      16,500        587,400
Diebold, Inc ............................................      14,000        653,800
EMC Corp. (b) ...........................................      16,500        190,410
Fiserv, Inc. (b) ........................................      10,000        348,600
Intel Corp ..............................................      20,000        401,200
International Business Machines Corp ....................       6,000        514,440
Jabil Circuit, Inc. (b) .................................      11,000        253,000
KLA-Tencor Corp. (b) ....................................       7,000        290,360
Microsoft Corp ..........................................      25,000        691,250
Waters Corp. (b) ........................................      10,000        441,000
                                                                         -----------
                                                                           5,683,460
                                                                         -----------

TRANSPORTATION (1.9%)
United Parcel Service, Inc. Class B .....................      10,000        759,200
                                                                         -----------
TOTAL COMMON STOCKS .....................................                 40,268,032
                                                                         -----------
INVESTMENT COMPANIES (2.0%)

Fifth Third Institutional Government Money
         Market Fund - Institutional Class ..............     829,508        829,508
                                                                         -----------
TOTAL INVESTMENT COMPANIES ..............................                    829,508
                                                                         -----------

TOTAL INVESTMENTS
(COST $35,120,320) (a) - 100.8% .........................                 41,097,540
Liabilities in excess of other assets - (0.8)% ..........                   (313,169)
                                                                         -----------
NET ASSETS - 100.0% .....................................                $40,784,371
                                                                         ===========

---------------------------
Percentages indicated are based on net assets of $40,784,371.

(a) At September 30, 2004 the basis of investments for federal income tax purposes was substantially the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

Unrealized appreciation ..................    $  7,597,909
Unrealized depreciation ..................      (1,620,689)
                                              ------------
Net unrealized appreciation ..............    $  5,977,220
                                              ============

(b) Represents non-income producing security.

ADR - American Depositary Receipt

                        See Notes to Financial Statements

Financial Statements                                   WALDEN SOCIAL EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2004 (Unaudited)

ASSETS:
Investments, at value (cost $35,120,320 ) .......................                       $   41,097,540
Interest and dividends receivable ...............................                               53,123
Prepaid expenses ................................................                                4,835
                                                                                       ---------------
  Total Assets ..................................................                           41,155,498
                                                                                       ---------------

LIABILITIES:
Accrued expenses and other liabilities:
 Payable for investments purchased ..............................   $       332,459
 Investment Adviser .............................................            21,311
 Administration .................................................               664
 Custody ........................................................             2,070
 Transfer Agent .................................................             3,025
 Audit ..........................................................             3,340
 Legal ..........................................................             2,189
 Shareholder Report .............................................             4,980
 Other ..........................................................             1,089
                                                                    ---------------

   TOTAL LIABILITIES ............................................                              371,127
                                                                                       ---------------

NET ASSETS ......................................................                       $   40,784,371
                                                                                       ===============

COMPOSITION OF NET ASSETS:
Capital .........................................................                       $   36,682,393
Accumulated net investment income ...............................                              164,243
Accumulated net realized losses from
   investment transactions ......................................                           (2,039,485)
Unrealized appreciation from investments ........................                            5,977,220
                                                                                       ---------------
NET ASSETS ......................................................                       $   40,784,371
                                                                                       ===============
Shares outstanding (par value $0.001, unlimited
   number of shares authorized) .................................                            3,784,017
                                                                                       ===============
Net Asset Value, Offering Price and Redemption
   Price per share ..............................................                       $        10.78
                                                                                       ===============

STATEMENT OF OPERATIONS
For the six months ended September 30, 2004 (Unaudited)

INVESTMENT INCOME:
Dividend ........................................................                       $      312,180
Interest ........................................................                                2,823
                                                                                       ---------------
   TOTAL INVESTMENT INCOME ......................................                              315,003
                                                                                       ---------------
EXPENSES:
 Investment Adviser .............................................   $       152,446
 Administration .................................................            40,652
 Accounting .....................................................             4,049
 Custodian ......................................................             5,679
 Transfer Agency ................................................             9,025
 Audit ..........................................................             4,781
 Legal ..........................................................             2,910
 Shareholder Reporting ..........................................             5,371
 Other ..........................................................             9,182
                                                                    ---------------
   Total expenses before fee reductions .........................                              234,095
   Fees reduced by the Administrator ............................                              (10,163)
   Fees reduced by the Investment Adviser .......................                              (20,661)
                                                                                       ---------------
   NET EXPENSES .................................................                              203,271
                                                                                       ---------------

NET INVESTMENT INCOME ...........................................                              111,732
                                                                                       ---------------

NET REALIZED/UNREALIZED GAINS FROM INVESTMENTS:
Net realized gains from investment transactions .................                              243,335
Change in unrealized appreciation/(depreciation)
   from investments .............................................                             (600,674)
                                                                                       ---------------
Net realized/unrealized losses from investments .................                             (357,339)
                                                                                       ---------------
CHANGE IN NET ASSETS FROM OPERATIONS ............................                      ($      245,607)
                                                                                       ===============

                       See Notes to Financial Statements.

Financial Statements                                   WALDEN SOCIAL EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    For the six months ended
                                                                                       September 30, 2004       For the year ended
                                                                                          (Unaudited)             March 31, 2004
                                                                                    ------------------------    ------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income ........................................................         $    111,732               $    158,746
 Net realized gains from investment transactions ..............................              243,335                  1,191,725
 Change in unrealized appreciation/(depreciation) from investments ............             (600,674)                 7,795,313
                                                                                        ------------               ------------
CHANGE IN NET ASSETS FROM OPERATIONS ..........................................             (245,607)                 9,145,784
                                                                                        ------------               ------------

DIVIDENDS:
 Net investment income ........................................................                   --                   (134,257)
                                                                                        ------------               ------------
Change in net assets from shareholder dividends ...............................                   --                   (134,257)
                                                                                        ------------               ------------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares issued ..................................................            2,141,545                  9,132,887
 Dividends reinvested .........................................................                   --                    121,057
 Cost of shares redeemed ......................................................           (1,557,277)                (4,269,957)
                                                                                        ------------               ------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS ..........................              584,268                  4,983,987
                                                                                        ------------               ------------
CHANGE IN NET ASSETS ..........................................................              338,661                 13,995,514

NET ASSETS:
 Beginning of year ............................................................           40,445,710                 26,450,196
                                                                                        ------------               ------------
 End of year ..................................................................         $ 40,784,371               $ 40,445,710
                                                                                        ============               ============
SHARE TRANSACTIONS:
 Issued .......................................................................              198,446                    931,495
 Reinvested ...................................................................                   --                     11,674
 Redeemed .....................................................................             (143,311)                  (425,842)
                                                                                        ------------               ------------
CHANGE IN SHARES ..............................................................               55,135                    517,327
                                                                                        ============               ============
Accumulated net investment income .............................................         $    164,243               $     52,511
                                                                                        ============               ============

                        See Notes to Financial Statements

Financial Statements                                   WALDEN SOCIAL EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period indicated.

                                           For the six                                                                  For the
                                           months ended                                                                 period
                                           September 30,    For the        For the        For the        For the     June 20, 1999
                                              2004         year ended     year ended     year ended     year ended    to March 31,
                                            (Unaudited)  March 31, 2004 March 31, 2003 March 31, 2002 March 31, 2001     2000(a)
                                           ------------- -------------- -------------- -------------- -------------- -------------
NET ASSET VALUE, BEGINNING OF PERIOD ...   $  10.85         $   8.24       $  10.26       $   9.49       $  10.60       $  10.00
                                           --------         --------       --------       --------       --------       --------
INVESTMENT ACTIVITIES:
 Net investment income .................       0.03             0.04           0.04           0.04           0.03           0.02
 Net realized and unrealized
  gains/(losses) from
  investment transactions ..............      (0.10)            2.61          (2.02)          0.77          (1.10)          0.67
                                           --------         --------       --------       --------       --------       --------
 Total from investment activities ......      (0.07)            2.65          (1.98)          0.81          (1.07)          0.69
                                           --------         --------       --------       --------       --------       --------

DIVIDENDS:
 Net investment income .................         --            (0.04)         (0.04)         (0.04)         (0.04)         (0.01)
 Net realized gains from investments ...         --               --             --             --             --          (0.08)
                                           --------         --------       --------       --------       --------       --------
 Total dividends .......................         --            (0.04)         (0.04)         (0.04)         (0.04)         (0.09)
                                           --------         --------       --------       --------       --------       --------

NET ASSET VALUE, END OF PERIOD .........   $  10.78         $  10.85       $   8.24       $  10.26       $   9.49       $  10.60
                                           ========         ========       ========       ========       ========       ========

TOTAL RETURN ...........................      (0.65%)(b)       32.14%        (19.34%)         8.53%        (10.12%)         6.94%(b)

RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period (000's) ...   $ 40,784         $ 40,446       $ 26,450       $ 25,616       $ 21,366       $ 25,064
 Ratio of net expenses to average net
  assets ...............................       1.00%(c)         1.00%          1.00%          1.00%          1.00%          1.00%(c)
 Ratio of net investment income to
   average net assets ..................       0.54%(c)         0.45%          0.48%          0.35%          0.33%          0.28%(c)
 Ratio of expenses to average
    net assets (d) .....................       1.15%(c)         1.16%          1.18%          1.18%          1.19%          1.18%(c)
 Portfolio turnover ....................       5.53%           22.33%         16.10%         22.42%         45.26%         28.57%

-------------------------

(a)   Period from commenced operations.

(b)   Not annualized.

(c)   Annualized.

(d) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

                        See Notes to Financial Statements

Notes to Financial Statements (unaudited)                     September 30, 2004

1.    ORGANIZATION:

      The Coventry Group (the "Group") was organized as a Massachusetts business trust on January 8, 1992 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The accompanying financial statements are those of the Walden Social Balanced Fund and Walden Social Equity Fund (individually, a "Fund", collectively, the "Funds"). The Funds are a separate series of the Coventry Group. Financial statements for all other series are published separately.

      Under the Funds organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.    SIGNIFICANT ACCOUNTING POLICIES:

      The following is a summary of the significant accounting policies followed by the Funds in preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      SECURITY VALUATION:

      The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued by or at the direction of the Group's Board of Trustees.

      Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Group's Board of Trustees. In making such valuations, the pricing service utilizes both dealer- supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates value. Under the amortized cost method, discount or premium, if any, is accreted or amortized, respectively, on a constant (straight-line) basis to the maturity of the security.

      SECURITY TRANSACTIONS AND RELATED INCOME:

      Changes in holdings of portfolio securities shall be reflected no later than in the first calculation on the first business day following the trade date. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the accretion or amortization of discount or premium. Dividend income is recorded on the ex-dividend date.

      EXPENSE ALLOCATION:

      Expenses directly attributable to a Fund are generally charged directly to that Fund. Expenses relating to the Group are generally allocated proportionately to each Fund within the Group according to the relative net assets of each Fund or on another reasonable basis.

      DIVIDENDS TO SHAREHOLDERS:

      Dividends from net investment income and net realized gains, if any, are declared and distributed annually. Additional dividends are also paid to the Fund's shareholders to the extent necessary to avoid the federal excise tax on certain undistributed net investment income and net realized gains.

      The amount of dividends from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified to capital; temporary differences do not require reclassification.

      FEDERAL INCOME TAXES:

      Each Fund is a separate taxable entity for federal tax purposes. Each Fund has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. As of the latest tax year end of March 31, 2004, the Funds have net capital loss carryforwards to offset future net gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains it is probable that the gains that are offset will not be distributed to shareholders.

                                           AMOUNT       EXPIRES
                                        -------------   -------
Walden Social Balanced Fund             $      28,136    2008
                                               17,496    2009
                                              463,541    2010
                                              571,189    2011
                                               63,726    2012

Walden Social Equity Fund                     950,879    2010
                                            1,328,513    2011

                                    Continued

Notes to Financial Statements (unaudited)                     September 30, 2004

3.    RELATED PARTY TRANSACTIONS:

      INVESTMENT ADVISER:

      Boston Trust Investment Management, Inc. (the "Investment Adviser") acts as the investment adviser to the Funds. For its services, the Investment Adviser is entitled to receive a fee, computed daily and paid monthly, based on the average daily net assets of each Fund, at an annual rate of 0.75%.

      ADMINISTRATION:

      BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), who serves the Funds as administrator, is a wholly owned subsidiary of The BISYS Group, Inc., with whom certain officers and trustees of the Group are affiliated. Such persons are paid no fees directly by the Funds for serving as officers and trustees of the Group. Under the terms of the administration agreement, BISYS Ohio receives an annual fee, computed daily and paid monthly, based on the average daily net assets of each Fund, at an annual rate of 0.20%.

      DISTRIBUTION:

      BISYS Fund Services Limited Partnership, a wholly owned subsidiary of The BISYS Group, Inc., serves as the Funds' distribution agent.

      CUSTODIAN, TRANSFER AGENCY AND FUND ACCOUNTING:

      Boston Trust & Investment Management Company acts as the Funds' custodian and transfer agent. Under the custody agreement, Boston Trust & Investment Management Company receives an annual fee computed daily and paid monthly based on the average daily net assets. Boston Trust & Investment Management Company receives a fixed fee accrued daily and paid monthly for its services as the transfer agent. BISYS Ohio provides fund accounting services for the Funds. For these services to the Funds, BISYS Ohio receives an annual fee accrued daily and paid monthly.

      FEE REDUCTIONS:

      The Investment Adviser has agreed to reduce its fees payable by the Funds to the extent necessary to limit the Funds' aggregate annual operating expenses to 1.00% of the average daily net assets. Any such reductions made by the Investment Adviser in its fees or payments or reimbursement of expenses which are the Funds' obligation may be subject to repayment by the Funds within three years provided the Funds are able to effect such repayment and remain in compliance with applicable limitations. Pursuant to its agreement, for the six months ended September 30, 2004, the Investment Adviser reimbursed fees in the amount of $21,828 and $20,661 for the Walden Social Balanced Fund and Walden Social Equity Fund, respectively. As of September 30, 2004, the Investment Advisor may recoup $123,089 and $107,393 from the Walden Social Balanced Fund and Walden Social Equity Fund, respectively.

      BISYS Ohio has agreed to reduce its administrative fees. For the six months ended September 30, 2004, BISYS Ohio voluntarily waived fees in the amount of $6,167 and $10,163 for the Walden Social Balanced Fund and Walden Social Equity Fund, respectively.

4.    PURCHASES AND SALES OF SECURITIES:

      Purchases of and proceeds from sales, excluding short-term securities, for the Funds for the six months ended September 30, 2004, totaled:

                                              PURCHASES           SALES
                                              ---------           -----
Walden Social Balanced Fund                $   2,785,155       $ 3,066,354
Walden Social Equity Fund                      2,811,951         2,220,142

5.    SPECIAL MEETING OF SHAREHOLDERS:

      A Special Meeting of shareholders of the Funds was held on September 20, 2004 at 3435 Stelzer Road, Columbus, Ohio 43219, for the purpose of seeking to approve an advisory contract among the Boston Trust Funds on behalf of the Adviser. As of the June 30, 2004, record date, there were 2,264,932 and 3,717,668 shares of the Walden Social Balanced Fund and Walden Social Equity Fund, respectively, outstanding and entitled to vote at the Special Meeting. A majority of the outstanding voting shares of each Fund approved the proposal by the following votes:

                                                    FOR                AGAINST              ABSTAIN
                                                    ---                -------              -------
Walden Social Balanced Fund                      2,234,707                0                   1,538
Walden Social Equity Fund                        3,274,689                0                       0

6.    PROXY VOTING INFORMATION (UNAUDITED):

      A description of the policies and procedures the the Funds use to determine how to vote proxies relating to portfolio securities as available (i) without charge, upon request, by calling 1-800-282-8782 and
      (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

Notes to Financial Statements (unaudited)                     September 30, 2004

7.    TABLE OF SHAREHOLDER EXPENSES:

      As a shareholder of the Boston Trust (Walden) Funds, you incur the following costs: ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Boston Trust (Walden) Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

      The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2004 through September 30, 2004.

      ACTUAL EXPENSES

      The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                         BEGINNING ACCOUNT           ENDING           EXPENSE PAID          EXPENSE RATIO
                                                VALUE             ACCOUNT VALUE       DURING PERIOD*        DURING PERIOD
                                               4/1/04                9/30/04         4/1/04 - 9/30/04      4/1/04 - 9/30/04
                                        -------------------      --------------      ----------------      ----------------
Walden Social Balanced Fund               $     1,000.00         $     1,002.80          $  5.02                1.00%
Walden Social Equity Fund                       1,000.00                 993.50             5.00                1.00%

      HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The table below provides information about hypothetical account values and hypothetical expenses based on each Boston Trust Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that apear in the shareholder reports of other funds.

                                         BEGINNING ACCOUNT           ENDING           EXPENSE PAID           EXPENSE RATIO
                                               VALUE              ACCOUNT VALUE       DURING PERIOD*         DURING PERIOD
                                              4/1/04                9/30/04          4/1/04 - 9/30/04      4/1/04 - 9/30/04
                                        -------------------      --------------      ----------------      ----------------
Walden Social Balanced Fund               $     1,000.00          $    1,050.00          $  5.14                1.00%
Walden Social Equity Fund                       1,000.00               1,050.00             5.14                1.00%

8.    TABULAR SUMMARY OF SCHEDULES OF INVESTMENTS:

WALDEN SOCIAL BALANCED FUND

SECURITY ALLOCATION                                          PERCENTAGE OF
FOR THE SCHEDULE OF INVESTMENTS                                NET ASSETS
-------------------------------                              -------------
U.S. Government Obligations                                      20.4%
Health Care                                                      14.2%
Financial Services                                               13.8%
Technology                                                       10.0%
Investment Companies                                              8.7%
Basic Materials                                                   6.5%
Consumer Staples                                                  6.5%
Consumer Cyclicals                                                4.8%
Capital Goods                                                     2.9%
Producer Products                                                 2.5%
Energy                                                            2.3%
Transportation                                                    2.2%
Consumer Products                                                 1.6%
Certificates of Deposit                                           1.3%
Municipal Obligations                                             0.8%
Food Products                                                     0.7%
Retail Stores                                                     0.6%
                                                                 ----
Total                                                            99.8%
                                                                 ====

WALDEN SOCIAL EQUITY FUND

SECURITY ALLOCATION                                          PERCENTAGE OF
FOR THE SCHEDULE OF INVESTMENTS                               NET ASSETS
-------------------------------                              -------------
Financial Services                                               24.7%
Health Care                                                      18.3%
Technology                                                       13.9%
Consumer Cyclicals                                               10.5%
Consumer Staples                                                  8.6%
Basic Materials                                                   5.8%
Energy                                                            4.0%
Capital Goods                                                     3.4%
Retail Stores                                                     2.2%
Communication Services                                            2.1%
Investment Companies                                              2.0%
Transportation                                                    1.9%
Consumer Products                                                 1.8%
Producer Products                                                 1.6%
                                                                -----
Total                                                           100.8%
                                                                =====

INVESTMENT ADVISER
Boston Trust Investment Management, Inc.
40 Court Street
Boston, MA 02108

CUSTODIAN AND TRANSFER AGENT
Boston Trust & Investment Management Company
40 Court Street
Boston, MA 02108

ADMINISTRATOR
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219

DISTRIBUTOR
BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, OH 43219

AUDITORS
Tait, Weller & Baker
1818 Market Street
Suite 2400
Philadelphia, PA 19103

LEGAL COUNSEL
Dechert LLP
1775 Eye Street, N.W.
Washington, D.C. 20006

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL US AT 1.800.282.8782 EXT. 7253

Boston Trust Investment Management, Inc., a subsidiary of Boston Trust & Investment Management Company (Boston Trust) and an affiliate of Walden Asset Management (Walden) serves as investment advisor (the Adviser) to the Walden Social Equity Fund and Walden Social Balanced Fund and receives a fee for its services. Walden, a division of Boston Trust, performs shareholder advocacy, proxy voting, screening services, and other social initiatives for the Adviser and is paid a fee for these services by the adviser.

Shares of the Fund are not deposits of, obligations of the adviser of Boston Trust & Investment Management Company or any bank and are not insured by the FDIC, Federal Reserve Board or any agency. Distributed by BISYS Fund Services.

11/04                                                             [RECYCLE LOGO]

                           [LOGO OF THE SHELBY FUNDS]


                                SMC Capital, Inc.
                               Investment Advisor


                               SEMI-ANNUAL REPORT
                                       TO
                                  SHAREHOLDERS
                               September 30, 2004


                     BISYS Fund Services Limited Partnership
                                3435 Stelzer Road
                              Columbus, Ohio 43219

                               Table of Contents

                                The Shelby Fund

                      Statement of Assets and Liabilities

                                    PAGE  2

                            Statement of Operations

                                    PAGE  3

                      Statements of Changes in Net Assets

                                    PAGE  4

                       Schedule of Portfolio Investments

                                    PAGE  5

                           The Shelby Large Cap Fund

                      Statement of Assets and Liabilities

                                    PAGE  7

                            Statement of Operations

                                    PAGE  8

                      Statements of Changes in Net Assets

                                    PAGE  9

                       Schedule of Portfolio Investments

                                    PAGE 10

                         Notes to Financial Statements

                                    PAGE 12

                             Financial Highlights

THE COVENTRY GROUP
THE SHELBY FUND

                      Statement of Assets and Liabilities
                              September 30, 2004
                                  (Unaudited)

ASSETS:
Investments, at value (cost $10,106,932)............................................ $ 12,401,566
Repurchase agreements, at cost......................................................    2,066,687
Cash................................................................................      124,033
Interest and dividends receivable...................................................       13,306
Prepaid expenses and other assets...................................................        4,886
                                                                                     ------------
       Total Assets.................................................................   14,610,478
                                                                                     ------------
LIABILITIES:
Accrued expenses and other payables:
   Investment advisory fees.........................................................       12,313
   Administration fees..............................................................          245
   Distribution fees................................................................          152
   Transfer agent...................................................................        5,233
   Other............................................................................       25,168
                                                                                     ------------
       Total Liabilities............................................................       43,111
                                                                                     ------------
NET ASSETS:                                                                            14,567,367
                                                                                     ============
Capital.............................................................................   23,357,061
Accumulated net investment loss.....................................................     (118,387)
Accumulated net realized losses from investment transactions and option transactions  (10,965,941)
Unrealized appreciation from investments............................................    2,294,634
                                                                                     ------------
       Net Assets................................................................... $ 14,567,367
                                                                                     ============
Class Y Shares
   Net Assets....................................................................... $ 13,822,861
   Shares outstanding...............................................................    1,748,926
   Redemption and offering price per share.......................................... $       7.90
                                                                                     ============
Class A Shares
   Net Assets....................................................................... $    744,506
   Shares outstanding...............................................................       94,563
   Redemption price per share....................................................... $       7.87
                                                                                     ============
Maximum Sales Charge................................................................         4.75%
   Maximum Offering Price Per Share (100%/(100%-Maximum Sales Charge) of net asset
     value adjusted to the nearest cent)............................................ $       8.26
                                                                                     ============

                      See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY FUND

                            Statement of Operations
                  For the Six Months Ended September 30, 2004
                                  (Unaudited)

  INVESTMENT INCOME:
     Interest income............................................. $     4,684
     Dividends...................................................      57,131
                                                                  -----------
         Total Investment Income.................................      61,815
                                                                  -----------
  EXPENSES:
     Investment advisory.........................................      85,675
     Administration..............................................      17,135
     Distribution--Class A.......................................         998
     Accounting..................................................      23,226
     Custodian...................................................       2,521
     Transfer agent..............................................      27,474
     Professional fees...........................................      16,903
     Other.......................................................      10,554
                                                                  -----------
         Total expenses before waiver............................     184,486
         Expenses waived by Administrator........................      (4,284)
                                                                  -----------
         Net Expenses............................................     180,202
                                                                  -----------
  Net Investment Loss............................................    (118,387)
                                                                  -----------
  REALIZED/UNREALIZED GAINS FROM INVESTMENTS:
  Net realized gains from investment transactions................   1,081,346
  Change in unrealized appreciation/depreciation from investments  (2,037,953)
                                                                  -----------
  Net realized/unrealized losses from investments................    (956,607)
                                                                  -----------
  Change in net assets resulting from operations................. $(1,074,994)
                                                                  ===========

                      See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY FUND

                      Statements of Changes in Net Assets

                                                                                Six Months
                                                                                   Ended      Year Ended
                                                                               September 30,  March 31,
                                                                                   2004          2004
                                                                               ------------- -----------
                                                                                (Unaudited)
OPERATIONS:
   Net investment loss........................................................  $  (118,387) $  (266,259)
   Net realized gain/loss from investment transactions and option contracts...    1,081,346      687,553
   Change in unrealized appreciation/depreciation from investments and option
     contracts................................................................   (2,037,953)   5,435,362
                                                                                -----------  -----------
Change in net assets resulting from operations................................   (1,074,994)   5,856,656
                                                                                -----------  -----------
CAPITAL TRANSACTIONS:
CLASS Y SHARES
   Proceeds from shares issued................................................      214,804    1,219,732
   Cost of shares redeemed....................................................   (3,642,692)  (4,802,341)
                                                                                -----------  -----------
Class Y capital transactions..................................................   (3,427,888)  (3,582,609)
                                                                                -----------  -----------
CLASS A SHARES
   Proceeds from shares issued................................................       22,088       35,620
   Cost of shares redeemed....................................................      (73,443)     (36,531)
                                                                                -----------  -----------
Class A capital transactions..................................................      (51,355)        (911)
                                                                                -----------  -----------
Change in net assets from capital transactions................................   (3,479,243)  (3,583,520)
                                                                                -----------  -----------
Change in net assets..........................................................   (4,554,237)   2,273,136
NET ASSETS:
   Beginning of period........................................................   19,121,604   16,848,468
                                                                                -----------  -----------
   End of period..............................................................  $14,567,367  $19,121,604
                                                                                ===========  ===========
SHARE TRANSACTIONS:
CLASS Y SHARES
   Issued.....................................................................       26,374      164,379
   Redeemed...................................................................     (456,974)    (633,269)
                                                                                -----------  -----------
Change in Class Y Shares......................................................     (430,600)    (468,890)
                                                                                ===========  ===========
CLASS A SHARES
   Issued.....................................................................        2,689        4,817
   Redeemed...................................................................       (9,199)      (4,796)
                                                                                -----------  -----------
Change in Class A Shares......................................................       (6,510)          21
                                                                                ===========  ===========
Accumulated Net Investment Loss...............................................  $  (118,387) $         0
                                                                                ===========  ===========

                      See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY FUND

                       Schedule of Portfolio Investments
                              September 30, 2004
                                  (Unaudited)


 Shares
   or
Principal             Security                 Value
 Amount              Description                 $
--------- --------------------------------- -----------
Common Stocks (82.3%):
    8,600 Alcon, Inc.......................     689,720
   30,000 ARM Holdings PLC-ADR.............     137,100
   14,500 BioLase Technology, Inc..........     118,320
    3,000 Cardinal Health, Inc.............     131,310
   30,000 Circuit City Stores, Inc.........     460,200
   10,000 Comcast Corp., Special Class A(b)     279,200
    5,000 Commerce Bancorp, Inc............     276,000
    3,215 Corillian Corp.(b)...............      14,821
   25,000 Corning, Inc.(b).................     277,000
   15,000 Cox Radio, Inc., Class A(b)......     223,800
    4,000 Eyetech Pharmaceuticals, Inc.(b).     135,960
   10,000 Genentech, Inc.(b)...............     524,200
   10,000 Intel Corp.......................     200,600
    9,000 International Game Technology....     323,550
    7,500 JetBlue Airways Corp.(b).........     156,900
   10,000 Juniper Networks, Inc.(b)........     236,000
   10,000 Lamar Advertising Co.(b).........     416,100
    3,750 Legg Mason, Inc..................     199,763
   10,000 Lifeway Foods, Inc.(b)...........     104,800
    6,600 LMI Aerospace, Inc.(b)...........      10,956
    5,000 M & T Bank Corp..................     478,500
    3,200 Martek Biosciences Corp.(b)......     155,648
   10,000 Medtronic, Inc...................     519,000
   10,000 Microsoft Corp...................     276,500
   16,000 NBTY, Inc.(b)....................     344,960
   20,000 PMC-Sierra, Inc.(b)..............     176,200
   20,000 Providian Financial Corp.(b).....     310,800
    1,500 Radio One, Inc., Class D(b)......      21,345
   14,000 S.Y. Bancorp, Inc................     315,980

 Shares
   or
Principal               Security                   Value
 Amount                Description                   $
--------- ------------------------------------- -----------
Common Stocks, continued:
   52,000 Sirius Satellite Radio, Inc.(b)......     166,400
   20,000 Sonus Networks, Inc.(b)..............     112,600
   20,000 TCF Financial Corp...................     605,800
   24,200 Tempur-Pedic International, Inc.(b)..     362,758
    5,000 Texas Capital Bancshares, Inc.(b)....      90,750
   20,000 Texas Instruments, Inc...............     425,600
   20,000 Walgreen Co..........................     716,600
   10,000 Xilinx, Inc..........................     270,000
   30,000 XM Satellite Radio Holdings, Inc.,
           Class A(b)..........................     930,600
   10,000 Zimmer Holdings, Inc.(b).............     790,400
                                                -----------
  Total Common Stocks                            11,986,741
                                                -----------
Preferred Stocks (2.8%):
    7,500 Emmis Communications Corp.,
           Class A.............................     314,250
    2,500 Sinclair Broadcasting Group, Inc.....     100,575
                                                -----------
  Total Preferred Stocks                            414,825
                                                -----------
Repurchase Agreements (14.2%):
2,066,687 Fifth Third Bank, 1.25%, 10/1/04,
           dated 9/30/04, with a maturity value
           of $2,066,759 (Fully Collateralized
           by U.S. Government Securities)......   2,066,687
                                                -----------
  Total Repurchase Agreements                     2,066,687
                                                -----------
  Total Investments
   (Cost $12,173,619)(a)--99.3%                  14,468,253
  Other assets in excess of liabilities--0.7%        99,114
                                                -----------
  NET ASSETS--100.0%                            $14,567,367
                                                ===========

                                   Continued

--------
(a) Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from value by unrealized appreciation of securities as follows:

                    Unrealized appreciation.... $3,264,905
                    Unrealized depreciation....   (970,271)
                                                ----------
                    Net unrealized appreciation $2,294,634
                                                ==========

(b) Represents non-income producing security.

ADR--American Depositary Receipt

THE COVENTRY GROUP
THE SHELBY FUND

                       Schedule of Portfolio Investments
                              September 30, 2004
                                  (Unaudited)


The table below sets forth the diversification of the Shelby Fund investments by Industry.

                 Industry Diversification              Percent*
                 ------------------------              --------
                 Advertising..........................    2.9%
                 Aerospace............................    0.1%
                 Air Transportation...................    1.1%
                 Banks................................   12.1%
                 Biotechnology........................    5.6%
                 Broadcasting/Cable...................   13.9%
                 Casinos & Gambling...................    2.2%
                 Communications Equipment.............    4.3%
                 Electronic Components--Semiconductors    6.9%
                 Financial Services...................    3.5%
                 Food.................................    0.7%

                    Industry Diversification        Percent*
                    ------------------------        --------
                    Healthcare--Distributors.......    0.9%
                    Healthcare Equipment & Supplies    9.8%
                    Home Furnishings...............    2.5%
                    Internet Software & Services...    0.1%
                    Medical Products/Supplies......    4.7%
                    Personal Products..............    2.4%
                    Repurchase Agreements..........   14.2%
                    Retail.........................    8.1%
                    Semiconductors.................    1.4%
                    System Software................    1.9%
                                                      ----
                       Total Investment............   99.3%
                                                      ====

--------
*  Percentages indicated are based on net assets.

                      See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY LARGE CAP FUND

                      Statement of Assets and Liabilities
                              September 30, 2004
                                  (Unaudited)

ASSETS:
Investments, at value (cost $17,125,147)........................................... $18,985,569
Interest and dividends receivable..................................................      16,636
Prepaid expenses and other assets..................................................       4,506
                                                                                    -----------
       Total Assets................................................................  19,006,711
                                                                                    -----------
LIABILITIES:
Payable to custodian...............................................................     116,732
Accrued expenses and other payables:
   Investment advisory fees........................................................      13,552
   Administration fees.............................................................         314
   Distribution fees...............................................................       3,986
   Transfer agent..................................................................       4,276
   Other...........................................................................      32,586
                                                                                    -----------
       Total Liabilities...........................................................     171,446
                                                                                    -----------
NET ASSETS:                                                                          18,835,265
                                                                                    ===========
Capital............................................................................  20,440,552
Accumulated net investment loss....................................................     (46,527)
Accumulated net realized losses from investment transactions.......................  (3,419,182)
Unrealized appreciation from investments...........................................   1,860,422
                                                                                    -----------
       Net Assets.................................................................. $18,835,265
                                                                                    ===========
       Shares outstanding..........................................................   1,875,221
       Redemption price per share.................................................. $     10.04
                                                                                    ===========
Maximum Sales Charge...............................................................        4.75%
   Maximum Offering Price Per Share (100%/(100%-Maximum Sales Charge) of net asset
     value adjusted to the nearest cent)........................................... $     10.54
                                                                                    ===========

                      See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY LARGE CAP FUND

                            Statement of Operations
                  For the Six Months Ended September 30, 2004
                                  (Unaudited)

   INVESTMENT INCOME:
      Interest.................................................... $     475
      Dividends...................................................   146,776
                                                                   ---------
          Total Investment Income.................................   147,251
                                                                   ---------
   EXPENSES:
      Investment advisory.........................................    85,141
      Administration..............................................    20,033
      Distribution................................................    25,042
      Accounting..................................................    19,404
      Custodian...................................................     3,512
      Transfer agent..............................................    11,946
      Professional fees...........................................    23,130
      Other.......................................................    10,579
                                                                   ---------
          Total expenses before waiver............................   198,787
          Expenses waived by Administrator........................    (5,009)
                                                                   ---------
          Net Expenses............................................   193,778
                                                                   ---------
   Net Investment Loss............................................   (46,527)
                                                                   ---------
   REALIZED/UNREALIZED GAINS/LOSSES FROM INVESTMENTS:
   Net realized losses from investment transactions...............  (369,132)
   Change in unrealized appreciation/depreciation from investments  (289,308)
                                                                   ---------
   Net realized/unrealized losses from investments................  (658,440)
                                                                   ---------
   Change in net assets resulting from operations................. $(704,967)
                                                                   =========

                      See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY LARGE CAP FUND

                      Statements of Changes in Net Assets

                                                                     Six Months
                                                                        Ended      Year Ended
                                                                    September 30,  March 31,
                                                                        2004          2004
                                                                    ------------- -----------
                                                                     (Unaudited)
OPERATIONS:
   Net investment loss.............................................  $   (46,527) $   (33,652)
   Net realized losses from investment transactions................     (369,132)  (1,418,017)
   Change in unrealized appreciation/depreciation from investments.     (289,308)   6,886,733
                                                                     -----------  -----------
Change in net assets resulting from operations.....................     (704,967)   5,435,064
                                                                     -----------  -----------
CAPITAL TRANSACTIONS:
   Proceeds from shares issued.....................................      736,813    3,200,671
   Cost of shares redeemed.........................................   (2,151,648)  (7,753,170)
                                                                     -----------  -----------
Change in net assets from capital transactions.....................   (1,414,835)  (4,552,499)
                                                                     -----------  -----------
Change in net assets...............................................   (2,119,802)     882,565
                                                                     -----------  -----------
NET ASSETS:
   Beginning of period.............................................   20,955,067   20,072,502
                                                                     -----------  -----------
   End of period...................................................  $18,835,265  $20,955,067
                                                                     ===========  ===========
SHARE TRANSACTIONS:
   Issued..........................................................       72,118      338,135
   Redeemed........................................................     (211,677)    (774,392)
                                                                     -----------  -----------
Change in shares...................................................     (139,559)    (436,257)
                                                                     ===========  ===========
Accumulated Net Investment Loss....................................  $   (46,527) $         0
                                                                     ===========  ===========

                      See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY LARGE CAP FUND

                       Schedule of Portfolio Investments
                              September 30, 2004
                                  (Unaudited)

 Shares
   or
Principal              Security                 Value
 Amount               Description                 $
--------- ----------------------------------- ----------
Common Stocks (100.8%):
  2,600   3M Co..............................    207,922
  4,000   AFLAC, Inc.........................    156,840
  4,000   Allstate Corp......................    191,960
  2,410   American Express Co................    124,019
  9,150   American International Group, Inc..    622,109
  6,000   Amgen, Inc.(b).....................    340,080
  4,100   Anheuser-Busch Cos., Inc...........    204,795
  8,600   Applied Materials, Inc.(b).........    141,814
  3,850   Automatic Data Processing, Inc.....    159,082
  1,800   AutoZone, Inc.(b)..................    139,050
 12,000   Bank of America Corp...............    519,959
  5,825   Bank of New York Co., Inc..........    169,915
  1,750   Barr Laboratories, Inc.(b).........     72,503
  5,750   Bed Bath & Beyond, Inc.(b).........    213,383
  2,800   Best Buy Co., Inc..................    151,872
    645   Biogen Idec, Inc.(b)...............     39,455
  4,200   Cardinal Health, Inc...............    183,834
  2,400   Chico's FAS, Inc.(b)...............     82,080
 16,435   Cisco Systems, Inc.(b).............    297,473
 16,700   Citigroup, Inc.....................    736,804
  3,689   Coca-Cola Co.......................    147,744
  2,900   Colgate-Palmolive Co...............    131,022
  3,175   Computer Sciences Corp.(b).........    149,543
  6,500   ConAgra Foods, Inc.................    167,115
  1,200   Constellation Brands, Inc.,
           Class A(b)........................     45,672
  2,500   D.R. Horton, Inc...................     82,775
  5,000   Dell, Inc.(b)......................    178,000
  3,300   Donaldson Co., Inc.................     93,687
    900   eBay, Inc.(b)......................     82,746
  6,400   EMC Corp.(b).......................     73,856
  2,300   Emerson Electric Co................    142,347
  2,300   Fannie Mae.........................    145,820
  3,475   Fifth Third Bancorp................    171,040
  5,200   First Data Corp....................    226,200
    800   Forest Laboratories, Inc.(b).......     35,984
  1,800   Fortune Brands, Inc................    133,362
  1,500   General Dynamics Corp..............    153,150
 22,400   General Electric Co................    752,192
  2,100   GlaxoSmithKline PLC--ADR...........     91,833
  5,900   Health Management Associates, Inc.,
           Class A...........................    120,537

 Shares
   or
Principal              Security                  Value
 Amount               Description                  $
--------- ------------------------------------ ----------
Common Stocks, continued:
  2,100   Henry Schein, Inc.(b)...............    130,851
 11,800   Hewlett-Packard Co..................    221,250
 10,425   Home Depot, Inc.....................    408,659
  2,182   Illinois Tool Works, Inc............    203,297
  1,200   Infosys Technologies, Ltd.--
           ADR(b).............................     67,920
 18,150   Intel Corp..........................    364,089
  5,100   International Business Machines
           Corp...............................    437,274
  3,400   International Game Technology.......    122,230
 10,557   Johnson & Johnson...................    594,676
  1,300   Lexmark International, Inc.(b)......    109,213
  1,800   Lincare Holdings, Inc.(b)...........     53,478
  1,200   Lockheed Martin Corp................     66,936
  6,100   Lowe's Cos., Inc....................    331,535
  2,400   Marsh & McLennan Cos., Inc..........    109,824
  9,700   MBNA Corp...........................    244,440
  6,400   McDonald's Corp.....................    179,392
  7,042   Medtronic, Inc......................    365,480
 21,300   Microsoft Corp......................    588,945
  5,900   Motorola, Inc.......................    106,436
  5,100   National City Corp..................    196,962
  6,808   Nokia Corp.-ADR.....................     93,406
  3,300   Northern Trust Corp.................    134,640
 15,400   Oracle Corp.(b).....................    173,712
  5,900   PepsiCo, Inc........................    287,035
 26,900   Pfizer, Inc.........................    823,139
  7,300   Procter & Gamble Co.................    395,076
  5,850   Providian Financial Corp.(b)........     90,909
  4,100   QUALCOMM, Inc.......................    160,064
  7,750   RPM International, Inc..............    136,788
  3,300   Sherwin-Williams Co.................    145,068
  8,725   SouthTrust Corp.....................    363,484
  3,900   Staples, Inc........................    116,298
  4,500   State Street Corp...................    192,195
  2,000   Stryker Corp........................     96,160
 16,150   Sun Microsystems, Inc.(b)...........     65,246
  6,900   SYSCO Corp..........................    206,448
  6,649   Target Corp.........................    300,867
  8,800   Time Warner, Inc.(b)................    142,032
  2,400   United Parcel Service, Inc., Class B    182,208
  2,450   United Technologies Corp............    228,781

                                   Continued

THE COVENTRY GROUP
THE SHELBY LARGE CAP FUND

                       Schedule of Portfolio Investments
                              September 30, 2004
                                  (Unaudited)


 Shares
   or
Principal            Security                 Value
 Amount             Description                 $
--------- -------------------------------- -----------
Common Stocks, continued:
  2,400   Universal Health Services, Inc.,
           Class B........................     104,400
  3,500   Viacom, Inc., Class B...........     117,460
  1,200   W.W. Grainger, Inc..............      69,180
  1,200   Wachovia Corp...................      56,340
 10,700   Wal-Mart Stores, Inc............     569,239
  5,920   Walgreen Co.....................     212,114
  5,900   Washington Mutual, Inc..........     230,572

 Shares
   or
Principal               Security                     Value
 Amount                Description                     $
---------           ------------------------     ------------
Common Stocks, continued:
  6,900          Wells Fargo & Co...............      411,447
  1,250          Zimmer Holdings, Inc.(b).......       98,800
                                                 ------------
  Total Common Stocks                              18,985,569
                                                 ------------
  Total Investments
   (Cost $17,125,147)(a)--100.8%                   18,985,569
  Liabilities in excess of other assets--(0.8)%      (150,304)
                                                 ------------
  NET ASSETS--100.0%                             $ 18,835,265
                                                 ============

--------
(a) Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from value by unrealized appreciation of securities as follows:

                    Unrealized appreciation.... $ 3,358,601
                    Unrealized depreciation....  (1,498,179)
                                                -----------
                    Net unrealized appreciation $ 1,860,422
                                                ===========

(b) Represents non-income producing security.

ADR--American Depositary Receipt
The table below sets forth the diversification of the Shelby Large Cap Fund investments by Industry.

                      Industry Diversification   Percent*
                      ------------------------   --------
                      Aerospace/Defense.........    2.4%
                      Air Freight & Logistics...    1.0%
                      Asset Management..........    1.0%
                      Banks.....................   10.7%
                      Beverages.................    3.4%
                      Biotechnology.............    2.0%
                      Casinos & Gambling........    0.6%
                      Chemicals--Speciality.....    0.7%
                      Communications Equipment..    3.5%
                      Computer Hardware.........    4.8%
                      Computer & Peripherals....    0.6%
                      Data Processing/Management    2.0%
                      Distillers and Vinters....    0.2%
                      Distribution/Wholesale....    0.4%
                      E-Commerce & Services.....    0.4%
                      Electronic Components.....    0.8%
                      Financial Services........    8.3%
                      Food Products & Services..    2.0%
                      Healthcare Services.......    0.3%

                    Industry Diversification        Percent*
                    ------------------------        --------
                    Healthcare--Distributors.......    1.7%
                    Healthcare Equipment & Supplies    3.0%
                    Homebuilding...................    0.4%
                    Household Products.............    2.8%
                    Housewares & Specialities......    0.7%
                    Industrial Conglomerates.......    5.1%
                    Insurance......................    5.7%
                    IT Consulting & Services.......    0.4%
                    Machinery--Industrial..........    1.6%
                    Medical--Hospitals.............    1.2%
                    Multimedia.....................    1.4%
                    Pharmaceuticals................    8.6%
                    Restaurants....................    1.0%
                    Retail.........................   14.2%
                    Semiconductors.................    2.7%
                    Services--Data Processing......    0.8%
                    System Software................    4.0%
                                                     -----
                       Total Investment............  100.8%
                                                     =====

--------
*  Percentages indicated are based on net assets.

                      See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY FUNDS

                       Notes to the Financial Statements
                              September 30, 2004
                                  (Unaudited)

1. Organization:

  The Coventry Group (the "Group") was organized on January 8, 1992 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. As of the date of this report, the Group offered multiple separate series, each with its own investment objective. The accompanying financial statements are for The Shelby Fund and The Shelby
  Large Cap Fund (collectively, the "Funds" and individually, a "Fund"), two series within the Group. The other funds of the Group are not included herein.

  As of September 30, 2004, the Funds are authorized to sell three classes of shares, namely Class Y shares, Class A shares and Class B shares. Class B shares of the Funds and Class Y Shares of The Shelby Large Cap Fund have not been offered for sale as of September 30, 2004. Each Class A and Class Y share of the Fund represents identical interests in the Fund's investment portfolio and have the same rights, except that (i) Class A shares bear the expense of a distribution fee, which will cause Class A shares to have a higher expense ratio and to pay lower dividends than those related to Class Y shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

  Under the Group's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Group. In addition, in the normal course of business, the Group enters into contracts with its vendors and others that provide general indemnification. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against a Fund. However, based on experience, the Funds expect the risk of loss to be remote.

2. Significant Accounting Policies:

  The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     Securities Valuation:

     Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including American Depositary Receipts ("ADR's"), are valued at the closing price on the exchange or system where the security is principally traded or at the Nasdaq Official Closing Price, if applicable. Investments for which market quotation are not readily available are valued at fair value using guildlines adopted by the trustees.

                                   Continued

THE COVENTRY GROUP
THE SHELBY FUNDS

                       Notes to the Financial Statements
                              September 30, 2004
                                  (Unaudited)


  Share Valuation:

     The net asset value per share of each class of shares of the Funds is calculated daily by dividing the total value of the Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding.

  Security Transactions and Related Income:

     Changes in holdings of portfolio securities shall be reflected no later than in the calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio security transactions are reported on trade date. Net realized gains or losses from sales of securities are determined on the specific identification cost method. Interest income and expenses are recognized on the accrual basis. Dividends are recorded on the ex-dividend date. Interest income includes premium amortization and discount accretion for financial reporting.

  Repurchase Agreements:

     The Funds may enter into repurchase agreements with financial institutions such as banks and broker-dealers which the investment advisor, SMC Capital, Inc., deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by a Fund's custodian or another qualified custodian.

  Distributions to Shareholders:

     Distributions from net investment income, if any, are declared and paid semi-annually by the Funds. Distributable net realized gains, if any, are declared and distributed at least annually by the Funds.

     The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for mortgage-backed securities, amortization and/or accretion of securities, foreign currency transactions, expiring capital loss carryforwards and deferrals of certain losses. These "book/tax" differences are considered to be either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassifications. To the extent these differences exceed net investment income and net realized gains for tax purposes, they are reported as distribution of capital.

                                   Continued

THE COVENTRY GROUP
THE SHELBY FUNDS

                       Notes to the Financial Statements
                              September 30, 2004
                                  (Unaudited)


  Federal Income Taxes:

     It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections, including Subchapter M, of the Internal Revenue Code ("the Code"), and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all, or substantially all, federal income taxes.

  Expense Allocation:

     Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses for the Group are prorated to all the Funds on the basis of relative net asset or another appropriate method. Fees paid under a Fund's shareholder servicing or distribution plans are borne by the specific class of shares to which they apply. Income, expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net asset, except that each class separately bears expenses related specifically to that class, such as distribution fees.

3. Purchases and Sales of Securities:

  Purchases and sales of portfolio securities (excluding short-term securities and U.S. government securities) for the period ended September 30, 2004 were as follows:

                                          Purchases    Sales
                                          ---------- ----------
                The Shelby Fund.......... $1,873,645 $6,148,368
                The Shelby Large Cap Fund $1,202,728 $2,268,185

4. Related Party Transactions:

  Investment advisory services are provided to the Funds by SMC Capital, Inc. ("SMC"). Under the terms of the Investment Advisory Agreement, SMC is entitled to receive fees computed based on an annual percentage of 1.00% of the average daily net assets of The Shelby Fund and 0.85% of the average daily net assets of The Shelby Large Cap Fund.

  BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), with whom certain officers and trustees of the Group are affiliated, serves the Funds as administrator. Such officers and trustees are paid no fees directly by the Funds for serving as officers and trustees of the Group, except the Chief Compliance Officer. Under the terms of the Administration Agreement, BISYS Ohio is entitled to receive fees computed based on an annual percentage of 0.20% of the average daily net assets of the Funds. For the period ended September 30, 2004, BISYS Ohio waived fees for The Shelby Fund and The Shelby Large Cap Fund in the amounts of $4,284 and $5,009, respectively.

                                   Continued

THE COVENTRY GROUP
THE SHELBY FUNDS

                       Notes to the Financial Statements
                              September 30, 2004
                                  (Unaudited)


  BISYS Ohio also serves the Funds as transfer agent and fund accountant. Under the terms of the Transfer Agency and Fund Accounting Agreements, BISYS Ohio's fees are computed on the basis of the number of shareholders and average daily net assets, respectively, plus out-of-pocket expenses.

  BISYS Fund Services Limited Partnership ("BISYS") serves as the Funds' distributor and has entered into a Service and Distribution Plan (the "Plan"). This Plan is pursuant to Rule 12b-1 under the 1940 Act under which the Class A and Class B shares of the Funds may directly incur or reimburse BISYS for expenses related to the distribution and promotion of such shares. The annual limitation for payment of such expenses is 0.25% and 1.00% of the average daily net assets of Class A and Class B, respectively. BISYS receives no fees from the Funds for providing distribution services to the Funds. BISYS is entitled to receive commissions on sales of shares of the Funds. For the period ended September 30, 2004, BISYS received $0 from commissions earned on the sale of Class A Shares.

5. Proxy Voting

  A description of the policies and procedures that the Trust uses to determine how to vote proxies related to portfolio securities is available (i) without charge, upon request, by calling 800-774-3529 and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

6. Schedule of Portfolio Investment for period ending December 31 and June 30 will be available starting March 1, 2005, without charge, on the Securities and Exchange Commission's website at http://www.sec.gov.

                                   Continued

THE COVENTRY GROUP
THE SHELBY FUNDS

                       Notes to the Financial Statements
                              September 30, 2004
                                  (Unaudited)


7. Expense Examples:

  As a shareholder of the Shelby Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases. (2) ongoing costs, including management fees; distribution [and/or service] 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Shelby Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2004 through September 30, 2004.

  Actual Expenses:

  The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                       Beginning      Ending      Expense Paid  Expense Ratio
                                     Account Value Account Value During Period* During Period
                                        4/1/04        9/30/04    4/1/04-9/30/04 4/1/04-9/30/04
                                     ------------- ------------- -------------- --------------
Shelby Fund.......... Class A Shares   $1,000.00      $941.40        $11.49          2.36%
                      Class Y Shares    1,000.00       941.60         10.22          2.10%
Shelby Large Cap Fund Class A Shares    1,000.00       965.40          9.56          1.94%

--------
* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

  Hypothetical Example for Comparison Purposes:

  The table below provides information about hypothetical account values and hypothetical expenses based on each Shelby Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                       Beginning      Ending      Expense Paid  Expense Ratio
                                     Account Value Account Value During Period* During Period
                                        4/1/04        9/30/04    4/1/04-9/30/04 4/1/04-9/30/04
                      -------------- ------------- ------------- -------------- --------------
Shelby Fund.......... Class A Shares   $1,000.00     $1,013.24       $11.91          2.36%
                      Class Y Shares    1,000.00      1,014.54        10.61          2.10%
Shelby Large Cap Fund Class A Shares    1,000.00      1,015.34         9.80          1.94%

--------
* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

                                   Continued

THE COVENTRY GROUP
THE SHELBY FUND

                             Financial Highlights

Selected data for a share outstanding
throughout the periods indicated:

                                                                    Class Y Shares
                                        --------------------------------------------------------------------
                                         Six Months       Year       Year       Year       Year       Year
                                            Ended         Ended      Ended      Ended      Ended      Ended
                                        September 30,   March 31,  March 31,  March 31,  March 31,  March 31,
                                            2004          2004       2003       2002       2001       2000
                                        -------------   ---------  ---------  ---------  ---------  ---------
                                         (Unaudited)
Net Asset Value--Beginning of
  Period...............................    $  8.39       $  6.13    $  7.99    $  7.75    $ 20.08    $ 11.53
                                           -------       -------    -------    -------    -------    -------
Operations:
 Net investment loss...................      (0.06)        (0.12)     (0.10)     (0.08)     (0.09)     (0.16)
 Net realized/unrealized gains/(losses)
   from investments and options........      (0.43)         2.38      (1.76)      0.32     (10.08)      9.39
                                           -------       -------    -------    -------    -------    -------
Total from operations..................      (0.49)         2.26      (1.86)      0.24     (10.17)      9.23
                                           -------       -------    -------    -------    -------    -------
Dividends:
 Net realized gains from investment
   transactions........................         --            --         --         --      (2.16)     (0.68)
                                           -------       -------    -------    -------    -------    -------
Total from dividends...................         --            --         --         --      (2.16)     (0.68)
                                           -------       -------    -------    -------    -------    -------
Change in net asset value per share....      (0.49)         2.26      (1.86)      0.24     (12.33)      8.55
                                           -------       -------    -------    -------    -------    -------
Net Asset Value--End of Period.........    $  7.90       $  8.39    $  6.13    $  7.99    $  7.75    $ 20.08
                                           =======       =======    =======    =======    =======    =======
Total Return...........................      (5.84%)(a)    36.87%    (23.28%)     3.10%    (53.42%)    82.50%
Ratios/Supplemental Data:
 Net Assets, end of period (000).......    $13,823       $18,276    $16,229    $23,763    $29,248    $68,417
 Ratio of expenses to average net
   assets..............................       2.10%(b)      2.00%      1.99%      1.78%      1.45%      1.59%
 Ratio of net investment loss to
   average net assets..................      (1.38%)(b)    (1.38%)    (1.36%)    (0.84%)    (0.67%)    (1.18%)
 Ratio of expenses to average net
   assets*.............................       2.15%(b)      2.05%      2.05%      1.83%      1.50%      1.64%
 Portfolio Turnover**..................      11.88%        43.39%     83.54%     70.83%    284.76%    122.25%

--------
(a) Not annualized.
(b) Annualized.
 * During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

                      See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY FUND

                       Financial Highlights (continued)

Selected data for a share outstanding
throughout the periods indicated:

                                                                    Class A Shares
                                        -----------------------------------------------------------------
                                         Six Months      Year      Year       Year      Year        Year
                                            Ended        Ended     Ended      Ended     Ended       Ended
                                        September 30,  March 31, March 31,  March 31, March 31,   March 31,
                                            2004         2004      2003       2002      2001       2000(a)
                                        -------------  --------- ---------  --------- ---------  ---------
                                         (Unaudited)
Net Asset Value--Beginning of
  Period...............................    $ 8.36       $ 6.13    $  8.01    $ 7.78    $ 20.18    $ 12.38
                                           ------       ------    -------    ------    -------    -------
Operations:
 Net investment loss...................     (0.07)       (0.12)     (0.12)    (0.07)     (0.12)     (0.03)
 Net realized/unrealized gains/(losses)
   from investments and options........     (0.42)        2.35      (1.76)     0.30     (10.12)      8.51
                                           ------       ------    -------    ------    -------    -------
Total from operations..................     (0.49)        2.23      (1.88)     0.23     (10.24)      8.48
                                           ------       ------    -------    ------    -------    -------
Dividends:
 Net realized gains from investment
   transactions........................        --           --         --        --      (2.16)     (0.68)
                                           ------       ------    -------    ------    -------    -------
Total from dividends...................        --           --         --        --      (2.16)     (0.68)
                                           ------       ------    -------    ------    -------    -------
Change in net asset value per share....     (0.49)        2.23      (1.88)     0.23     (12.40)      7.80
                                           ------       ------    -------    ------    -------    -------
Net Asset Value--End of Period.........    $ 7.87       $ 8.36    $  6.13    $ 8.01    $  7.78    $ 20.18
                                           ======       ======    =======    ======    =======    =======
Total Return (excludes sales charge)...     (5.86%)(b)   36.38%    (23.47%)    2.96%    (53.50%)    74.29%(b)
Ratios/Supplemental Data:
 Net Assets, end of period (000).......    $  745       $  845    $   619    $  978    $   529    $    54
 Ratio of expenses to average net
   assets..............................      2.36%(c)     2.24%      2.23%     2.03%      1.72%      1.64%(c)
 Ratio of net investment loss to
   average net assets..................     (1.62%)(c)   (1.63%)    (1.60%)   (1.15%)    (0.86%)    (1.42%)(c)
 Ratio of expenses to average net
   assets*.............................      2.41%(c)     2.29%      2.28%     2.08%      1.77%      1.70%(c)
 Portfolio Turnover**..................     11.88%       43.39%     83.54%    70.83%    284.76%    122.25%

--------
(a) For the period from October 28, 1999 (commencement of operations) through March 31, 2000.
(b) Not annualized.
(c) Annualized.
 * During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

                      See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY LARGE CAP FUND

                       Financial Highlights (continued)

Selected data for a share outstanding
throughout the periods indicated:

                                                     Six Months       Year       Year       Period
                                                        Ended         Ended      Ended       Ended
                                                    September 31,   March 31,  March 31,   March 31,
                                                        2004          2004       2003       2002(a)
                                                    -------------   ---------  ---------  ---------
                                                     (Unaudited)
Net Asset Value--Beginning of Period...............    $ 10.40       $  8.19    $ 10.73    $ 10.00
                                                       -------       -------    -------    -------
Operations:
 Net investment gain...............................       0.01         (0.02)     (0.01)     (0.02)
 Net realized/unrealized losses from investments...      (0.37)         2.23      (2.53)      0.75
                                                       -------       -------    -------    -------
Total from operations..............................      (0.36)         2.21      (2.54)      0.73
                                                       -------       -------    -------    -------
Change in net asset value per share................      (0.36)         2.21      (2.54)      0.73
                                                       -------       -------    -------    -------
Net Asset Value--End of Period.....................    $ 10.04       $ 10.40    $  8.19    $ 10.73
                                                       =======       =======    =======    =======
Total Return (excludes sales charge)...............      (3.46%)(b)    26.98%    (23.67%)     7.30%(b)
Ratios/Supplemental Data:
 Net Assets, end of period (000)...................    $18,835       $20,955    $20,073    $24,623
 Ratio of expenses to average net assets...........       1.94%(c)      1.70%      1.65%      1.65%(c)
 Ratio of net investment loss to average net assets      (0.47%)(c)    (0.14%)    (0.17%)    (0.43%)(c)
 Ratio of expenses to average net assets*..........       1.99%(c)      1.82%      1.97%      2.04%(c)
 Portfolio Turnover................................       6.05%        14.76%     16.58%      9.55%

--------
(a) For the period from September 10, 2001 (commencement of operations) through March 31, 2002.
(b) Not annualized.
(c) Annualized.
 * During the period, certain fees were reduced/reimbursed. If such fee reductions/reimbursements had not occurred, the ratios would have been as indicated.

                      See notes to financial statements.

INVESTMENT ADVISOR
SMC Capital, Inc.
4350 Brownsboro Rd.
Suite 310
Louisville, Kentucky 40207

ADMINISTRATOR
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

DISTRIBUTOR
BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, Ohio 43219

LEGAL COUNSEL
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006

INDEPENDENT PUBLIC AUDITORS
Ernst & Young, LLP
1100 Huntington Center
41 South High Street
Columbus, Ohio 43215


This report is for the information of shareholders of The Shelby Funds, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives, and operating policies of the Funds. Read the prospectus carefully before investing or sending money.


11/04

INVESTMENT ADVISOR
Signal Capital Management, Inc.
420 Main Street
Evansville, Indiana 47708

ADMINISTRATOR,
TRANSFER AGENT AND DISTRIBUTOR
BISYS Fund Services, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

CUSTODIAN
Huntington National Bank
7 Easton Oval
Columbus, Ohio 43219

COUNSEL
Dechert LLP
1775 I Street, NW
Washington, DC 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
100 East Broad Street
Columbus, Ohio 43215

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS OF THE SIGNAL FAMILY OF MUTUAL FUNDS. ITS USE IN CONNECTION WITH ANY OFFERING OF THE FUNDS' SHARES IS AUTHORIZED ONLY IN CASE OF CONCURRENT OR PRIOR DELIVERY OF THE FUNDS' CURRENT PROSPECTUS.

[THE SIGNAL FUNDS LOGO]

SEMI-ANNUAL REPORT
SEPTEMBER 30, 2004

[SIGNAL CAPITAL MANAGEMENT LOGO]

      INVESTMENT ADVISOR

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, OLD NATIONAL BANCORP., AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUNDS INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.


SIGNAL FUNDS

LARGE CAP GROWTH FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 2004
                                   (UNAUDITED)

SHARES OR
PRINCIPAL                        SECURITY
AMOUNT ($)                      DESCRIPTION                                       VALUE ($)
-------------------------------------------------------------------------------------------
                  COMMON STOCKS -- 97.8%
                  AEROSPACE/DEFENSE -- 1.1%
 3,900            United Technologies Corp. ................................        364,182
                                                                                  ---------

                  AIR FREIGHT & LOGISTICS -- 0.9%
 6,000            Expeditors International of Washington, Inc. .............        310,200
                                                                                  ---------

                  BANKING -- 2.5%
 9,100            Bank of America Corp. ....................................        394,303
15,000            U.S. Bancorp .............................................        433,500
                                                                                  ---------
                                                                                    827,803
                                                                                  ---------

                  CHEMICALS - SPECIALTY -- 0.7%
 7,200            Ecolab, Inc. .............................................        226,368
                                                                                  ---------

                  COMMUNICATIONS EQUIPMENT -- 3.7%
24,000            Cisco Systems, Inc.* .....................................        434,400
20,000            Qualcomm, Inc. ...........................................        780,800
                                                                                  ---------
                                                                                  1,215,200
                                                                                  ---------

                  COMPUTER HARDWARE -- 1.9%
18,000            Dell Computer Corp.* .....................................        640,800
                                                                                  ---------

                  COMPUTERS - MEMORY DEVICES -- 1.1%
32,000            EMC Corp.* ...............................................        369,280
                                                                                  ---------

                  CONSTRUCTION MATERIALS -- 0.9%
 6,000            Florida Rock Industries, Inc. ............................        293,940
                                                                                  ---------

                  CONSUMER FINANCE -- 1.8%
24,000            MBNA Corp. ...............................................        604,800
                                                                                  ---------

                  CONSUMER PRODUCTS - MISCELLANEOUS -- 1.3%
 5,900            Fortune Brands, Inc. .....................................        437,131
                                                                                  ---------

                  CRUISE LINES -- 1.5%
10,500            Carnival Corp. ...........................................        496,545
                                                                                  ---------

                  DISTILLER & VINTNERS -- 2.4%
21,000            Constellation Brands, Inc.* ..............................        799,260
                                                                                  ---------

                  DIVERSIFIED FINANCIAL SERVICES -- 3.8%
19,700            Citigroup, Inc. ..........................................        869,164
 9,000            State Street Corp. .......................................        384,390
                                                                                  ---------
                                                                                  1,253,554
                                                                                  ---------

                  DIVERSIFIED MANUFACTURING OPERATIONS -- 0.9%
 7,700            Dover Corp. ..............................................        299,299
                                                                                  ---------

                  ELECTRONIC COMPONENTS - SEMICONDUCTORS -- 0.3%
 4,000            Broadcom Corp.* ..........................................        109,160
                                                                                  ---------

                  EXCHANGE TRADED FUNDS -- 1.4%
16,000            Financial Select Sector SPDR .............................        455,360
                                                                                  ---------

                  FINANCE - INVESTMENT BANKERS AND BROKERS -- 5.9%
 6,000            Goldman Sachs Group, Inc. ................................        559,440
16,000            J.P. Morgan Chase & Co. ..................................        635,680
14,250            Legg Mason, Inc. .........................................        759,098
                                                                                  ---------
                                                                                  1,954,218
                                                                                  ---------

                  FOOD DISTRIBUTORS -- 1.1%
12,500            Sysco Corp. ..............................................        374,000
                                                                                  ---------

                  GENERAL MERCHANDISE -- 1.3%
 9,700            Target Corp. .............................................        438,925
                                                                                  ---------

                  GOLD MINING -- 0.7%
 5,000            Newmont Mining Corp. .....................................        227,650
                                                                                  ---------

                  HEALTHCARE - DISTRIBUTION/SERVICES -- 0.9%
 4,500            Express Scripts, Inc., Class A* ..........................        294,030
                                                                                  ---------

                  HEALTHCARE - EQUIPMENT -- 4.5%
13,000            Medtronic, Inc. ..........................................        674,700
17,000            Stryker Corp. ............................................        817,360
                                                                                  ---------
                                                                                  1,492,060
                                                                                  ---------

                  HEALTHCARE - MANAGED CARE -- 2.6%
10,000            Anthem, Inc.* ............................................        872,500
                                                                                  ---------

                  HOTELS & MOTELS -- 2.4%
14,000            Choice Hotels International, Inc. ........................        806,260
                                                                                  ---------

                  HYPER MARKETS & SUPER CENTERS -- 1.4%
 8,500            Wal-Mart Stores, Inc. ....................................        452,200
                                                                                  ---------

                  INDUSTRIAL CONGLOMERATES -- 4.5%
10,400            3M Co. ...................................................        831,688
19,000            General Electric Co. .....................................        638,020
                                                                                  ---------
                                                                                  1,469,708
                                                                                  ---------

                  INDUSTRIAL GASES -- 1.2%
 9,600            Praxair, Inc. ............................................        410,304
                                                                                  ---------

                  INSURANCE - LIFE/HEALTH -- 1.2%
10,000            AFLAC, Inc. ..............................................        392,100
                                                                                  ---------

                  INSURANCE-MULTI-LINE -- 2.8%
13,600            American International Group, Inc. .......................        924,664
                                                                                  ---------

                  INTERNET SERVICE PROVIDERS -- 0.9%
 3,300            Ebay, Inc.* ..............................................        303,402
                                                                                  ---------

                  MACHINERY - INDUSTRIAL -- 5.4%
13,400            Danaher Corp. ............................................        687,152
 7,200            Illinois Tool Works, Inc. ................................        670,824
 6,100            Ingersoll-Rand Co. - ADR .................................        414,617
                                                                                  ---------
                                                                                  1,772,593
                                                                                  ---------

                  MEDICAL PRODUCTS -- 1.4%
10,000            Biomet, Inc. .............................................        468,800
                                                                                  ---------

                  OIL & GAS - INTEGRATED -- 3.5%
10,300            BP Plc - ADR .............................................        592,559
11,300            Exxon Mobil Corp. ........................................        546,129
                                                                                  ---------
                                                                                  1,138,688
                                                                                  ---------

                  OIL & GAS EXPLORATION SERVICES -- 3.1%
14,300            Apache Corp. .............................................        716,573
 5,000            Noble Energy, Inc. .......................................        291,200
                                                                                  ---------
                                                                                  1,007,773
                                                                                  ---------

                  OIL FIELD MACHINERY AND EQUIPMENT -- 2.2%
12,000            Smith International, Inc.* ...............................        728,760
                                                                                  ---------

                  PERSONAL PRODUCTS -- 1.6%
11,900            Avon Products, Inc. ......................................        519,792
                                                                                  ---------

                                    continued

SIGNAL FUNDS

LARGE CAP GROWTH FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 2004
                                   (UNAUDITED)

SHARES OR
PRINCIPAL                        SECURITY
AMOUNT ($)                      DESCRIPTION                                       VALUE ($)
-------------------------------------------------------------------------------------------
                  PHARMACEUTICALS -- 3.6%
 10,200           Barr Laboratories, Inc.* .................................         422,586
  5,500           Caremark Rx, Inc.* .......................................         176,385
  3,500           Johnson & Johnson ........................................         197,155
 13,000           Pfizer, Inc. .............................................         397,800
                                                                                  ----------
                                                                                   1,193,926
                                                                                  ----------

                  PREPACKAGED SOFTWARE -- 0.6%
  4,500           DST Systems, Inc.* .......................................         200,115
                                                                                  ----------

                  RETAIL - APPAREL/SHOE -- 1.2%
 11,100           Chico's Fas, Inc.* .......................................         379,620
                                                                                  ----------

                  RETAIL - COMPUTER/ELECTRONICS -- 1.3%
  8,000           Best Buy Co., Inc. .......................................         433,920
                                                                                  ----------

                  RETAIL - DRUGS -- 1.2%
 10,900           Walgreen Co. .............................................         390,547
                                                                                  ----------

                  RETAIL - HOME IMPROVEMENT -- 3.1%
 18,800           Lowe's Cos., Inc. ........................................       1,021,780
                                                                                  ----------

                  SEMICONDUCTORS -- 1.4%
 12,000           Intel Corp. ..............................................         240,720
  6,000           Linear Technology Corp. ..................................         217,440
                                                                                  ----------
                                                                                     458,160
                                                                                  ----------

                  SOFT DRINKS -- 1.8%
 12,000           PepsiCo, Inc. ............................................         583,800
                                                                                  ----------

                  SYSTEMS SOFTWARE -- 7.5%
 18,000           Adobe Systems, Inc. ......................................         890,460
 12,000           Microsoft Corp. ..........................................         331,800
 22,000           Symantec Corp.* ..........................................       1,207,359
                                                                                  ----------
                                                                                   2,429,619
                                                                                  ----------

                  TELEPHONE - INTEGRATED -- 0.5%
  4,200           Verizon Communications ...................................         165,396
                                                                                  ----------

                  UTILITIES - ELECTRIC -- 0.8%
  3,700           FPL Group, Inc. ..........................................         252,784
                                                                                  ----------

                  TOTAL COMMON STOCKS
                    (cost - $24,645,488) ...................................      32,260,976
                                                                                  ----------
                  U.S. GOVERNMENT AGENCIES -- 1.5%
                  FEDERAL HOME LOAN BANK - DISCOUNT NOTE -- 1.5%
500,000           Federal Home Loan Bank**, 1.65%, 10/1/04 .................         500,000
                                                                                  ----------
                  TOTAL U.S. GOVERNMENT AGENCIES
                    (cost - $500,000) ......................................         500,000
                                                                                  ----------

                  INVESTMENT COMPANIES -- 0.8%
264,558           Huntington Money Market Fund - Trust Class ...............         264,558
                                                                                  ----------

                  TOTAL INVESTMENT COMPANIES
                    (cost - $264,558) ......................................         264,558
                                                                                  ----------

                  TOTAL INVESTMENTS - 100.1%
                    (cost - $25,410,046)*** ................................      33,025,534
                                                                                  ==========

Percentages indicated are based on net assets of $33,002,515.

*     Non-income producing securities.

** Discount note. The rate shown is the effective yield at the time of purchase.

*** Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from market value by unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation ....................................................      $ 7,960,938
Unrealized depreciation ....................................................         (345,450)
                                                                                  -----------
Net unrealized appreciation (depreciation) .................................      $ 7,615,488
                                                                                  ===========

ADR - American Depositary Receipt

                       See notes to financial statements.

SIGNAL FUNDS

INCOME FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 2004
                                   (UNAUDITED)

SHARES OR
PRINCIPAL                                                                          INTEREST       MATURITY
AMOUNT ($)                        SECURITY DESCRIPTION                               RATE           DATE      VALUE ($)
-----------------------------------------------------------------------------------------------------------------------
                  CORPORATE BONDS -- 36.5%
                  AEROSPACE/DEFENSE -- 1.0%
  750,000         General Dynamics Corp. ...................................         4.50%         8/15/10      766,112
                                                                                                              ---------
                  BANKING -- 5.6%
  500,000         Credit Suisse First Boston USA, Inc. .....................         4.63          1/15/08      516,501
1,000,000         Credit Suisse First Boston USA, Inc. .....................         6.13         11/15/11    1,089,486
  105,000         First Union National Bank, BKNT ..........................         5.80          12/1/08      112,856
  300,000         MBNA Bank ................................................         5.38          1/15/08      314,566
  500,000         U.S. Bancorp .............................................         5.10          7/15/07      522,899
  750,000         U.S. Bancorp .............................................         3.95          8/23/07      761,654
  455,000         U.S. Bancorp .............................................         5.70         12/15/08      488,519
  500,000         Wells Fargo Co. ..........................................         3.50           4/4/08      500,896
                                                                                                              ---------
                                                                                                              4,307,377
                                                                                                              ---------

                  BEVERAGES -- 0.2%
  180,000         Coca-Cola Enterprises, Inc. ..............................         5.38          8/15/06      187,811
                                                                                                              ---------

                  BREWERY -- 0.7%
  500,000         Anheuser Busch ...........................................         4.70          4/15/12      511,951
                                                                                                              ---------
                  COMPUTER HARDWARE -- 1.0%
  110,000         Hewlett-Packard Co. ......................................         7.15          6/15/05      113,607
  500,000         Hewlett-Packard Co. ......................................         5.75         12/15/06      527,417
  100,000         International Business Machines Corp. ....................         4.88          10/1/06      103,809
                                                                                                              ---------
                                                                                                                744,833
                                                                                                              ---------

                  DEPARTMENT STORES -- 1.1%
  750,000         Target Corp. .............................................         5.88           3/1/12      816,392
                                                                                                              ---------

                  DIVERSIFIED MANUFACTURING OPERATIONS -- 0.5%
  350,000         Eaton Corp. ..............................................         6.95         11/15/04      351,841
                                                                                                              ---------

                  ELECTRIC & ELECTRONIC EQUIPMENT -- 1.7%
1,300,000         General Electric Co. .....................................         5.00           2/1/13    1,336,973
                                                                                                              ---------

                  FINANCIAL SERVICES -- 12.8%
  125,000         Alliance Capital Management ..............................         5.63          8/15/06      130,777
  500,000         American General Finance Corp. ...........................         4.00          3/15/11      488,585
  100,000         Associates Corp., MTN ....................................         7.55          7/17/06      107,876
  500,000         Associates Corp. .........................................         6.88         11/15/08      557,100
  500,000         Bear Stearns Co., Inc. ...................................         6.63          10/1/04      500,000
  500,000         Boeing Capital Corp. .....................................         5.80          1/15/13      536,476
  750,000         Countrywide Financial ....................................         4.25         12/19/07      763,901
  157,000         Ford Motor Credit Co. ....................................         5.05          4/20/05      158,651
  625,000         Ford Motor Credit Co. ....................................         6.13           1/9/06      647,369
  250,000         General Electric Capital Corp. ...........................         4.25          1/28/05      251,737
  345,000         General Electric Capital Corp., MTN ......................         6.13          2/22/11      380,427
  500,000         General Motors Acceptance Corp. ..........................         6.15           4/5/07      525,436
   75,000         Goldman Sachs Group, Inc. ................................         6.88          1/15/11       84,698
  250,000         Household Finance Corp. ..................................         8.00          7/15/10      295,495
  300,000         International Lease Finance Corp. ........................         5.63           6/1/07      316,928
   20,000         J.P. Morgan & Co., Inc. ..................................         5.75         10/15/08       21,387
  155,000         J.P. Morgan & Co., Inc., MTN .............................         6.00          1/15/09      167,153
  395,000         J.P. Morgan Chase Bank ...................................         6.13          11/1/08      428,221
  500,000         J.P. Morgan Chase Bank ...................................         5.75           1/2/13      532,387
  500,000         Morgan Stanley ...........................................         3.63           4/1/08      501,053

                                    continued

SIGNAL FUNDS

INCOME FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 2004
                                   (UNAUDITED)

SHARES OR
PRINCIPAL                                                                          INTEREST       MATURITY
AMOUNT ($)                        SECURITY DESCRIPTION                               RATE           DATE      VALUE ($)
------------------------------------------------------------------------------------------------------------------------

  400,000         Morgan Stanley ...........................................         4.25          5/15/10       402,063
1,000,000         Prudential Financial, Inc. ...............................         4.50          7/15/13       969,630
  500,000         SLM Corp. ................................................         5.38          1/15/13       520,391
  500,000         Verizon Global Funding Corp. .............................         4.00          1/15/08       507,657
                                                                                                              ----------
                                                                                                               9,795,398
                                                                                                              ----------

                  FOOD PRODUCTS & SERVICES -- 0.6%
  140,000         Campbell Soup Co. ........................................         6.90         10/15/06       150,113
  300,000         Kraft Foods, Inc. ........................................         4.00          10/1/08       301,869
                                                                                                              ----------
                                                                                                                 451,982
                                                                                                              ----------

                  INSURANCE -- 0.7%
  500,000         GE Global Insurance ......................................         6.45           3/1/19       533,182
                                                                                                              ----------

                  INSURANCE / LIFE -- 0.7%
  513,000         Lincoln National Corp. ...................................         6.50          3/15/08       560,131
                                                                                                              ----------

                  INVESTMENT MANAGEMENT AND ADVISORY SERVICES -- 0.6%
  500,000         FMR Corp.* ...............................................         4.75           3/1/13       500,553
                                                                                                              ----------

                  MEDICAL - DRUGS -- 2.4%
  800,000         Bristol-Meyers Squibb Co. ................................         5.75          10/1/11       857,895
1,000,000         Wyeth ....................................................         5.50           2/1/14     1,014,481
                                                                                                              ----------
                                                                                                               1,872,376
                                                                                                              ----------

                  OIL - INTEGRATED COMPANIES -- 0.5%
  350,000         Texaco Capital, Inc. .....................................         6.00          6/15/05       359,462
                                                                                                              ----------

                  PRINTING & PUBLISHING -- 1.1%
  630,000         New York Times Co., MTN ..................................         6.95         11/18/09       715,789
  155,000         Tribune Co., MTN .........................................         5.50          10/6/08       164,344
                                                                                                              ----------
                                                                                                                 880,133
                                                                                                              ----------

                  REAL ESTATE OPERATION/DEVELOPMENT -- 0.4%
  350,000         Eop Operating Limited Partnership ........................         4.75          3/15/14       337,801
                                                                                                              ----------

                  RESTAURANTS -- 0.4%
  280,000         McDonald's Corp. .........................................         6.00          4/15/11       305,293
                                                                                                              ----------

                  RETAIL -- 0.3%
  200,000         Sherwin-Williams Co. .....................................         6.85           2/1/07       215,644
                                                                                                              ----------

                  SEMICONDUCTOR EQUIPMENT -- 0.5%
  400,000         Applied Materials, Inc. ..................................         7.00           9/6/05       416,196
                                                                                                              ----------

                  TELECOMMUNICATIONS -- 1.4%
1,000,000         Verizon New York, Inc. ...................................         6.88           4/1/12     1,112,033
                                                                                                              ----------

                  UTILITIES - ELECTRIC -- 2.3%
   95,000         National Rural Utilities .................................         6.00          5/15/06        99,624
  950,000         National Rural Utilities .................................         3.25          10/1/07       941,159
  200,000         Tennessee Valley Authority, Series A .....................         5.63          1/18/11       216,852
  500,000         Union Electric Co. .......................................         6.75           5/1/08       551,366
                                                                                                               1,809,001
                                                                                                              ----------
                  TOTAL CORPORATE BONDS (cost - $27,539,831) ...............                                  28,172,475
                                                                                                              ----------

                  U.S. GOVERNMENT AGENCIES -- 45.3%
  500,000         Fannie Mae** .............................................         1.81          1/26/05       496,831
1,000,000         Fannie Mae** .............................................         1.99          3/23/05       990,293
  230,000         Fannie Mae ...............................................         6.55          9/12/05       239,333
  350,000         Fannie Mae, MTN ..........................................         6.89          4/25/06       372,846

                                    continued

SIGNAL FUNDS

INCOME FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 2004
                                   (UNAUDITED)

SHARES OR
PRINCIPAL                                                                          INTEREST       MATURITY
AMOUNT ($)                        SECURITY DESCRIPTION                               RATE           DATE      VALUE ($)
------------------------------------------------------------------------------------------------------------------------
  300,000         Fannie Mae ...............................................         5.25          6/15/06      312,806
  400,000         Fannie Mae ...............................................         7.13          3/15/07      438,760
1,000,000         Fannie Mae, Callable 10/27/04 @ 100 ......................         3.63          7/27/07    1,000,954
1,000,000         Fannie Mae ...............................................         4.00           9/2/08    1,014,221
  250,000         Fannie Mae ...............................................         5.25          1/15/09      266,266
  200,000         Fannie Mae ...............................................         4.25          7/28/10      199,690
  150,000         Fannie Mae ...............................................         6.25           2/1/11      165,610
1,000,000         Fannie Mae, Callable 12/9/04 @ 100 .......................         4.55           3/9/11    1,001,616
  100,000         Fannie Mae ...............................................         5.25           8/1/12      103,926
  300,000         Fannie Mae, Callable 04/15/05 @ 100 ......................         5.00          4/15/13      300,271
  869,193         Fannie Mae ...............................................         4.50          6/25/33      869,325
  718,018         Fannie Mae ...............................................         5.00          3/25/34      732,129
  250,000         Federal Farm Credit Bank, MTN ............................         5.96           1/6/05      252,641
  500,000         Federal Farm Credit Bank, MTN ............................         5.87           9/2/08      542,900
  500,000         Federal Farm Credit Bank, Callable 6/15/05 @ 100 .........         4.75          6/15/09      506,857
  420,000         Federal Farm Credit Bank .................................         5.81          1/10/11      458,975
  500,000         Federal Farm Credit Bank .................................         4.60          1/17/12      509,231
  550,000         Federal Home Loan Bank** .................................         1.43          10/8/04      549,814
  200,000         Federal Home Loan Bank, Series 288 .......................         4.13          1/14/05      201,257
  650,000         Federal Home Loan Bank, Series 4G05 ......................         7.13          2/15/05      662,511
1,000,000         Federal Home Loan Bank ...................................         1.27           3/1/05      997,387
  250,000         Federal Home Loan Bank, Series L-06 ......................         5.82          1/11/06      260,343
  250,000         Federal Home Loan Bank ...................................         2.07           6/2/06      247,425
  285,000         Federal Home Loan Bank, Series TV06 ......................         4.88         11/15/06      296,481
  925,000         Federal Home Loan Bank, Series HS07 ......................         6.20         10/10/07    1,003,905
  500,000         Federal Home Loan Bank, Callable 10/17/05 @ 100 ..........         3.25         10/17/07      499,802
  250,000         Federal Home Loan Bank, Callable 12/7/04 @ 100 ...........         3.00          12/7/07      250,328
  500,000         Federal Home Loan Bank ...................................         4.05          8/13/08      501,132
1,065,000         Federal Home Loan Bank, Series 100 .......................         5.80           9/2/08    1,152,450
  325,000         Federal Home Loan Bank, Series 8D08 ......................         5.25         11/14/08      346,074
  875,000         Federal Home Loan Bank ...................................         5.49         12/22/08      941,669
  500,000         Federal Home Loan Bank ...................................         4.75          5/26/09      507,744
  400,000         Federal Home Loan Bank, Callable 11/21/2004 @ 100 ........         4.28         10/30/09      400,601
  550,000         Federal Home Loan Bank ...................................         4.00          4/22/10      549,798
  100,000         Federal Home Loan Bank, Series 1N11 ......................         6.00          5/13/11      110,829
  500,000         Federal Home Loan Bank ...................................         5.00          2/21/12      501,524
1,000,000         Federal Home Loan Bank, Callable 06/20/2005 @ 100 ........         6.00          6/20/12    1,023,233
  200,000         Federal Home Loan Bank, Callable 10/29/04 @ 100 ..........         4.00         10/29/13      200,222
  200,000         Federal Home Loan Bank, Callable 11/05/04 @ 100 ..........         5.60          11/5/13      200,567
  750,000         Federal Home Loan Bank ...................................         5.60         11/20/13      750,000
  500,000         Federal Home Loan Bank ...................................         4.25          1/30/15      500,699
1,000,000         Federal Home Loan Bank, Callable 10/15/2004 @ 100 ........         6.00         10/15/18      999,696
1,000,000         Federal Home Loan Bank, Callable 11/05/04 @ 100 ..........         6.13          11/5/18    1,002,752
1,000,000         Freddie Mac** ............................................         1.73          1/18/05      994,096
1,000,000         Freddie Mac ..............................................         7.00          7/15/05    1,036,739
  245,000         Freddie Mac ..............................................         6.78          8/18/05      254,715
  200,000         Freddie Mac ..............................................         6.80          8/22/05      208,034
  500,000         Freddie Mac ..............................................         3.00          5/26/06      502,010
  500,000         Freddie Mac ..............................................         3.25          3/14/08      496,362
   50,000         Freddie Mac ..............................................         5.75          4/15/08       54,000
  500,000         Freddie Mac ..............................................         3.05         12/26/08      489,719
  750,000         Freddie Mac ..............................................         3.75          4/15/11      756,491

                                    continued

SIGNAL FUNDS

INCOME FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 2004
                                   (UNAUDITED)

SHARES OR
PRINCIPAL                                                                          INTEREST       MATURITY
AMOUNT ($)                        SECURITY DESCRIPTION                               RATE           DATE      VALUE ($)
------------------------------------------------------------------------------------------------------------------------
 1,000,000        Freddie Mac ..............................................         6.25           3/5/12     1,054,922
   750,000        Freddie Mac, Callable 11/5/07 @ 100 ......................         5.25          11/5/12       763,867
 1,500,000        Freddie Mac ..............................................         4.80          7/30/13     1,498,241
   500,000        Freddie Mac ..............................................         5.13           8/6/13       501,235
   462,509        Freddie Mac ..............................................         4.75          3/15/22       466,882
   459,884        Freddie Mac ..............................................         5.50         10/15/31       468,124
                                                                                                              ----------
                  TOTAL U.S. GOVERNMENT AGENCIES (cost - $34,512,967) ......                                  34,979,161
                                                                                                              ----------

                  U.S. TREASURY BILLS -- 0.5%
   350,000        U.S. Treasury Bills** ....................................         1.74          1/27/05       347,926
                                                                                                              ----------
                  TOTAL U.S. TREASURY BILLS (cost - $348,004) ..............                                     347,926
                                                                                                              ----------

                  U.S. TREASURY NOTES -- 16.4%
   550,000        U.S. Treasury Notes ......................................         6.50          5/15/05       564,953
   200,000        U.S. Treasury Notes ......................................         6.50          8/15/05       207,469
   525,000        U.S. Treasury Notes ......................................         5.88         11/15/05       546,000
   700,000        U.S. Treasury Notes ......................................         5.63          2/15/06       731,035
   700,000        U.S. Treasury Notes ......................................         6.88          5/15/06       749,109
 1,150,000        U.S. Treasury Notes ......................................         6.50         10/15/06     1,238,092
   150,000        U.S. Treasury Notes ......................................         6.25          2/15/07       162,105
   325,000        U.S. Treasury Notes ......................................         6.63          5/15/07       356,370
   400,000        U.S. Treasury Notes ......................................         6.13          8/15/07       435,859
 2,000,000        U.S. Treasury Notes ......................................         3.00         11/15/07     2,005,860
   500,000        U.S. Treasury Notes ......................................         3.00          2/15/08       500,293
   775,000        U.S. Treasury Notes ......................................         5.50          2/15/08       837,060
   650,000        U.S. Treasury Notes ......................................         5.63          5/15/08       706,850
   500,000        U.S. Treasury Notes ......................................         3.38         11/15/08       503,535
   340,000        U.S. Treasury Notes ......................................         4.75         11/15/08       360,400
   300,000        U.S. Treasury Notes ......................................         3.13          4/15/09       297,973
   300,000        U.S. Treasury Notes ......................................         3.88          5/15/09       307,289
   700,000        U.S. Treasury Notes ......................................         5.00          8/15/11       752,309
   200,000        U.S. Treasury Notes ......................................         4.88          2/15/12       213,141
 1,000,000        U.S. Treasury Notes ......................................         4.00         11/15/12     1,004,844
   200,000        U.S. Treasury Notes ......................................         4.75          5/15/14       209,938
                                                                                                              ----------
                  TOTAL U.S. TREASURY NOTES (cost - $12,165,461) ...........                                  12,690,484
                                                                                                              ----------

                  INVESTMENT COMPANIES -- 0.4%
   346,816        Huntington Money Market Fund - Trust Class ...............                                     346,816
                                                                                                              ----------
                  TOTAL INVESTMENT COMPANIES (cost - $346,816) .............                                     346,816
                                                                                                              ----------
                  TOTAL INVESTMENTS - 99.1% (cost - $74,913,079)*** ........                                  76,536,862
                                                                                                              ==========

Percentages indicated are based on net assets of $77,195,238.

* 144A security is restricted as to resale to institutional investors. These securities have been deemed liquid under guidelines established by the Board of Trustees.

** Discount Note. The rate shown is the effective yield at the time of purchase.

*** Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from market value by unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation ....................    $ 1,844,293
Unrealized depreciation ....................       (220,510)
                                                -----------
Net unrealized appreciation (depreciation)..    $ 1,623,783
                                                ===========

BKNT - Bank Note
MTN - Medium Term Note

                       See notes to financial statements.

SIGNAL FUNDS

TAX-EXEMPT INCOME FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 2004
                                   (UNAUDITED)

SHARES OR
PRINCIPAL                                                                                    INTEREST       MATURITY
AMOUNT ($)                        SECURITY DESCRIPTION                                         RATE           DATE      VALUE ($)
---------------------------------------------------------------------------------------------------------------------------------
            MUNICIPAL BONDS -- 97.7%
            ALABAMA -- 1.3%
 210,000    Daphne Alabama, GO, Callable 2/1/13 @ 100, Insured by: AMBAC ..................    4.00%          8/1/14      214,811
                                                                                                                        ---------
            GEORGIA -- 0.6%
 100,000    Athens Georgia Student Housing Authority Revenue, Callable 12/1/12 @ 100,
            Insured by: AMBAC .............................................................    4.00          12/1/14      102,534
                                                                                                                        ---------
            ILLINOIS -- 6.3%
 200,000    Du Page County Illinois High School District, Series A, GO, Callable 12/1/07
            @ 100 .........................................................................    5.05          12/1/14      210,338
 500,000    Illinois State, GO, Callable 9/1/06 @ 102, Insured by: FGIC ...................    5.40           9/1/08      539,574
 300,000    Northlake Illinois, Series A, GO, Callable 12/1/08 @ 100, Insured by: AMBAC ...    5.00           6/1/14      324,441
                                                                                                                        ---------
                                                                                                                        1,074,353
                                                                                                                        ---------

            INDIANA -- 68.6%
 200,000    Blackford County Indiana School Building Corp., Callable 7/15/06 @ 101,
            Insured by: AMBAC .............................................................    5.00          7/15/11      213,226
 260,000    Bloomington Indiana Municipal Facilities Corp., Callable 2/1/08 @ 101 .........    4.80           8/1/12      273,322
 400,000    Carmel Indiana Redevelopment Authority, Callable 7/1/06 @ 101, Insured by:
            MBIA ..........................................................................    5.15           7/1/11      427,132
 200,000    Carmel Indiana Redevelopment Authority, Insured by: MBIA ......................    4.25           8/1/11      211,640
 150,000    Clarksville Indiana High School Building Corp., Callable 7/15/08 @ 101,
            Insured by: MBIA ..............................................................    5.00          7/15/14      162,032
 225,000    Cloverdale Indiana Multi-School Building Corp., Callable 1/15/08 @ 102,
            Insured by: MBIA ..............................................................    4.95          1/15/11      241,718
 300,000    Crawfordsville Indiana Elementary School Building Corp., Callable 1/15/07 @
            101, Insured by: FSA ..........................................................    5.13          7/15/13      319,053
 200,000    Crown Point Indiana Multi-School Building Corp., Callable 7/15/09 @ 101,
            Insured by: MBIA ..............................................................    4.80          1/15/14      211,062
 295,000    Delaware County Indiana Edit Corp., Callable 12/1/07 @ 101, Insured by: MBIA ..    5.00          12/1/12      319,680
 400,000    Delaware County Indiana Hospital Authority, Callable 8/1/08 @ 102, Insured
            by: AMBAC .....................................................................    5.00           8/1/16      435,199
 125,000    Eagle Union Middle School Building Corp. Indiana, Callable 7/5/11 @ 100,
            Insured by: AMBAC .............................................................    4.85           7/5/15      132,893
 165,000    Elkhart Indiana Community Schools, GO .........................................    4.95          7/15/06      173,395
 100,000    Fall Creek Indiana Regulatory Waste District, Callable 9/1/10 @ 100, Insured
            by: MBIA ......................................................................    4.70           3/1/13      106,409
 200,000    Fishers Indiana Redev Auth Lease Rev, Callable: 7/15/13 @ 100, Insured by:
            AMBAC .........................................................................    4.50          7/15/20      204,400
 225,000    Fort Wayne Indiana South Side School Building Corp., Callable 7/15/06 @ 102,
            Insured by: FSA ...............................................................    4.75          1/15/12      234,902
 260,000    Greencastle Indiana Multi-School Building Corp., Callable 7/10/12 @ 100,
            Insured by: FGIC ..............................................................    4.10          1/10/13      269,292
 300,000    Greencastle Indiana Waterworks Revenue, Callable 1/1/12 @ 100, Insured by:
            MBIA ..........................................................................    4.25           7/1/13      312,912
 275,000    Indiana Bank Revenue, Insured by: MBIA ........................................    4.00           4/1/09      289,435
 290,000    Indiana Bank Revenue, Series A, Callable 2/1/09 @ 102, Insured by: FSA ........    4.60           2/1/13      306,707
 265,000    Indiana Bank Revenue, Series A, Callable 2/1/08 @ 101 .........................    4.80           2/1/13      279,949
 470,000    Indiana Health Facilities Financing Authority, Callable 8/15/07 @ 102,
            Insured by: RADIAN ............................................................    5.50          2/15/10      515,650
 325,000    Indiana State Educational Facilities Authority, Callable 10/15/08 @ 101 .......    4.95         10/15/12      346,496
 300,000    Indiana State Office Building Community Facilities, Series A, Callable
            7/1/08 @ 101 ..................................................................    4.70           7/1/11      318,498
 300,000    Indiana University Revenue, Series L, Callable 8/1/08 @ 101 ...................    5.00           8/1/12      323,727
 100,000    Indianapolis-Marion County Indiana Public Library, Series A, GO, Callable
            7/1/10 @ 101 ..................................................................    4.10           7/1/14      103,222
 300,000    Johnson County Indiana, GO, Insured by: FSA ...................................    4.10          7/15/07      316,350
  75,000    Marion County Indiana Convention and Recreational Facilities Authority,
            Series A, Callable 6/1/08 @ 101 ...............................................    5.00           6/1/12       81,644
 275,000    Mitchell Indiana Multi-School Building Corp. ..................................    4.65           7/5/13      297,869
 200,000    Monroe County Indiana Community School Corp., Callable 1/1/07 @ 102, Insured
            by: MBIA ......................................................................    5.25           7/1/12      218,168
 150,000    Mt. Vernon of Hancock County Indiana Multi-School Building Corp., Series B,
            Callable 7/15/11 @ 100, Insured by: AMBAC .....................................    4.70          1/15/12      161,333
 200,000    Munster Indiana School Building Corp., Callable 7/5/08 @ 101, Insured by:
            FSA ...........................................................................    4.60           7/5/10      213,712

                                    continued

SIGNAL FUNDS

TAX-EXEMPT INCOME FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 2004
                                   (UNAUDITED)

SHARES OR
PRINCIPAL                                                                                    INTEREST       MATURITY
AMOUNT ($)                        SECURITY DESCRIPTION                                         RATE           DATE      VALUE ($)
----------------------------------------------------------------------------------------------------------------------------------
400,000     North Montgomery Indiana High School Building Corp., Callable 1/15/11 @ 100,
            Insured by: FGIC ..............................................................    5.05          7/15/15       428,788
100,000     Northwest Allen County Indiana Middle School Building Corp., Callable 1/15/09 @
            101, Insured by: MBIA .........................................................    4.75          1/15/12       105,986
200,000     Northwest Allen County Indiana Middle School Building Corp., Callable 1/15/09 @
            101, Insured by: MBIA .........................................................    4.90          1/15/14       210,946
400,000     Perry Township Indiana Multi-School Building Corp., Callable 7/15/06 @ 101,
            Insured by: AMBAC .............................................................    5.00          7/15/13       423,692
240,000     Perry Township Indiana Multi-School Building Corp., Callable 7/15/10 @ 101,
            Insured by: FGIC ..............................................................    4.63          1/15/15       252,314
300,000     Porter County Indiana Jail Building Corp., Callable 7/10/11 @ 100, Insured by:
            FSA ...........................................................................    5.00          7/10/16       321,273
275,000     Princeton Indiana Sewer Works Revenue, Callable 5/1/09 @ 101 ..................    4.50           5/1/13       280,613
 50,000     Purdue University Indiana Certificates Participation, Callable 7/1/08 @ 100 ...    4.50           7/1/09        52,978
250,000     Rochester Indiana Community School Building Corp., Callable 7/15/08 @ 102,
            Insured by: AMBAC .............................................................    5.00          7/15/13       275,410
200,000     South Bend Indiana Community School Building Corp., Callable 1/1/10 @ 101,
            Insured by: FSA ...............................................................    4.60           7/1/13       211,362
225,000     South Bend Indiana Community School Building Corp., Callable 1/1/10 @ 101,
            Insured by: FSA ...............................................................    5.10           7/1/17       239,666
125,000     Terre Haute Indiana San District, GO, Callable 1/1/07 @ 102, Insured by: AMBAC.    4.60           7/1/10       132,166
200,000     Vinton-Tecumseh Indiana School Building Corp., Callable 1/5/08 @ 101, Insured
            by: SAW .......................................................................    5.00           7/5/13       211,994
300,000     Warren Township Indiana School Building Corp., Callable 7/5/08 @ 101, Insured
            by: FSA .......................................................................    5.00           7/5/14       324,006
275,000     Whitley County Indiana Middle School Building Corp., Callable 7/10/08 @ 101,
            Insured by: FSA ...............................................................    4.80          1/10/11       293,620
                                                                                                                        ----------
                                                                                                                        11,785,841
                                                                                                                        ----------

            KENTUCKY -- 1.1%
185,000     Kentucky Rural Wtr Fin Corp., Series C, Callable 02/01/12 @ 101, Insured by:
            MBIA ..........................................................................    3.88           2/1/14       188,613
                                                                                                                        ----------

            MICHIGAN -- 6.1%
250,000     Green Oak Township Michigan - Sewer, GO, Callable 5/1/12 @ 100, Insured by:
            MBIA ..........................................................................    4.00           5/1/17       252,125
300,000     Macomb Township Michigan Building Authority, GO, Callable 4/1/11 @ 100,
            Insured by: AMBAC .............................................................    4.75           4/1/16       316,584
150,000     Michigan Higher Education Facilities Authority Revenue, Callable 12/1/12
            @ 100 .........................................................................    5.00          12/1/20       155,187
320,000     Warren Michigan Downtown Development, GO, Insured by: MBIA ....................    4.00          10/1/14       331,894
                                                                                                                        ----------
                                                                                                                         1,055,790
                                                                                                                        ----------

            MISSOURI -- 1.8%
300,000     Jefferson County Missouri School District, GO, Callable 3/1/14 @ 100, Insured
            by: MBIA ......................................................................    4.35           3/1/16       314,742
                                                                                                                        ----------

            NEVADA -- 1.6%
250,000     University of Nevada Community College, Series A, Callable 7/1/11 @ 100,
            Insured by: FGIC ..............................................................    4.45           7/1/12       266,610
                                                                                                                        ----------

            PENNSYLVANIA -- 0.9%
150,000     Pennsylvania State Higher Educational Facilities Authority College & University
            Revenue, Callable 7/1/11 @ 100, Insured by: ASST GTY ..........................    5.38           7/1/23       157,805
                                                                                                                        ----------

            TEXAS -- 1.8%
300,000     Travis County Texas, Series A, GO, Callable 3/1/08 @ 100 ......................    4.75           3/1/15       310,566
                                                                                                                        ----------

            WASHINGTON -- 3.7%
300,000     Washington State, Series 2003A, GO, Callable 7/1/12 @ 100 .....................    5.00           7/1/14       325,857
300,000     Washington State, Callable 4/1/14 @ 100, Insured by: MBIA .....................    4.25          10/1/15       312,483
                                                                                                                        ----------

            WISCONSIN -- 3.9%
 50,000     Elmbrook Wisconsin School District, GO, Callable 4/1/12 @ 100 .................    4.13           4/1/15        50,988

                                    continued

SIGNAL FUNDS

TAX-EXEMPT INCOME FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 2004
                                   (UNAUDITED)

SHARES OR
PRINCIPAL                                                                                    INTEREST       MATURITY
AMOUNT ($)                        SECURITY DESCRIPTION                                         RATE           DATE      VALUE ($)
----------------------------------------------------------------------------------------------------------------------------------
300,000     Janesville Wisconsin School District, GO, Callable 3/1/08 @ 100, Insured by:
            FGIC ..........................................................................    4.00           3/1/12       307,191
200,000     Wisconsin State Clean Water Revenue, Series 1, Callable 6/1/08 @ 100 ..........    4.85           6/1/18       207,094
100,000     Wisconsin State Health & Educational Facilities Authority Revenue, Callable
            2/15/09 @ 101 .................................................................    5.38          2/15/22       100,376
                                                                                                                           665,649
                                                                                                                        ----------
            TOTAL MUNICIPAL BONDS (cost - $15,856,196) ....................................                             16,775,654
                                                                                                                        ----------

            INVESTMENT COMPANIES -- 1.7%
297,101     Huntington Money Market Fund - Trust Class ....................................                                297,101
                                                                                                                        ----------
            TOTAL INVESTMENT COMPANIES (cost - $297,101) ..................................                                297,101
                                                                                                                        ----------
            TOTAL INVESTMENTS - 99.4% (cost - $16,153,297)* ...............................                             17,072,755
                                                                                                                        ----------

Percentages indicated are based on net assets of $17,184,358.

* Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from market value by unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation ..........................     $ 928,132
Unrealized depreciation ..........................        (8,674)
                                                       ---------
Net unrealized appreciation (depreciation) .......     $ 919,458
                                                       =========

AMBAC - AMBAC Indemnity Corp.

ASST GTY - Asset Guaranty

FGIC - Financial Guaranty Insurance Co.

FSA - Financial Security Assurance, Inc.

GO - General Obligation

MBIA - Municipal Bond Insurance Assoc.

RADIAN - RADIAN Guaranty, Inc.

SAW - State Aid Withholding

                       See notes to financial statements.

SIGNAL FUNDS

MONEY MARKET FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 2004
                                   (UNAUDITED)

SHARES OR
PRINCIPAL                                                                          INTEREST       MATURITY
AMOUNT ($)                        SECURITY DESCRIPTION                               RATE           DATE      VALUE ($)
------------------------------------------------------------------------------------------------------------------------
                  COMMERCIAL PAPER -- 52.6%
                  BANK HOLDING COMPANIES -- 5.2%
3,000,000         Greenwich Capital*........................................        1.72%          1/14/05     3,000,000
1,000,000         Northern Trust Corp.**....................................        1.70          10/14/04       999,386
                                                                                                              ----------
                                                                                                               3,999,386
                                                                                                              ----------

                  FINANCE SERVICES -- 22.8%
2,000,000         Barton Capital**(a).......................................        1.56           10/7/04     1,999,480
1,000,000         Delaware Funding**(a).....................................        1.78           11/4/04       998,319
1,500,000         Edison Asset Securities**(a)..............................        1.60           10/4/04     1,499,800
2,000,000         Fairway Finance**(a)......................................        1.79          11/12/04     1,995,823
2,000,000         Fountain Square**(a)......................................        1.55          10/19/04     1,998,450
2,000,000         Kitty Hawk Funding**(a)...................................        1.57          10/20/04     1,998,121
3,000,000         Old Line Funding**(a).....................................        1.57           10/6/04     2,999,347
1,000,000         Steamboat Funding**(a)....................................        1.77           10/7/04       999,705
2,000,000         Three Pillars Funding**...................................        1.78          10/21/04     1,998,022
1,000,000         Windmill Funding**........................................        1.54          10/13/04       999,487
                                                                                                              ----------
                                                                                                              17,486,554
                                                                                                              ----------

                  FOREIGN BANK & BRANCHES & AGENCIES -- 7.6%
  800,000         CBA Finance**.............................................        1.58          10/15/04       799,508
3,000,000         HBOS Treasury Service**...................................        1.53          10/13/04     2,998,470
2,000,000         KFW International Finance**...............................        1.85          12/29/04     1,990,853
                                                                                                              ----------
                                                                                                               5,788,831
                                                                                                              ----------

                  PERSONAL CREDIT INSTITUTIONS -- 9.8%
1,500,000         America Honda Finance**...................................        1.76           11/3/04     1,497,580
3,000,000         General Electric Capital Corp.**..........................        1.70          10/20/04     2,997,308
3,000,000         Toyota Motor**............................................        1.63          11/10/04     2,994,567
                                                                                                              ----------
                                                                                                               7,489,455
                                                                                                              ----------

                  PHARMACEUTICAL PREPARATIONS -- 2.6%
2,000,000         Pfizer, Inc.**(a).........................................        1.61          11/12/04     1,996,243
                                                                                                              ----------

                  SECURITY BROKERS & DEALERS -- 4.6%
2,000,000         Goldman Sachs.............................................        1.60           11/9/04     1,996,533
1,500,000         Morgan Stanley Dean Whitter...............................        1.73          10/15/04     1,498,991
                                                                                                               3,495,524
                                                                                                              ----------
                  TOTAL COMMERCIAL PAPER (cost - $40,255,993)...............                                  40,255,993
                                                                                                              ----------

                  U.S. GOVERNMENT AGENCIES -- 15.6%
1,000,000         Fannie Mae**..............................................        1.23          10/27/04       999,112
1,000,000         Fannie Mae**(a)...........................................        1.38           11/3/04       998,735
1,000,000         Fannie Mae**..............................................        1.81          11/22/04       997,386
1,000,000         Fannie Mae**..............................................        1.28          12/10/04       997,511
1,000,000         Fannie Mae................................................        1.40           2/15/05       997,815
1,000,000         Federal Home Loan Bank....................................        1.60          12/30/04     1,000,000
1,000,000         Federal Home Loan Bank....................................        2.20           6/30/05     1,000,000
1,000,000         Federal Home Loan Bank....................................        2.25          10/20/05     1,000,000
2,000,000         Freddie Mac**.............................................        1.80           12/7/04     1,993,299
1,000,000         Freddie Mac**.............................................        1.86          12/21/04       995,815
1,000,000         Freddie Mac...............................................        1.38           2/25/05     1,000,000
                                                                                                              ----------
                  TOTAL U.S. GOVERNMENT AGENCIES (cost - $11,979,673).......                                  11,979,673
                                                                                                              ----------

                  REPURCHASE AGREEMENTS -- 18.3%
4,000,000         Bank of America Corp. (Dated 09/30/04, proceeds at
                  maturity $4,000,183, fully collateralized by various
                  U.S. Treasury Notes)......................................        1.65           10/1/04     4,000,000

                                    continued

SIGNAL FUNDS

MONEY MARKET FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 2004
                                   (UNAUDITED)

SHARES OR
PRINCIPAL                                                                          INTEREST       MATURITY
AMOUNT ($)                        SECURITY DESCRIPTION                               RATE           DATE      VALUE ($)
------------------------------------------------------------------------------------------------------------------------
5,000,000         Goldman Sachs Group, Inc. (Dated 09/30/04, proceeds at
                  maturity $5,000,236, fully collateralized by various U.S.
                  Treasury Notes) ...............................................    1.70          10/1/04     5,000,000
5,000,000         Wachovia (Dated 09/30/04, proceeds at maturity $5,000,240,
                  fully collateralized by various U.S. Treasury Notes) ..........    1.73          10/1/04     5,000,000
                                                                                                              ----------
                  TOTAL REPURCHASE AGREEMENTS (cost - $14,000,000)                                            14,000,000
                                                                                                              ----------

                  CERTIFICATES OF DEPOSIT -- 10.4%
                  FOREIGN BANK & BRANCHES & AGENCIES -- 7.1%
1,500,000         CIBC ...........................................................   1.65         11/17/04     1,500,000
2,000,000         Royal Bank of Scotland .........................................   1.82         11/23/04     2,000,000
2,000,000         Toronto-Dominion Bank ..........................................   1.66         10/12/04     2,000,000
                                                                                                              ----------
                                                                                                               5,500,000
                                                                                                              ----------

                  NATIONAL BANKS, COMMERCIAL -- 3.3%
2,500,000         Wells Fargo Bank ...............................................   1.72          10/7/04     2,500,000
                                                                                                              ----------
                  TOTAL CERTIFICATES OF DEPOSIT (cost - $8,000,000)                                            8,000,000
                                                                                                              ----------

                  INVESTMENT COMPANIES -- 3.2%
  956,906         BlackRock Provident Institutional TempFund .....................                               956,906
  324,583         Goldman Sachs Financial Square Prime Obligations Fund ..........                               324,583
1,158,360         Merrill Lynch Premier Institutional Fund .......................                             1,158,360
                                                                                                              ----------
                  TOTAL INVESTMENT COMPANIES (cost - $2,439,849) .................                             2,439,849
                                                                                                              ----------
                  TOTAL INVESTMENTS - 100.1% (cost - $76,675,515)*** .............                            76,675,515
                                                                                                              ==========

Percentages indicated are based on net assets of $76,585,292.

* Variable rate securities having liquidity agreements. The interest rate, which will change periodically, is based upon an index of market rates. The rate reflect on the Schedule of Portfolio Investments is the rate in effect at September 30, 2004.

** Discount Note. The rate shown is the effective yield at the time of purchase.

***   Cost for federal income tax purposes is the same.

(a) 4-2 security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                       See notes to financial statements.

SIGNAL FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2004
                                   (UNAUDITED)

                                                                       LARGE CAP                       TAX-EXEMPT
                                                                        GROWTH           INCOME          INCOME         MONEY MARKET
                                                                         FUND             FUND            FUND              FUND
                                                                      ------------    ------------    ------------      ------------
ASSETS:
Investments, at value (Cost $25,410,046; $74,913,079;
  $16,153,297; and $76,675,515, respectively) ....................    $ 33,025,534    $ 76,536,862    $ 17,072,755      $ 62,675,515
Repurchase agreements, at cost ...................................              --              --              --        14,000,000
                                                                      ------------    ------------    ------------      ------------
Total Investments ................................................      33,025,534      76,536,862      17,072,755        76,675,515
Interest and dividends receivable ................................          25,279         947,017         182,894            30,280
Receivable for capital shares issued .............................              --              --              --                --
Prepaid expenses and other assets ................................           3,581           4,907           1,208             1,799
                                                                      ------------    ------------    ------------      ------------
TOTAL ASSETS .....................................................      33,054,394      77,488,786      17,256,857        76,707,594
                                                                      ------------    ------------    ------------      ------------

LIABILITIES:
Distributions payable ............................................              --         228,449          48,330            66,821
Payable for capital shares redeemed ..............................           7,100          10,773           5,914                --
Accrued expenses and other payables:
  Investment advisory fees .......................................          14,660          15,322              --             3,129
  Administration fees ............................................             719           1,691             379             2,123
  Distribution fees ..............................................             205              85              60                --
  Other liabilities ..............................................          29,195          37,228          17,816            50,229
                                                                      ------------    ------------    ------------      ------------
TOTAL LIABILITIES ................................................          51,879         293,548          72,499           122,302
                                                                      ------------    ------------    ------------      ------------

COMPOSITION OF NET ASSETS:
Capital ..........................................................      22,842,328      75,641,675      16,119,588        76,585,139
Accumulated net investment income (loss) .........................         (19,558)         (2,288)             (1)              153
Accumulated net realized gains (losses) on investment transactions       2,564,257         (67,932)        145,313                --
Net unrealized appreciation on investment transactions ...........       7,615,488       1,623,783         919,458                --
                                                                      ------------    ------------    ------------      ------------
NET ASSETS .......................................................    $ 33,002,515    $ 77,195,238    $ 17,184,358      $ 76,585,292
                                                                      ============    ============    ============      ============

CLASS A SHARES:
Net assets .......................................................    $    464,463    $    247,594    $    135,692
                                                                      ============    ============    ============
Shares outstanding ...............................................          40,653          24,784          13,361
                                                                      ============    ============    ============
Redemption price per share .......................................    $      11.43    $       9.99    $      10.16
                                                                      ============    ============    ============
Maximum sales load ...............................................            4.75%           3.25%           3.25%
                                                                      ============    ============    ============
Maximum offering price per share (100%/(100%-maximum sales charge)
of net asset value adjusted to the nearest cent) .................    $      12.00    $      10.33    $      10.50
                                                                      ============    ============    ============

CLASS B SHARES:
Net assets .......................................................    $    133,717    $     37,958    $     37,943
                                                                      ============    ============    ============
Shares outstanding ...............................................          11,873           3,800           3,736
                                                                      ============    ============    ============
Net Asset Value and Offering Price price per share* ..............    $      11.26    $       9.99    $      10.16
                                                                      ============    ============    ============

CLASS I SHARES:
Net assets .......................................................    $ 32,404,335    $ 76,909,686    $ 17,010,723      $ 76,585,292
                                                                      ============    ============    ============      ============
Shares outstanding ...............................................       2,821,757       7,697,988       1,674,906        76,589,713
                                                                      ============    ============    ============      ============
Net Asset Value and Offering Price per share* ....................    $      11.48    $       9.99    $      10.16      $       1.00
                                                                      ============    ============    ============      ============

* Redemption price per share varies by length of time share are held.

                       See notes to financial statements.

SIGNAL FUNDS

                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED SEPTEMBER 30, 2004
                                   (UNAUDITED)

                                                                       LARGE CAP                       TAX-EXEMPT
                                                                        GROWTH           INCOME          INCOME       MONEY MARKET
                                                                         FUND             FUND            FUND            FUND
                                                                      ------------    ------------    ------------    ------------

INVESTMENT INCOME:

Interest .........................................................    $      1,028    $  1,499,307    $    386,476    $    445,022
Dividend .........................................................         177,237           1,929           2,213          20,897
                                                                      ------------    ------------    ------------    ------------
  Total Investment Income ........................................         178,265       1,501,236         388,689         465,919
                                                                      ------------    ------------    ------------    ------------

EXPENSES:

Investment advisory fees .........................................         119,209         164,763          44,123          36,725
Administration fees ..............................................          31,790          65,906          17,649          91,815
Distribution fees (Class A) ......................................             589             323             170              --
Distribution fees (Class B) ......................................             661             189             187              --
Chief Compliance Officer fees ....................................           1,009           2,086             549           2,215
Fund accounting fees .............................................          28,708          35,886          31,215          21,116
Professional fees ................................................           9,778          12,934           8,067          14,135
Custodian fees ...................................................           3,517           6,283           2,150          11,007
Transfer agent fees ..............................................          25,934          23,871          16,791          20,000
Other expenses ...................................................           8,396          14,956           4,928          21,548
                                                                      ------------    ------------    ------------    ------------
  Total expenses before fee reductions ...........................         229,591         327,197         125,829         218,561
Expenses reduced by Investment Advisor ...........................         (31,790)        (82,380)        (44,123)        (18,364)
                                                                      ------------    ------------    ------------    ------------
Net Expenses .....................................................         197,801         244,817          81,706         200,197
                                                                      ------------    ------------    ------------    ------------
Net Investment Income (loss) .....................................         (19,536)      1,256,419         306,983         265,722
                                                                      ------------    ------------    ------------    ------------

REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:

  Net realized gains on investment transactions ..................       1,559,497           3,343          86,009              --
  Change in unrealized appreciation/depreciation on investment
  transactions ...................................................      (1,113,525)     (1,092,879)       (230,313)             --
                                                                      ------------    ------------    ------------    ------------
  Net realized/unrealized gains (losses) on investments ..........         445,972      (1,089,536)       (144,304)             --
                                                                      ------------    ------------    ------------    ------------
Change in net assets resulting from operations ...................    $    426,436    $    166,883    $    162,679    $    265,722
                                                                      ============    ============    ============    ============

                       See notes to financial statements.

SIGNAL FUNDS

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                          LARGE CAP GROWTH FUND              INCOME FUND
                                                                       PERIOD ENDED    YEAR ENDED    PERIOD ENDED    YEAR ENDED
                                                                       SEPTEMBER 30,    MARCH 31,    SEPTEMBER 30,    MARCH 31,
                                                                           2004           2004           2004           2004
                                                                       ------------   ------------   ------------   ------------
                                                                       (UNAUDITED)                   (UNAUDITED)
OPERATIONS:
  Net investment income (loss) ...................................... ($     19,536)  $     28,505   $  1,256,419   $  2,269,592
  Net realized gains (losses) on investment transactions ............     1,559,497      1,880,763          3,343        (71,273)
  Change in unrealized appreciation/depreciation on
      investment transactions .......................................    (1,113,525)     6,825,306     (1,092,879)      (112,624)
                                                                       ------------   ------------   ------------   ------------
Change in net assets from operations ................................       426,436      8,734,574        166,883      2,085,695
                                                                       ------------   ------------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  CLASS A:
    From net investment income ......................................            --            (50)        (4,618)        (8,230)
    From net realized gain on investment ............................            --        (12,008)            --             (9)
  CLASS B:
    From net investment income ......................................            --             --           (532)          (976)
    From net realized gain on investment ............................            --         (3,787)            --             (1)
  CLASS I:
    From net investment income ......................................           (22)       (31,930)    (1,253,557)    (2,261,582)
    From net realized gain on investment ............................            --     (1,053,217)            --         (2,246)
                                                                       ------------   ------------   ------------   ------------
Change in net assets from shareholder distributions .................           (22)    (1,100,992)    (1,258,707)    (2,273,044)
                                                                       ------------   ------------   ------------   ------------
CAPITAL TRANSACTIONS:
Change in net assets from capital share transactions ................    (1,622,802)    (5,029,062)    16,504,151      1,990,928
                                                                       ------------   ------------   ------------   ------------
Change in net assets ................................................    (1,196,388)     2,604,520     15,412,327      1,803,579
                                                                       ------------   ------------   ------------   ------------
NET ASSETS:
    Beginning of period .............................................    34,198,903     31,594,383     61,782,911     59,979,332
                                                                       ------------   ------------   ------------   ------------
    End of period ...................................................  $ 33,002,515   $ 34,198,903   $ 77,195,238   $ 61,782,911
                                                                       ============   ============   ============   ============
CLASS A SHARES
    Proceeds from shares issued .....................................  $     21,743   $    178,766   $        198   $     56,443
    Dividends reinvested ............................................            --         12,077          4,465          8,033
    Cost of shares redeemed .........................................       (29,107)       (26,285)       (15,133)       (18,674)
                                                                       ------------   ------------   ------------   ------------
    Change in net assets from Class A capital transactions .......... ($      7,364)  $    164,558  ($     10,470)  $     45,802
                                                                       ============   ============   ============   ============
CLASS B SHARES
    Proceeds from shares issued ....................................   $         --   $      3,732   $         --   $         --
    Dividends reinvested ............................................            --          3,787            255            455
    Cost of shares redeemed .........................................          (503)       (11,036)            --             --
                                                                       ------------   ------------   ------------   ------------
    Change in net assets from Class B capital transactions .......... ($        503) ($      3,517)  $        255   $        455
                                                                       ============   ============   ============   ============
CLASS I SHARES
    Proceeds from shares issued .....................................  $  5,117,984   $ 12,166,724   $ 25,506,695   $ 24,763,959
    Dividends reinvested ............................................            --        801,136        362,473        830,569
    Cost of shares redeemed .........................................    (6,732,919)   (18,157,963)    (9,354,802)   (23,649,857)
                                                                       ------------   ------------   ------------   ------------
    Change in net assets from Class I capital transactions .......... ($  1,614,935) ($  5,190,103)  $ 16,514,366   $  1,944,671
                                                                       ============   ============   ============   ============
SHARE TRANSACTIONS:
CLASS A SHARES
    Issued ..........................................................         1,927         17,924             20          5,551
    Reinvested ......................................................            --          1,129            449            793
    Redeemed ........................................................        (2,558)        (2,541)        (1,514)        (1,833)
                                                                       ------------   ------------   ------------   ------------
    Net change ......................................................          (631)        16,512         (1,045)         4,511
                                                                       ============   ============   ============   ============
CLASS B SHARES
    Issued ..........................................................            --            389             --             --
    Reinvested ......................................................            --            357             26             45
    Redeemed ........................................................           (46)        (1,056)            --             --
                                                                       ------------   ------------   ------------   ------------
    Net change ......................................................           (46)          (310)            26             45
                                                                       ============   ============   ============   ============
CLASS I SHARES
    Issued ..........................................................       452,741      1,165,321      2,567,220      2,440,827
    Reinvested ......................................................            --         74,622         36,401         82,059
    Redeemed ........................................................      (595,447)    (1,724,485)      (940,752)    (2,336,870)
                                                                       ------------   ------------   ------------   ------------
    Net change ......................................................      (142,706)      (484,542)     1,662,869        186,016
                                                                       ============   ============   ============   ============
ACCUMULATED NET INVESTMENT INCOME (LOSS) ............................       (19,558)            --         (2,288)            --
                                                                       ============   ============   ============   ============

                       See notes to financial statements.

SIGNAL FUNDS

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                        TAX-EXEMPT INCOME FUND            MONEY MARKET FUND
                                                                      PERIOD ENDED    YEAR ENDED    PERIOD ENDED    YEAR ENDED
                                                                      SEPTEMBER 30,    MARCH 31,    SEPTEMBER 30,    MARCH 31,
                                                                          2004           2004           2004           2004
                                                                      ------------   ------------   ------------   -------------
                                                                      (UNAUDITED)                   (UNAUDITED)
OPERATIONS:
  Net investment income ............................................  $    306,983   $    687,376   $    265,722   $     486,269
  Net realized gains on investment transactions ....................        86,009        115,538             --             154
  Change in unrealized appreciation/depreciation on
      investment transactions ......................................      (230,313)        44,641             --              --
                                                                      ------------   ------------   ------------   -------------
Change in net assets from operations ...............................       162,679        847,555        265,722         486,423
                                                                      ------------   ------------   ------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  CLASS A:
    From net investment income .....................................        (2,201)        (3,214)            --              (2)
    From net realized gain on investment ...........................            --           (391)            --              --
  CLASS B:
    From net investment income .....................................          (464)          (940)            --              (1)
    From net realized gain on investment ...........................            --           (145)            --              --
  CLASS I:
    From net investment income .....................................      (304,319)      (683,888)      (270,711)       (485,853)
    From net realized gain on investment ...........................            --        (75,486)            --              --
                                                                      ------------   ------------   ------------   -------------
Change in net assets from shareholder distributions ................      (306,984)      (764,064)      (270,711)       (485,856)
                                                                      ------------   ------------   ------------   -------------
CAPITAL TRANSACTIONS:
Change in net assets from capital share transactions ...............    (1,506,019)      (495,806)     5,761,056     (39,500,589)
                                                                      ------------   ------------   ------------   -------------
Change in net assets ...............................................    (1,650,324)      (412,315)     5,756,067     (39,500,022)
                                                                      ------------   ------------   ------------   -------------
NET ASSETS:
  Beginning of period ..............................................    18,834,682     19,246,997     70,829,225     110,329,247
                                                                      ------------   ------------   ------------   -------------
  End of period ....................................................  $ 17,184,358   $ 18,834,682   $ 76,585,292   $  70,829,225
                                                                      ============   ============   ============   =============
CLASS A SHARES
  Proceeds from shares issued ......................................  $      4,838   $     92,241                  $          --
  Dividends reinvested .............................................         1,906          3,405                              2
  Cost of shares redeemed ..........................................        (6,897)       (15,122)                        (1,007)
                                                                      ------------   ------------   ------------   -------------
  Change in net assets from Class A capital transactions ........... ($        153)  $     80,524                 ($       1,005)
                                                                      ============   ============   ============   =============
CLASS B SHARES
  Proceeds from shares issued ......................................  $         --   $         --                  $          --
  Dividends reinvested .............................................           468          1,094                              1
  Cost of shares redeemed ..........................................            --             --                         (1,002)
                                                                      ------------   ------------   ------------   -------------
  Change in net assets from Class B capital transactions ...........  $        468   $      1,094                 ($       1,001)
                                                                      ============   ============   ============   =============
CLASS I SHARES
  Proceeds from shares issued ......................................  $  2,786,551   $  6,125,245   $ 78,839,819   $ 119,574,218
  Dividends reinvested .............................................         3,791         83,431              3          11,321
  Cost of shares redeemed ..........................................    (4,296,676)    (6,786,100)   (73,078,766)   (159,084,123)
                                                                      ------------   ------------   ------------   -------------
  Change in net assets from Class I capital transactions ........... ($  1,506,334) ($    577,424)  $  5,761,056  ($  39,498,584)
                                                                      ============   ============   ============   =============
SHARE TRANSACTIONS:
CLASS A SHARES
  Issued ...........................................................           478          8,948                             --
  Reinvested .......................................................           190            334                              2
  Redeemed .........................................................          (678)        (1,489)                        (1,007)
                                                                      ------------   ------------                  -------------
  Net change .......................................................           (10)         7,793                         (1,005)
                                                                      ============   ============                  =============
CLASS B SHARES
  Issued ...........................................................            --             --                             --
  Reinvested .......................................................            47            107                              1
  Redeemed .........................................................            --             --                         (1,002)
                                                                      ------------   ------------                  -------------
  Net change .......................................................            47            107                         (1,001)
                                                                      ============   ============                  =============
CLASS I SHARES
  Issued ...........................................................       278,460        599,239     78,839,819     119,574,218
  Reinvested .......................................................           376          8,216              3          11,321
  Redeemed .........................................................      (428,976)      (663,352)   (73,078,766)   (159,084,123)
                                                                      ------------   ------------   ------------   -------------
  Net change .......................................................      (150,140)       (55,897)     5,761,056     (39,498,584)
                                                                      ============   ============   ============   =============
ACCUMULATED NET INVESTMENT INCOME (LOSS) ...........................            (1)            --            153           5,142
                                                                      ============   ============   ============   =============

                       See notes to financial statements.

SIGNAL FUNDS

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                       Change in Net Assets Resulting
                                                           from Operations:
                                          ----------------------------------------------------
                                                                        Net          Change
                                                                    Realized and     in Net
                                          Net Asset      Net         Unrealized\   Asset Value
                                            Value,   Investment         Gains       Resulting
                                          Beginning    Income       (Losses) on        from
                                          of Period    (loss)       Investments    Operations
                                          ---------  ----------     ------------   -----------
CLASS A
---------------------------------------
LARGE CAP GROWTH FUND
Period ended Sept. 30, 2004 (Unaudited)    $  11.29   $   (0.02)     $      0.16    $     0.14
Year ended March 31, 2004                      9.05       (0.01)            2.58          2.57
Period ended March 31, 2003 (d)               10.00          -- (e)        (0.95)        (0.95)
                                           --------   ---------      -----------    ----------
INCOME FUND
Period ended Sept. 30, 2004 (Unaudited)       10.19        0.18            (0.20)        (0.02)
Year ended March 31, 2004                     10.21        0.34            (0.02)         0.32
Period ended March 31, 2003 (d)               10.00        0.31             0.25          0.56
                                           --------   ---------      -----------    ----------
TAX-EXEMPT INCOME FUND
Period ended Sept. 30, 2004 (Unaudited)       10.22        0.16            (0.06)         0.10
Year ended March 31, 2004                     10.18        0.33             0.08          0.41
Period ended March 31, 2003 (d)               10.00        0.27             0.21          0.48
                                           --------   ---------      -----------    ----------
CLASS B
---------------------------------------
LARGE CAP GROWTH FUND
Period ended Sept. 30, 2004 (Unaudited)       11.17       (0.06)            0.15          0.09
Year ended March 31, 2004                      9.02       (0.10)            2.58          2.48
Period ended March 31, 2003 (d)               10.00          --            (0.98)        (0.98)
                                           --------   ---------      -----------    ----------
INCOME FUND
Period ended Sept. 30, 2004 (Unaudited)       10.19        0.14            (0.20)        (0.06)
Year ended March 31, 2004                     10.21        0.26            (0.02)         0.24
Period ended March 31, 2003 (d)               10.00        0.25             0.25          0.50
                                           --------   ---------      -----------    ----------
TAX-EXEMPT INCOME FUND
Period ended Sept. 30, 2004 (Unaudited)       10.22        0.12            (0.06)         0.06
Year ended March 31, 2004                     10.18        0.26             0.08          0.34
Period ended March 31, 2003 (d)               10.00        0.21             0.21          0.42
                                           --------   ---------      -----------    ----------
CLASS I
---------------------------------------
LARGE CAP GROWTH FUND
Period ended Sept. 30, 2004 (Unaudited)       11.33       (0.01)            0.16          0.15
Year ended March 31, 2004                      9.06        0.01             2.60          2.61
Period ended March 31, 2003 (d)               10.00        0.02            (0.94)        (0.92)
                                           --------   ---------      -----------    ----------
INCOME FUND
Period ended Sept. 30, 2004 (Unaudited)       10.19        0.19            (0.20)        (0.01)
Year ended March 31, 2004                     10.21        0.36            (0.02)         0.34
Period ended March 31, 2003 (d)               10.00        0.29             0.25          0.54
                                           --------   ---------      -----------    ----------
TAX-EXEMPT INCOME FUND
Period ended Sept. 30, 2004 (Unaudited)       10.22        0.18            (0.06)         0.12
Year ended March 31, 2004                     10.18        0.36             0.08          0.44
Period ended March 31, 2003 (d)               10.00        0.26             0.21          0.47
                                           --------   ---------      -----------    ----------
MONEY MARKET FUND
Period ended Sept. 30, 2004 (Unaudited)        1.00       0.004               --         0.004
Year ended March 31, 2004                      1.00       0.006               --         0.006
Period ended March 31, 2003 (d)                1.00       0.007               --         0.007
                                           --------   ---------      -----------    ----------

                                                  Less Dividends from:
                                          -----------------------------------------


                                                         Net Realized                      Net Asset
                                             Net            Gains                            Value,
                                          Investment     (Losses) on        Total           End of        Total
                                            Income       Investments      Dividends         Period       Return*
                                          ----------     ------------     ---------       ----------   ---------
CLASS A
---------------------------------------
LARGE CAP GROWTH FUND
Period ended Sept. 30, 2004 (Unaudited)   $       --     $         --     $      --       $    11.43       1.24% (a)
Year ended March 31, 2004                         --(e)         (0.33)        (0.33)           11.29      28.60%
Period ended March 31, 2003 (d)                   --(e)            --            --(e)          9.05      -9.40% (a)
                                          ----------     ------------     ---------       ----------      -----
INCOME FUND
Period ended Sept. 30, 2004 (Unaudited)        (0.18)              --         (0.18)            9.99      (0.20%)(a)
Year ended March 31, 2004                      (0.34)              --(e)      (0.34)           10.19       3.17%
Period ended March 31, 2003 (d)                (0.31)           (0.04)        (0.35)           10.21       5.65% (a)
                                          ----------     ------------     ---------       ----------      -----
TAX-EXEMPT INCOME FUND
Period ended Sept. 30, 2004 (Unaudited)        (0.16)              --         (0.16)           10.16       1.04% (a)
Year ended March 31, 2004                      (0.33)           (0.04)        (0.37)           10.22       4.14%
Period ended March 31, 2003 (d)                (0.27)           (0.03)        (0.30)           10.18       4.85% (a)
                                          ----------     ------------     ---------       ----------      -----
CLASS B
---------------------------------------
LARGE CAP GROWTH FUND
Period ended Sept. 30, 2004 (Unaudited)           --               --            --            11.26       0.81% (a)
Year ended March 31, 2004                         --            (0.33)        (0.33)           11.17      27.67%
Period ended March 31, 2003 (d)                   --               --            --             9.02      (9.80%)(a)
                                          ----------     ------------     ---------       ----------      -----
INCOME FUND
Period ended Sept. 30, 2004 (Unaudited)        (0.14)              --         (0.14)            9.99      (0.57%)(a)
Year ended March 31, 2004                      (0.26)              --(e)      (0.26)           10.19       2.40%
Period ended March 31, 2003 (d)                (0.25)           (0.04)        (0.29)           10.21       5.07% (a)
                                          ----------     ------------     ---------       ----------      -----
TAX-EXEMPT INCOME FUND
Period ended Sept. 30, 2004 (Unaudited)        (0.12)              --         (0.12)           10.16       0.66% (a)
Year ended March 31, 2004                      (0.26)           (0.04)        (0.30)           10.22       3.37%
Period ended March 31, 2003 (d)                (0.21)           (0.03)        (0.24)           10.18       4.23% (a)
                                          ----------     ------------     ---------       ----------      -----
CLASS I
---------------------------------------
LARGE CAP GROWTH FUND
Period ended Sept. 30, 2004 (Unaudited)           --               --            --            11.48       1.32% (a)
Year ended March 31, 2004                      (0.01)           (0.33)        (0.34)           11.33      29.00%
Period ended March 31, 2003 (d)                (0.02)              --(e)      (0.02)            9.06      (9.20%)(a)
                                          ----------     ------------     ---------       ----------      -----
INCOME FUND
Period ended Sept. 30, 2004 (Unaudited)        (0.19)              --         (0.19)            9.99      (0.07%)(a)
Year ended March 31, 2004                      (0.36)              --(e)      (0.36)           10.19       3.43%
Period ended March 31, 2003 (d)                (0.29)           (0.04)        (0.33)           10.21       5.47% (a)
                                          ----------     ------------     ---------       ----------      -----
TAX-EXEMPT INCOME FUND
Period ended Sept. 30, 2004 (Unaudited)        (0.18)              --         (0.18)           10.16       1.16% (a)
Year ended March 31, 2004                      (0.36)           (0.04)        (0.40)           10.22       4.41%
Period ended March 31, 2003 (d)                (0.26)           (0.03)        (0.29)           10.18       4.75% (a)
                                          ----------     ------------     ---------       ----------      -----
MONEY MARKET FUND
Period ended Sept. 30, 2004 (Unaudited)       (0.004)              --        (0.004)           1.000       0.37% (a)
Year ended March 31, 2004                     (0.006)              --        (0.006)           1.000       0.57%
Period ended March 31, 2003 (d)               (0.007)              --        (0.007)           1.000       0.72% (a)
                                          ----------     ------------     ---------       ----------      -----

                                                               Ratios/Supplementary Data:
                                          -----------------------------------------------------------------
                                                                                    Ratio of
                                             Net                    Ratio of Net    Expenses
                                           Assets,      Ratio of     Investment        to
                                           End of      Expenses      Income to       Average     Portfolio
                                           Period     to Average    Average Net        Net        Turnover
                                           (000's)     Net Assets     Assets        Assets**        (c)
                                          ---------   -----------   ------------    ---------    ----------
CLASS A
---------------------------------------
LARGE CAP GROWTH FUND
Period ended Sept. 30, 2004 (Unaudited)   $     464       1.49%(b)     (0.36%)(b)    1.69%(b)        22.92%
Year ended March 31, 2004                       466       1.44%        (0.16%)       1.64%           39.64%
Period ended March 31, 2003 (d)                 224       1.45%(b)      0.11% (b)    1.67%(b)        34.11%
                                          ---------       ----         -----         ----            -----
INCOME FUND
Period ended Sept. 30, 2004 (Unaudited)         248       1.00%(b)      3.57% (b)    1.25%(b)         4.42%
Year ended March 31, 2004                       263       0.98%         3.31%        1.23%           43.76%
Period ended March 31, 2003 (d)                 218       1.07%(b)      3.54% (b)    1.32%(b)         7.47%
                                          ---------       ----         -----         ----            -----
TAX-EXEMPT INCOME FUND
Period ended Sept. 30, 2004 (Unaudited)         136       1.17%(b)      3.24% (b)    1.68%(b)         6.49%
Year ended March 31, 2004                       137       1.09%         3.25%        1.58%            9.11%
Period ended March 31, 2003 (d)                  57       1.09%(b)      3.36% (b)    1.52%(b)         8.54%
                                          ---------       ----         -----         ----            -----
CLASS B
---------------------------------------
LARGE CAP GROWTH FUND
Period ended Sept. 30, 2004 (Unaudited)         134       2.24%(b)     (1.12%)(b)    2.44%(b)        22.92%
Year ended March 31, 2004                       133       2.19%        (0.91%)       2.39%           39.64%
Period ended March 31, 2003 (d)                 110       2.20%(b)     (0.60%)(b)    2.42%(b)        34.11%
                                          ---------       ----         -----         ----            -----
INCOME FUND
Period ended Sept. 30, 2004 (Unaudited)          38       1.75%(b)      2.82% (b)    2.00%(b)         4.42%
Year ended March 31, 2004                        38       1.73%         2.56%        1.98%           43.76%
Period ended March 31, 2003 (d)                  38       1.82%(b)      2.81% (b)    2.07%(b)         7.47%
                                          ---------       ----         -----         ----            -----
TAX-EXEMPT INCOME FUND
Period ended Sept. 30, 2004 (Unaudited)          38       1.93%(b)      2.49% (b)    2.43%(b)         6.49%
Year ended March 31, 2004                        38       1.84%         2.53%        2.33%            9.11%
Period ended March 31, 2003 (d)                  36       1.85%(b)      2.60% (b)    2.27%(b)         8.54%
                                          ---------       ----         -----         ----            -----
CLASS I
---------------------------------------
LARGE CAP GROWTH FUND
Period ended Sept. 30, 2004 (Unaudited)      32,404       1.24%(b)     (0.12%)(b)    1.44%(b)        22.92%
Year ended March 31, 2004                    33,600       1.19%         0.09%        1.39%           39.64%
Period ended March 31, 2003 (d)              31,260       1.21%(b)      0.32% (b)    1.43%(b)        34.11%
                                          ---------       ----         -----         ----            -----
INCOME FUND
Period ended Sept. 30, 2004 (Unaudited)      76,910       0.74%(b)      3.82% (b)    0.99%(b)         4.42%
Year ended March 31, 2004                    61,481       0.73%         3.56%        0.98%           43.76%
Period ended March 31, 2003 (d)              59,724       0.82%(b)      3.88% (b)    1.07%(b)         7.47%
                                          ---------       ----         -----         ----            -----
TAX-EXEMPT INCOME FUND
Period ended Sept. 30, 2004 (Unaudited)      17,011       0.92%(b)      3.49% (b)    1.43%(b)         6.49%
Year ended March 31, 2004                    18,660       0.83%         3.52%        1.33%            9.11%
Period ended March 31, 2003 (d)              19,154       0.86%(b)      3.58% (b)    1.27%(b)         8.54%
                                          ---------       ----         -----         ----            -----
MONEY MARKET FUND
Period ended Sept. 30, 2004 (Unaudited)      76,585       0.55%(b)      0.73% (b)    0.60%(b)          N/A
Year ended March 31, 2004                    70,829       0.54%         0.57%        0.59%             N/A
Period ended March 31, 2003 (d)             110,327       0.53%(b)      1.02% (b)    0.58%(b)          N/A
                                          ---------       ----         -----         ----            -----

* Excludes sales and redemption charges.

** During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(a)   Not annualized.

(b)   Annualized.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

(d)   For the period July 15, 2002 through March 31, 2003.

(e)   Amount is less than $0.005.

                       See notes to financial statements.

SIGNAL FUNDS

NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2004 (UNAUDITED)

1. ORGANIZATION:

The Coventry Group (the "Group") was organized on January 8, 1992 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Large Cap Growth Fund, the Income Fund, the Tax-Exempt Income Fund, the Money Market Fund, and the Tax-Exempt Money Market Fund (collectively, the "Funds" and individually, a "Fund") are a series within the Group. The Funds are each authorized to issue Class A, Class B, and Class I Shares. Currently all classes of the Tax-Exempt Money Market are not offered to any investors. On August 1, 2003, Class A and Class B of the Money Market Fund liquidated all of their assets and are not currently offered to any investors.

Under the Group's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Group. In addition, in the normal course of business, the Group enters into contracts with its vendors and others that provide general indemnification. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against a Fund. However, based on experience, the Funds expect the risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP") in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that may affect the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

SECURITIES VALUATION:

The value of each equity security is based either on the closing price on a national securities exchange, or in the absence of recorded sales, at fair value as determined by the Group's Trustees. Securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Group's Board of Trustees.

Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Group's Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All short-term securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value. Under the amortized cost method, discount or premium, if any, is accreted or amortized, respectively, on a constant (straight-line) basis to the maturity of the security.

Securities held in the Money Market Fund are valued utilizing the amortized cost method, which approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to maturity or reset date of the security.

REPURCHASE AGREEMENTS:

The Funds may enter into repurchase agreements with a bank or broker-dealer that Signal Capital Management, Inc., (the "Advisor"), a wholly owned subsidiary of Old National Trust company, deems creditworthy. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the collateral held pursuant to the agreement, with a market value equal to or greater than the repurchase

                                    continued

SIGNAL FUNDS

NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2004 (UNAUDITED)

price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

SECURITY TRANSACTIONS AND RELATED INCOME:

Changes in holdings of portfolio securities shall be reflected no later than in the first calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio security transactions are reported on trade date. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Income and realized and unrealized gains and losses on investments are allocated to each class of shares based upon relative net assets or other appropriate basis.

EXPENSES:

Expenses directly attributable to a Fund are charged directly to the Fund. Expenses relating to the Group are allocated proportionately to each Fund within the Group according to the relative net assets of each Fund or on another reasonable basis. Each class of shares bears its respective pro-rata portion of the expenses, except that each class separately bears expenses related specifically to that class, such as distribution fees.

DIVIDENDS TO SHAREHOLDERS:

Dividends from net investment income, if any, are declared daily and paid monthly for all of the Funds, except the Large Cap Growth Fund. Dividends for the Large Cap Growth Fund are declared and distributed quarterly. Dividends from net realized gains, if any, are declared and distributed annually for all Funds.

Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations, which may differ from GAAP. Permanent book and tax basis differences have been reclassified among the components of net assets.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

FEDERAL INCOME TAXES:

Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

3. RELATED PARTY TRANSACTIONS:

INVESTMENT ADVISOR:

The Funds and the Advisor are parties to an Investment Advisory Agreement under which the Advisor is entitled to receive an annual fee, computed daily and paid monthly, equal to the average daily net assets of each Fund, at the following annual

                                    continued

SIGNAL FUNDS

NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2004 (UNAUDITED)

percentage rates after the imposition of certain contractual fee waivers by the Advisor of its advisory fees:

         NAME                FEE RATE*
----------------------       ---------
Large Cap Growth Fund          0.55%
Income Fund                    0.25
Tax-Exempt Income Fund           --
Money Market Fund              0.05

* Without the imposition of these contractual fee waivers by the Advisor, total advisory fees for the Funds on an annual basis are 0.75% for the Large Cap Growth Fund, 0.50% for the Income Fund and Tax-Exempt Income Fund, and 0.10% for the Money Market Fund.

The Advisor may from time to time voluntarily reduce all or a portion of its advisory fee with respect to a Fund.

For the first 36 full months of the Funds' operations, the Advisor may recoup these waived advisory fees over a period of up to three years from the year the fees were waived in accordance with the terms of the expense limitation agreement entered into between the Adviser and the Funds. For the fiscal years ended March 31, 2003 and March 31, 2004 and for the six month period ending September 30, 2004, the Advisor waived $45,759, $69,332 and $31,790, respectively, for the Large Cap Growth Fund; $77,007, $159,274 and $82,380, respectively, for the Income Fund; $57,868, $96,072 and $44,123, respectively, for the Tax-Exempt Fund; and $41,464, $42,511 and $18,364, respectively, for the Money Market Fund.

ADMINISTRATION:

The Funds and BISYS Fund Services Ohio, Inc. (the "Administrator"), a wholly owned subsidiary of The BISYS Group, Inc., are parties to an Administration Agreement under which the Administrator provides services for a fee that is computed daily and paid monthly at an annual rate of 0.20% of the average daily net assets for the Large Cap Fund, Income Fund, and the Tax-Exempt Income Fund. The Money Market Fund has an annual rate of 0.25%. Certain officers and trustees of the Group are also employees of the Administrator and are paid no fees directly by the Funds for serving as officers of the Group, except the Chief Compliance Officer.

DISTRIBUTION:

The Funds and BISYS Fund Services Limited Partnership (the "Distributor"), a wholly owned subsidiary of The BISYS Group, Inc., are parties to a Distribution Agreement under which shares of the Funds are sold on a continuous basis. The Group has adopted a Service and Distribution Plan for Class A and Class B shares pursuant to Rule 12b-1 under the 1940 Act under which the Class A and Class B shares of each fund are authorized to pay the Distributor for payments it makes to banks, other institutions and broker-dealers, and for expenses the Distributor and any of its affiliates incur for providing distribution or shareholder service assistance to the Funds. The calculated annual rate will not exceed 0.25% and 1.00% of the average daily net asset value of Class A and Class B shares respectively.

For the period ended September 30, 2004, the Distributor received $1,587 from commissions earned on sales of Class A shares and redemption of Class B shares, none of which the Distributor re-allowed to affiliated broker-dealers of the Funds.

4. PURCHASES AND SALES OF SECURITIES:

Purchases and sales of investment securities, excluding short-term securities, for the period ended September 30, 2004, totaled:

                           PURCHASES          SALES
                          -----------      -----------
Large Cap Growth Fund     $ 7,092,283      $ 8,413,553
Income Fund                17,719,380        2,782,820
Tax-Exempt Income Fund      1,121,414        2,799,541

                                    continued

SIGNAL FUNDS

NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2004 (UNAUDITED)

5. CLASS A CONTINGENT DEFERRED SALES CHARGES:

There is no initial sales charge on purchases of $1 million or more of the Class A Shares of the Funds. However, a contingent deferred sales charge ("CDSC") will be charged to the shareholder if shares are redeemed in the first 18 months after purchase. The Funds collected no CDSC fees on Class A Shares during the period ended September 30, 2004.

6. ADDITIONAL FUND INFORMATION:

SECURITY ALLOCATION:

LARGE CAP GROWTH FUND:

                                                   PERCENTAGE OF
   SECURITY ALLOCATION                               NET ASSETS
------------------------                           -------------
Financials                                             19.4%
Information Technology                                 16.5%
Consumer Discretionary                                 13.0%
Health Care                                            13.0%
Industrials                                            12.8%
Consumer Staples                                        9.5%
Energy                                                  8.8%
Materials                                               3.5%
U.S. Government Agencies                                1.5%
Utilities                                               0.8%
Investment Companies                                    0.8%
Telecomm Services                                       0.5%
                                                      -----
Total                                                 100.1%
                                                      =====

TAX-EXEMPT INCOME FUND:

                                                   PERCENTAGE OF
  SECURITY ALLOCATION                                NET ASSETS
------------------------                           -------------
Municipal Bonds                                       97.7%
Investment Companies                                   1.7%
                                                      ----
Total                                                 99.4%
                                                      ====

INCOME FUND:

                                                   PERCENTAGE OF
   SECURITY ALLOCATION                               NET ASSETS
-------------------------                          -------------
U.S. Government Agencies                               45.3%
Corporate Bonds                                        36.5%
U.S. Treasury Obligations                              16.9%
Investment Companies                                    0.4%
                                                       ----
Total                                                  99.1%
                                                       ====

MONEY MARKET FUND:

                                                   PERCENTAGE OF
   SECURITY ALLOCATION                               NET ASSETS
------------------------                           -------------
Commercial Paper                                       52.6%
Repurchase Agreements                                  18.3%
U.S. Government Agencies                               15.6%
Certificates of Deposit                                10.4%
Investment Companies                                    3.2%
                                                      -----
Total                                                 100.1%
                                                      =====

EXPENSE COMPARISON:

As a shareholder of the Signal Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; and redemption fees; (2) ongoing costs, including management fees; distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Signal Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2004 through September 30, 2004.

                                    continued

SIGNAL FUNDS

NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2004 (UNAUDITED)

EXPENSE COMPARISON, CONTINUED:

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                                    BEGINNING ACCOUNT  ENDING ACCOUNT    EXPENSE PAID   EXPENSE RATIO
                                                          VALUE            VALUE        DURING PERIOD*  DURING PERIOD
                                                         4/1/04           9/30/04     4/1/04 - 9/30/04 4/1/04 - 9/30/04
                                                    -----------------  -------------- ---------------- ----------------
Large Cap Growth Fund           Class A                 $ 1,000.00       $1,012.40        $ 7.52            1.49%
                                Class B                   1,000.00        1,008.10         11.28            2.24%
                                Class I                   1,000.00        1,013.20          6.26            1.24%
                                                        ----------       ---------        ------            ----
Income Fund                     Class A                   1,000.00          998.00          5.01            1.00%
                                Class B                   1,000.00          994.30          8.75            1.75%
                                Class I                   1,000.00          999.30          3.71            0.74%
                                                        ----------       ---------        ------            ----
Tax-Exempt Income Fund          Class A                   1,000.00        1,010.40          5.90            1.17%
                                Class B                   1,000.00        1,006.60          9.71            1.93%
                                Class I                   1,000.00        1,011.60          4.64            0.92%
                                                        ----------       ---------        ------            ----
Money Market Fund               Class I                   1,000.00        1,003.70          2.76            0.55%
                                                        ----------       ---------        ------            ----

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below provides information about hypothetical account values and hypothetical expenses based on each Signal Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                    BEGINNING ACCOUNT  ENDING ACCOUNT   EXPENSE PAID     EXPENSE RATIO
                                                          VALUE             VALUE      DURING PERIOD*    DURING PERIOD
                                                          4/1/04           9/30/04    4/1/04 - 9/30/04 4/1/04 - 9/30/04
                                                    -----------------  -------------- ---------------- ----------------
Large Cap Growth Fund           Class A                 $1,000.00        $1,017.60        $ 7.54            1.49%
                                Class B                  1,000.00         1,013.84         11.31            2.24%
                                Class I                  1,000.00         1,018.85          6.28            1.24%
                                                        ----------       ---------        ------            ----
Income Fund                     Class A                  1,000.00         1,020.05          5.06            1.00%
                                Class B                  1,000.00         1,016.29          8.85            1.75%
                                Class I                  1,000.00         1,021.36          3.75            0.74%
                                                        ----------       ---------        ------            ----
Tax-Exempt Income Fund          Class A                  1,000.00         1,019.20          5.92            1.17%
                                Class B                  1,000.00         1,015.39          9.75            1.93%
                                Class I                  1,000.00         1,020.46          4.66            0.92%
                                                        ----------       ---------        ------            ----
Money Market Fund               Class I                  1,000.00         1,022.31          2.79            0.55%
                                                        ----------       ---------        ------            ----


*Expenses are equal to the average account value times the Fund's annualized expense ratio multipled by the number of days in the most recent half-year divided by the number of days in the fiscal year.

OTHER INFORMATION:

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-888-426-9709 and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

Schedules of Portfolio Investments for the period ending December 31, 2004 will be available starting February 28, 2005, without charge, on the Securities and Exchange Commission's website at http://www.sec.gov.

Item 2. Code of Ethics.

     Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

Not applicable - only for annual reports

     The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 11(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

     If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

     During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

     OR
     [Describe the relevant amendment to or waiver from the code. See Instructions #4 and #5 to Item 2 on the pdf file N-CSR for information on amendments and waivers.] This is a semi-annual requirement.

     [ALSO, if the Fund has elected to post the Fund's Code of Ethics on the website or has elected to provide a copy upon request without charge, see paragraph (e) and (f) as well as Instructions #2 and #3 on the pdf file N-CSR for further instructions.]

Item 3. Audit Committee Financial Expert.

          (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

                    (i) Has at least one audit committee financial expert serving on its audit committee; or

                    (ii) Does not have an audit committee financial expert serving on its audit committee.

               (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

                    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

                    (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

               (3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable - only for annual reports

Item 4. Principal Accountant Fees and Services.

          (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

          (b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

          (c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

          (d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

          (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

               (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

          (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

          (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

          (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

          (a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

          (b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

Item 6. Schedule of Investments.

File Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in (S) 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

          A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Not applicable.

Item 10. Controls and Procedures.

          (a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the investment company's management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

          (b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits.

          (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

          (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

          Not applicable.

          (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

          Certifications pursuant to Rule 30a-2(a) are attached hereto.

          (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

          Not applicable.

          (b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference.

          Certifications pursuant to Rule 30a-2(b) are furnished herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Coventry Group


By: /s/ R. Jeffrey Young
    ------------------------------------
    R. Jeffrey Young
    President

Date: December 3, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ R. Jeffrey Young
    ------------------------------------
    R. Jeffrey Young
    President

Date: December 3, 2004


By: /s/ Chris Sabato
    ------------------------------------
    Chris Sabato
    Treasurer

Date: December 3, 2004